As filed with the Securities and Exchange Commission on September 8, 2015

Registration Nos. 2-75503, 811-03364

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	(X)

Pre-Effective Amendment No.	( )
Post-Effective Amendment No. 139	(X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT	(X)
OF 1940

Amendment No. 139	(X)

GREAT-WEST FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Registrant’s Telephone Number, including Area Code: (866) 831-7129

Edmund F. Murphy III

President and Chief Executive Officer

Great-West Funds, Inc.

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Address of Principal Executive Offices)

(Name and Address of Agent for Service)

Copies of Communications to:

Renee M. Hardt, Esq.

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b) of Rule 485
x	on September 8, 2015, pursuant to paragraph (b) of Rule 485
60 days after filing, pursuant to paragraph (a)(1) of Rule 485 on , pursuant to paragraph (a)(1) of Rule 485
75 days after filing, pursuant to paragraph (a)(2) of Rule 485 on , pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

GREAT-WEST FUNDS, INC.

Great-West Multi-Manager Small Cap Growth Fund

Institutional Class Ticker: MXMSX

Initial Class Ticker: MXMTX

(the “Fund”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.

Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.

This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is September 8, 2015

Fund Summary

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses[1]	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
Total Annual Fund Operating Expenses	0.90%	1.25%	1.50%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Institutional Class	$92	$287
Initial Class	$127	$397
Class L	$153	$474

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalization companies, which we define as companies with market capitalizations within or below the range of the Russell 2000® Index at the time of purchase. The highest market capitalization of any company in the Russell 2000® Index was approximately $6.528 billion as of July 31, 2015, and is expected to change frequently.

The Fund may invest in U.S. and foreign, including emerging markets, companies. Foreign companies may be traded on U.S. or non-U.S. securities exchanges, may be denominated in the U.S. Dollar or other currencies, and may include American Depositary Receipts (“ADRs”). The Fund may also invest in micro-capitalization companies.

The Fund’s investment portfolio is managed by three sub-advisers: Peregrine Capital Management, Inc. (“Peregrine”), Putnam Investment Management, LLC. (“Putnam”) and Lord, Abbett & Co. LLC (“Lord Abbett”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”). GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser. The Sub-Advisers seek to invest in securities of issuers with above average potential for growth. Specifically, Peregrine seeks long-term capital appreciation by investing in small-capitalization companies that are similar in size to issuers included in the Russell 2000® Index; Putnam seeks capital appreciation by investing mainly in common stocks of small U.S. companies that are similar in size to issuers included in the Russell 2000® Growth Index, with a focus on growth stocks; and Lord Abbett seeks long-term capital appreciation by investing principally in equity securities of micro-capitalization companies that, at the time of purchase, are similar in size to companies in the Russell Microcap® Index or have a market capitalization that is under $1 billion.

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The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Fund’s Board of Directors without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy as described above.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Fund:

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price. Foreign securities also include ADRs, which may be less liquid than the underlying shares in their primary trading market.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Multi-Manager Risk - Each Sub-Adviser makes investment decisions independently. It is possible that the security selection process of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).

Small and Micro-Cap Company Securities Risk - The stocks of small- and micro-capitalization companies often involve more risk and volatility than those of larger companies. Among other things, small- and micro-capitalization companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Small and micro-cap securities have lower trading volume and are less liquid than larger, more established companies.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

No performance data is provided because the Fund had not commenced operations as of the date of this Prospectus. The information will appear in a future version of this Prospectus after the Fund has annual returns for one complete calendar year.

Investment Adviser

GWCM

Sub-Advisers

Peregrine, Putnam, and Lord Abbett.

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Portfolio Managers

Name	Title	Length of Service as Portfolio Manager of Fund
Peregrine
William A. Grierson, CFA	Principal & Portfolio Manager	2015
Daniel J. Hagen, CFA	Principal & Portfolio Manager	2015
James P. Ross, CFA	Principal & Portfolio Manager	2015
Paul E. von Kuster, CFA	Principal & Portfolio Manager	2015
Putnam
Pam Gao, CFA	Portfolio Manager	2015
Lord Abbett
Matthew R. DeCicco, CFA	Portfolio Manager	2015
F. Thomas O-Halloran, CFA	Partner & Portfolio Manager	2015
Arthur K. Weise, CFA	Partner & Portfolio Manager	2015

Purchase and Sale of Fund Shares

The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

More Information About the Fund’s Investments

The Sub-Advisers manage other mutual funds having similar investment objectives and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

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Equity Securities

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalization companies, which we define as companies with market capitalizations within or below the range of the Russell 2000® Index at the time of purchase. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Foreign Securities

The Fund may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Fund to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Fund from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

ADRs are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depositary Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Temporary Investment Strategies

The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM or the Sub-Advisers, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

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U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

How the Sub-Advisers Select Investments

Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets which it manages pursuant to the investment philosophy described below.

Peregrine manages a portion of the Fund. Peregrine seeks long-term capital appreciation by investing in small-capitalization companies that are similar in size to issuers included in the Russell 2000® Index. In selecting securities for the Fund, Peregrine conducts rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Rediscovery phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with management of several hundred companies each year to discuss public information relevant to selecting securities for the Fund and conducting independent external research. Companies that fit into the Discovery phase are those with rapid long-term (3-5 year) earnings growth prospects. Companies that fit into the Rediscovery phase are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value.

Peregrine may decrease certain stock holdings when their positions rise relative to the overall portfolio. Peregrine may sell a stock in its entirety when it reaches Peregrine’s sell target price, which is set at the time of purchase. Peregrine may also sell stocks that experience adverse fundamental news, have significant short-term price declines, or in order to provide funds for new stocks held in the Fund.

Putnam manages a portion of the Fund. Putnam seeks capital appreciation by investing in mainly common stocks of small U.S. companies that are similar in size to issuers included in the Russell 2000® Growth Index, with a focus on growth stocks. Putnam considers growth stocks to be those issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price.

When deciding whether to buy or sell investments, Putnam may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends.

Lord Abbett manages a portion of the Fund. Lord Abbett seeks long-term capital appreciation by investing principally in equity securities of micro-capitalization companies that, at the time of purchase, are similar in size to companies in the Russell Microcap® Index or have a market capitalization that is under $1 billion. Lord Abbett uses fundamental analysis to look for micro-capitalization companies that appear to have the potential for more rapid growth than the overall economy. Lord Abbett evaluates companies based on an analysis of their financial statements, products and operations, market sectors, and management. Lord Abbett may engage in active and frequent trading of portfolio securities in seeking to achieve the Fund’s investment objective.

Lord Abbett will generally sell a security when it believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons.

Principal Investment Risks

The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

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Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors. Foreign securities also include ADRs, which may be less liquid than the underlying shares in their primary trading market.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Multi-Manager Risk - Because each Sub-Adviser makes investment decisions independently, it is possible that the security selection process of the Sub-Advisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible that one Sub-Adviser may, at any time, take positions that may be opposite of positions taken by the other Sub-Adviser. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. The Sub-Advisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transactions costs. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected for the Fund.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).

Small and Micro-Cap Company Securities Risk - The stocks of small- and micro-capitalization companies often involve more risk and volatility than those of larger companies. Because small- and micro-capitalization companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small- and micro-capitalization companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies. Small and micro-cap securities have lower trading volume and are less liquid than larger, more established companies.

Underlying Fund Risk

Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund’s transaction costs.

Other Risk Factors Associated with the Fund

Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

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Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has reduced its market support activities. Further reduction or the withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Fund’s benchmark is the Russell 2000® Growth Index. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price/book value ratios and higher forecasted growth rates. Russell 2000® is a registered trademark of Russell Investments.

Management and Organization

Investment Adviser

GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of June 30, 2015, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $31.5 billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% of the Fund’s average daily net assets. GWCM is responsible for all fees and expenses incurred in performing the services set forth in the investment advisory agreement and all other fees and expenses, except that the Fund shall pay all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), with regard to Class L shares, all administrative service fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreements with the Sub-Advisers will be available in the Fund’s Annual Report to shareholders for the period ended December 31, 2015.

Sub-Advisers

Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Advisers’ performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

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Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Advisers are responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bears all expenses in connection with the performance of their services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of GWCM’s advisory fee described above. The following is additional information regarding the Sub-Advisers:

Peregrine Capital Management Inc. (Peregrine) is a Minnesota corporation and is registered as an investment adviser with the SEC. Its principal business address is 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402. Peregrine is a direct wholly owned subsidiary of Wells Fargo & Company. Peregrine also provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments.

The portfolio managers of the Fund from Peregrine are William A. Grierson, Daniel J. Hagen, James P. Ross and Paul E. von Kuster. They also manage the Wells Fargo Advantage Small Company Growth Fund. Mr. Grierson, Principal and Portfolio Manager, joined Peregrine in 2000. Mr. Hagen, Principal and Portfolio Manager, joined Peregrine in 1996. Mr. Ross, Principal and Portfolio Manager, joined Peregrine in 1996. Mr. von Kuster, Principal and Portfolio Manager, joined Peregrine in 1984.

Lord, Abbett & Co. LLC (Lord Abbett) is a Delaware limited liability company and is registered as an investment adviser with the SEC. Its principal business address is 90 Hudson Street, Jersey City, NJ 07302. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $136.1 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.4 billion for which Lord Abbett provides investment models to managed account sponsors, as of June 30, 2015.

The portfolio managers of the Fund from Lord Abbett are F. Thomas O’Halloran, Arthur K. Weise and Matthew R. DeCicco. Mr. O’Halloran, Partner and Portfolio Manager, heads the team of portfolio managers and other investment professionals who manage Lord Abbett’s portion of the Fund’s portfolio. He joined Lord Abbett in 2001 and has been a member of the team since 2006. Arthur K. Weise, Partner and Portfolio Manager, joined Lord Abbett and the team in 2007. Matthew R. DeCicco, Portfolio Manager, joined Lord Abbett in 1999 and has been a member of the team since 2002.

Putnam Investment Management, LLC (“Putnam”) is a Delaware limited liability company and is registered as an investment adviser with the SEC. Its principal business address is One Post Office Square, Boston, MA 02109. Putnam is an affiliate of GWCM and GWL&A. Putnam is an indirect wholly owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to GWCM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a majority-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Pam Gao is the portfolio manager of the Fund from Putnam. Ms. Gao, Portfolio Manager, joined Putnam in 2000 and has managed the Putnam Small Cap Growth Fund since 2010.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Shareholder Information

Investing in the Fund

Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

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Pricing Shares

The transaction price for buying, selling, or exchanging the Fund’s shares is the net asset value of the Fund. The Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains

The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares

The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a fund’s international portfolio securities trade and the time as of which the fund’s net asset value is calculated. Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the fund’s net asset value.

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Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Voting Procedures for Variable Contract Owners

Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of

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votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).

Federal Income Tax Consequences

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.

Share Classes

The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan

The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or fees and expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement

Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM’s parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, “Account Holders”) who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

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Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports

The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund’s performance and other information.

Financial Highlights

The Fund had not commenced operations as of the date of this Prospectus; therefore, no financial highlights for the Fund are available.

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

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The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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GREAT-WEST FUNDS, INC.

Great-West Money Market Fund Institutional Class Initial Class Ticker: MXMXX	Great-West Aggressive Profile I Fund Institutional Class Initial Class Ticker: MXPPX Class L

Great-West Short Duration Bond Fund Institutional Class Ticker: MXXJX Initial Class Ticker: MXSDX Class L Ticker: MXTDX	Great-West Conservative Profile II Fund Institutional Class Ticker: MXKVX Initial Class Ticker: MXCPX Class L Ticker: MXIPX

Great-West U.S. Government Mortgage Securities Fund Institutional Class Ticker: MXDQX Initial Class Ticker: MXGMX Class L	Great-West Moderately Conservative Profile II Fund Institutional Class Ticker: MXJUX Initial Class Ticker: MXDPX Class L Ticker: MXHPX

Great-West Federated Bond Fund Institutional Class Ticker: MXIUX Initial Class Ticker: MXFDX Class L	Great-West Moderate Profile II Fund Institutional Class Ticker: MXITX Initial Class Ticker: MXMPX Class L Ticker: MXGPX

Great-West Bond Index Fund Institutional Class Ticker: MXCOX Initial Class Ticker: MXBIX Class L Ticker: MXBJX	Great-West Moderately Aggressive Profile II Fund Institutional Class Ticker: MXHRX Initial Class Ticker: MXBPX Class L Ticker: MXFPX

Great-West Loomis Sayles Bond Fund Institutional Class Ticker: MXUGX Initial Class Ticker: MXLMX Class L	Great-West Aggressive Profile II Fund Institutional Class Ticker: MXGTX Initial Class Ticker: MXAPX Class L Ticker: MXEPX

Great-West Putnam High Yield Bond Fund Institutional Class Ticker: MXFRX Initial Class Ticker: MXHYX	Great-West Lifetime 2015 Fund I Institutional Class Ticker: MXMAX Class T Ticker: MXLTX Class T1 Ticker: MXLUX Class L

Great-West Templeton Global Bond Fund Institutional Class Ticker: MXZMX Initial Class Ticker: MXGBX Class L	Great-West Lifetime 2015 Fund II Institutional Class Ticker: MXMZX Class T Ticker: MXLVX Class T1 Ticker: MXLWX Class L Ticker: MXLQX

Great-West Loomis Sayles Small Cap Value Fund Institutional Class Ticker: MXTFX Initial Class Ticker: MXLSX Class L	Great-West Lifetime 2015 Fund III Institutional Class Ticker: MXNYX Class T Ticker: MXLYX Class T1 Ticker: MXLZX Class L

Great-West Invesco Small Cap Value Fund Institutional Class Ticker: MXMYX Initial Class Ticker: MXSVX Class L	Great-West Lifetime 2025 Fund I Institutional Class Ticker: MXOZX Class T Ticker: MXALX Class T1 Ticker: MXBLX Class L

Great-West S&P Small Cap 600® Index Fund Institutional Class Ticker: MXERX Initial Class Ticker: MXISX Class L: MXNSX	Great-West Lifetime 2025 Fund II Institutional Class Ticker: MXPAX Class T Ticker: MXCLX Class T1 Ticker: MXDLX Class L Ticker: MXCDX

Great-West Small Cap Growth Fund Institutional Class Ticker: MXWIX Initial Class Ticker: MXSGX Class L	Great-West Lifetime 2025 Fund III Institutional Class Ticker: MXQBX Class T Ticker: MXELX Class T1 Ticker: MXFLX Class L

Great-West Multi-Manager Small Cap Growth Fund Institutional Class Ticker: MXMSX Initial Class Ticker: MXMTX Class L	Great-West Lifetime 2035 Fund I Institutional Class Ticker: MXRCX Class T Ticker: MXGLX Class T1 Ticker: MXHLX Class L

Great-West Goldman Sachs Mid Cap Value Fund Institutional Class Ticker: MXKJX Initial Class Ticker: MXMVX Class L	Great-West Lifetime 2035 Fund II Institutional Class Ticker: MXRJX Class T Ticker: MXILX Class T1 Ticker: MXJLX Class L Ticker: MXLRX

Great-West Ariel Mid Cap Value Fund Institutional Class Ticker: MXOAX Initial Class Ticker: MXMCX Class L Ticker: MXAMX	Great-West Lifetime 2035 Fund III Institutional Class Ticker: MXTBX Class T Ticker: MXKLX Class T1 Ticker: MXLLX Class L

Great-West S&P Mid Cap 400® Index Fund Institutional Class Ticker: MXNZX Initial Class Ticker: MXMDX Class L	Great-West Lifetime 2045 Fund I Institutional Class Ticker: MXUCX Class T Ticker: MXMLX Class T1 Ticker: MXNLX Class L

Great-West T. Rowe Price Mid Cap Growth Fund Institutional Class Ticker: MXYKX Initial Class Ticker: MXMGX Class L: MXTMX	Great-West Lifetime 2045 Fund II Institutional Class Ticker: MXVDX Class T Ticker: MXOLX Class T1 Ticker: MXPLX Class L Ticker: MXYLX

Great-West T. Rowe Price Equity Income Fund Institutional Class Ticker: MXVHX Initial Class Ticker: MXEQX Class L Ticker: MXTQX	Great-West Lifetime 2045 Fund III Institutional Class Ticker: MXWEX Class T Ticker: MXQLX Class T1 Ticker: MXRLX Class L

Great-West Putnam Equity Income Fund Institutional Class Ticker: MXQCX Initial Class Ticker: MXQIX Class L	Great-West Lifetime 2055 Fund I Institutional Class Ticker: MXXFX Class T Ticker: MXSLX Class T1 Ticker: MXTLX Class L

Great-West Stock Index Fund Institutional Class Initial Class Ticker: MXSIX Class L	Great-West Lifetime 2055 Fund II Institutional Class Ticker: MXYGX Class T Ticker: MXULX Class T1 Ticker: MXVLX Class L Ticker: MXZLX

Great-West S&P 500® Index Fund Institutional Class Ticker: MXKWX Initial Class Ticker: MXVIX Class L Ticker: MXVJX	Great-West Lifetime 2055 Fund III Institutional Class Ticker: MXZHX Class T Ticker: MXWLX Class T1 Ticker: MXXLX Class L

Great-West American Century Growth Fund Institutional Class Ticker: MXRDX Initial Class Ticker: MXGRX Class L	Great-West SecureFoundation® Lifetime 2015 Fund Institutional Class Class G Ticker: MXSJX Class G1 Ticker: MXSKX Class L Ticker: MXLEX

Great-West Multi-Manager Large Cap Growth Fund Institutional Class Ticker: MXGSX Initial Class Ticker: MXLGX Class L	Great-West SecureFoundation® Lifetime 2020 Fund Institutional Class Class G Ticker: MXSMX Class G1 Ticker: MXSPX Class L Ticker: MXLFX

Great-West MFS International Value Fund Institutional Class Ticker: MXJVX Initial Class Ticker: MXIVX Class L Ticker: MXMIX	Great-West SecureFoundation® Lifetime 2025 Fund Institutional Class Class G Ticker: MXSNX Class G1 Ticker: MXSOX Class L Ticker: MXLHX

Great-West International Index Fund Institutional Class Ticker: MXPBX Initial Class Ticker: MXINX Class L	Great-West SecureFoundation® Lifetime 2030 Fund Institutional Class Class G Ticker: MXSQX Class G1 Ticker: MXASX Class L Ticker: MXLIX

Great-West MFS International Growth Fund Institutional Class Ticker: MXHTX Initial Class Ticker: MXIGX Class L	Great-West SecureFoundation® Lifetime 2035 Fund Institutional Class Class G Ticker: MXSRX Class G1 Ticker: MXSSX Class L Ticker: MXLJX

Great-West Real Estate Index Fund Institutional Class Ticker: MXSFX Initial Class Ticker: MXREX Class L	Great-West SecureFoundation® Lifetime 2040 Fund Institutional Class Class G Ticker: MXDSX Class G1 Ticker: MXESX Class L Ticker: MXLKX

Great-West Conservative Profile I Fund Initial Class Ticker: MXVPX Class L Institutional Class	Great-West SecureFoundation® Lifetime 2045 Fund Institutional Class Class G Ticker: MXSTX Class G1 Ticker: MXSWX Class L Ticker: MXLNX

Great-West Moderately Conservative Profile I Fund Institutional Class Initial Class Ticker: MXTPX Class L	Great-West SecureFoundation® Lifetime 2050 Fund Institutional Class Class G Ticker: MXFSX Class G1 Ticker: MXHSX Class L Ticker: MXLOX

Great-West Moderate Profile I Fund Institutional Class Initial Class Ticker: MXOPX Class L	Great-West SecureFoundation® Lifetime 2055 Fund Institutional Class Class G Ticker: MXSYX Class G1 Ticker: MXSZX Class L Ticker: MXLPX

Great-West Moderately Aggressive Profile I Fund Institutional Class Initial Class Ticker: MXRPX Class L	Great-West SecureFoundation® Balanced Fund Institutional Class Ticker: MXCJX Class G Ticker: MXSBX Class G1 Ticker: MXSHX Class L Ticker: MXLDX

(the “Fund(s)”)

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Throughout this SAI, “Fund” is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a Prospectus. It contains information in addition to the information in the Prospectuses for the Funds. The Prospectuses for the Funds, which we may amend from time to time, contain the basic information you should know before investing in a Fund. This SAI should be read together with the Prospectuses for the Funds, each dated May 1, 2015, and the Prospectus for the Great-West Multi-Manager Small Cap Growth Fund, dated September 8, 2015. Requests for copies of Prospectuses should be made by writing to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111, by calling 1-866-831-7129, or by viewing http://www.greatwestfunds.com. The financial statements, appearing in the Annual Reports and Semi-Annual Reports, are incorporated into this SAI by reference. Copies of the Annual Reports and Semi-Annual Reports are available, without charge, and can be obtained by calling 1-866-831-7129 or by viewing at http://www.greatwestfunds.com.

September 8, 2015

INFORMATION ABOUT GREAT-WEST FUNDS AND THE FUNDS

Great-West Funds, Inc. (“Great-West Funds”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Great-West Funds offers 63 Funds. Great-West Funds is a Maryland corporation that organized on December 7, 1981 and commenced business as an investment company on February 5, 1982. Great-West Funds was formerly known as Maxim Series Fund, Inc. The name change to Great-West Funds occurred on September 24, 2012. This SAI describes 62 Funds, 25 of which are diversified Funds and 37 of which are non-diversified Funds.

Funds that offer only one class of shares do not have sales charges or distribution fees. Certain Funds offer two or more classes of shares. The Institutional Class, Initial Class, Class T, and Class G shares offered with certain Funds do not have sales charges or distribution fees. The Class L, Class T1, and Class G1 shares offered with certain Funds do not have sales charges but have a distribution fee (or 12b-1 fee).

Currently, shares of the Funds may be sold to and held by separate accounts of insurance companies to fund benefits under certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement account (“IRA”) custodians or trustees, participants in connection with qualified retirement plans (“retirement plans”) and, with respect to certain Funds, participants in connection with college saving programs (collectively, “Permitted Accounts”) and asset allocation funds that are series of Great-West Funds. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as the investment adviser to Great-West Funds.

Diversified Funds

Each diversified Fund will operate as a diversified investment Fund of Great-West Funds. This means that at least 75% of the value of its total assets will be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities, the value of which with respect to any one issuer is neither more than 5% of the Fund’s total assets nor more than 10% of the outstanding voting securities of such issuer.

Non-Diversified Funds

A non-diversified Fund is any Fund other than a diversified Fund. The Great-West Templeton Global Bond Fund, Great-West Real Estate Index Fund, the Great-West Profile I Funds, the Great-West Profile II Funds (the “Profile Funds” or each a “Profile Fund”), the Great-West Lifetime Funds (the “Lifetime Funds”), the Great-West SecureFoundation® Balanced Fund (the “SecureFoundation® Balanced Fund”), and the Great-West SecureFoundation® Lifetime Funds (the “SecureFoundation® Lifetime Funds”) are considered “non-diversified” because they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified Fund. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Fund may be more sensitive to changes in the market value of a single issuer or industry.

INVESTMENT LIMITATIONS

Fundamental Policies

Great-West Funds has adopted limitations on the investment activity of its Funds which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the affected Fund. These limitations apply to all Funds. If changes to the fundamental policies of only one Fund are being sought, only shares of that Fund are entitled to vote. “Majority” for this purpose and under the Investment Company Act of 1940, as amended (“1940 Act”), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. A complete statement of all such limitations is set forth below.

1. BORROWING. Great-West Funds (i.e., each Fund) will not borrow money except that Great-West Funds may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, in a manner consistent with Great-West Funds’ investment objective and program, provided that any such borrowings comply with applicable regulatory requirements. The 1940 Act generally permits a fund to borrow money in amounts of up to 331/3% of its total assets from banks for any purpose. The 1940 Act requires that after any borrowing from a bank a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of a fund’s borrowings shall be at least 300%. In addition, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

2. COMMODITIES, FUTURES, AND OPTIONS THEREON. Great-West Funds (i.e., each Fund) will not purchase or sell physical commodities; except that it may purchase and sell derivatives (including, but not limited to, futures contracts and options on futures contracts). Great-West Funds does not consider currency contracts or hybrid investments to be commodities.

3. INDUSTRY CONCENTRATION. Great-West Funds (i.e., each Fund) will not purchase the securities of any issuer if, as a result, more than 25% of the value of Great-West Funds’ net assets would be invested in the securities of issuers having their principal business activities in the same industry; provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or of certificates of deposit or bankers acceptances. It is the current position of the staff of the SEC that each foreign government is considered to be a separate industry for purposes of this restriction. Notwithstanding the foregoing, each of the Great-West International Index, Great-West Real Estate Index, Great-West S&P 500® Index, Great-West S&P Mid Cap 400® Index, Great-West S&P Small Cap 600® Index and Great-West Stock Index Funds (the “Equity Index Fund(s)” or each an “Equity Index Fund”) and Great-West Bond Index Fund may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index if its benchmark index (as described within the current Prospectus) is so concentrated; for purposes of this limitation, whether an Equity Index Fund or the Great-West Bond Index Fund is concentrated in an industry or group of industries shall be determined in accordance with the 1940 Act and as interpreted or modified from time to time by any regulatory or judicial authority having jurisdiction.

4. LOANS. Great-West Funds (i.e., each Fund) will not make loans, although Great-West Funds may (i) lend portfolio securities; (ii) enter into repurchase agreements; and (iii) acquire debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) purchase debt.

5. DIVERSIFICATION. Great-West Funds (i.e., each Fund) will not, with respect to 75% of the value of the Fund’s total assets, purchase a security if, as a result (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer (other than the U.S. government or any of its agencies or instrumentalities or repurchase agreements collateralized by U.S. government securities, and other investment companies) or (ii) more than 10% of the outstanding voting securities of any issuer would be held by Great-West Funds (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by other investment companies). This investment restriction does not apply to the Great-West Templeton Global Bond Fund, Great-West Real Estate Index Fund, the Profile Funds, the Lifetime Funds, the SecureFoundation® Balanced Fund, or the SecureFoundation® Lifetime Funds as these funds are considered non-diversified for purposes of the 1940 Act.

6. REAL ESTATE. Great-West Funds (i.e., each Fund) will not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent Great-West Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7. SENIOR SECURITIES. Great-West Funds (i.e., each Fund) will not issue senior securities except in compliance with the 1940 Act. The 1940 Act prohibits a fund from issuing any senior securities, except for certain borrowings. The SEC staff has broadly interpreted senior security to include any type of transaction with the potential for leverage, including certain futures, options and other derivatives transactions, short sales, the purchase of securities on a when-issued or delayed-delivery basis or similar transactions with leverage potential. The SEC staff has indicated that transactions with the potential for leverage will not be treated as prohibited senior security issuances if the fund follows certain procedures to prevent losses from the potential leveraged aspect of these transactions. These procedures generally require the fund to segregate cash or liquid securities equal in value to the fund’s potential exposure from the transaction or to cover the transaction through ownership of the instrument underlying the transaction.

8. UNDERWRITING. Great-West Funds (i.e., each Fund) will not underwrite securities issued by other persons, except to the extent Great-West Funds may be deemed to be an underwriter under applicable law in connection with the sale of its portfolio securities in the ordinary course of pursuing its investment program.

All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 2 above.

Non-Fundamental Policies

In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of each of the following Funds to normally invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the particular type of investments suggested by the applicable Fund’s name. If the Board of Directors determines to change the non-fundamental policy for any of these Funds, that Fund will provide no less than 60 days prior written notice to the shareholders before implementing the change of investment policy.

Great-West Ariel Mid Cap Value Fund	Great-West Real Estate Index Fund

Great-West Bond Index Fund	Great-West S&P 500® Index Fund

Great-West Federated Bond Fund	Great-West S&P Mid Cap 400® Index Fund

Great-West Goldman Sachs Mid Cap Value Fund	Great-West S&P Small Cap 600® Index Fund

Great-West Invesco Small Cap Value Fund	Great-West Short Duration Bond Fund

Great-West Loomis Sayles Bond Fund	Great-West Small Cap Growth Fund

Great-West Loomis Sayles Small Cap Value Fund	Great-West Stock Index Fund

Great-West Multi-Manager Large Cap Growth Fund	Great-West T. Rowe Price Equity Income Fund

Great-West Multi-Manager Small Cap Growth Fund	Great-West T. Rowe Price Mid Cap Growth Fund

Great-West Putnam High Yield Bond Fund	Great-West Templeton Global Bond Fund

Great-West Putnam Equity Income Fund	Great-West U.S. Government Mortgage Securities Fund

Operating Policies

Great-West Funds has also adopted the following additional operating restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.

Under these policies, the Funds will not:

1. Enter into commodity futures or commodity options contracts, or swaps, if, with respect to positions in commodity futures or commodity option contracts, or swaps, which do not represent bona fide hedging, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund’s liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into;

2. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities (5% for the Great-West Money Market Fund);

3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and any orders issued by the SEC;

4. Purchase participations or other direct interest in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs, except that a Fund may purchase securities of issuers which invest or deal in the above.

INVESTMENT POLICIES AND PRACTICES

The investment objectives, investment strategies, and principal risks of each Fund are described in the Prospectuses for the Funds. This SAI contains supplemental information about those strategies and risks and the types of securities that GWCM or a sub-adviser to a Fund (“Sub-Adviser”) may select for each Fund. Additional information also is provided about the strategies that a Fund may use to try to achieve its objective. Except as described below and except as otherwise specifically stated in the applicable Prospectus or this SAI, each Fund’s investment policies set forth in its Prospectus and in this SAI are not fundamental and may be changed without shareholder approval.

The following pages contain more detailed information about types of securities in which the Funds may invest, as well as investment practices and techniques that GWCM or any Sub-Adviser may employ in pursuit of the applicable Fund’s investment objective, subject to their respective investment objectives, strategies and restrictions, and a discussion of related risks. GWCM and/or the Sub-Advisers may not buy all of these securities or use any of these techniques to the full extent permitted unless it believes that they are consistent with the applicable Fund’s investment objectives and policies and that doing so will help the Fund achieve its objectives. In addition, due to unavailability, economic unfeasibility or other factors, a Fund may simply have no opportunity to invest in a particular security or use a particular investment technique.

Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Bank Loans. Bank loans, which include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The Funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. Some bank loans may be purchased on a “when-issued” basis.

When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, a Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.

If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV.

The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.

Bankers’ Acceptances. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. The Funds generally will not invest in acceptances with maturities exceeding seven days where doing so would tend to create liquidity problems.

Bank Obligations. The Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Bills. A bill is a short-term debt instrument, usually with a maturity of two years or less.

Borrowing. The Funds may borrow from banks or through reverse repurchase agreements. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. In the event a Fund borrows in excess of 5% of its total assets, at the time of such borrowing it will have an asset coverage of at least 300%.

Under the 1940 Act, the Funds may also borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Brady Bonds. Brady bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady.

Brady bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated). They are actively traded in the over-the-counter secondary market.

Collateralized Brady bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady bonds. Interest payments on these Brady bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady bonds in the normal course. In addition, in light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds, investments in Brady bonds are to be viewed as speculative.

Debt restructurings have been implemented under the Brady Plan in a number of countries, including Argentina, Brazil, Bolivia, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jorden, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela, with the largest proportion of Brady bonds having been issued to date by Argentina, Mexico and Venezuela. Most Argentine and Mexican Brady bonds and a significant portion of the Venezuelan Brady bonds issued to date are vollateralized Brady bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders.

Each Fund may invest in Brady Bonds only if it is consistent with quality specifications established from time to time by GWCM or the Sub-Adviser to that Fund.

Caps and Floors. Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Certificates of Deposit. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

Collateralized Mortgage Obligations. A Collateralized Mortgage Obligation (“CMO”) is a bond that uses certificates issued by the Government National Mortgage Association, or the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation as collateral in trust. The trust then issues several bonds which will be paid using the cash flow from the collateral. The trust can redirect cash flow temporarily, first paying one bond before other bonds are paid. The trust can also redirect prepayments from one bond to another bond, creating some stable bonds and some volatile bonds. The proportion of principal cash flow and interest cash flow from the collateral flowing to each bond can also be changed, creating bonds with higher or lower coupons to the extreme of passing through the interest only to one bond and principal only to another bond. Variable rate or floating coupon bonds are also often created through the use of CMOs.

Commercial Paper. Commercial paper is an unsecured short-term promissory note issued by a corporation primarily to finance short-term credit needs.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, owners of bonds and preferred stock take precedence over the claims of those who own common stock. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock. A convertible security may also be called for redemption or conversion by the issuer after a particular date and, under certain circumstances (including a specified price), may be called for redemption or conversion on a date established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Corporate Fixed Income Obligations. Corporate fixed income obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate fixed income obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Some corporate fixed income obligations are demand instruments, which require the issuer or a third party, either on a conditional or unconditional basis, to repurchase the security for its face value upon demand.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield-high risk “junk bonds,” which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on a Fund’s ability to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, portfolio managers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Since investors generally perceive that there are greater risks associated with the medium to lower rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.

Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities.

In addition to the risk of default, there are the related costs of recovery on defaulted issues. A Fund’s manager will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

Portfolio managers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. Portfolio managers continually monitor the investments in the applicable Funds and evaluate whether to dispose of or to retain corporate fixed income obligations whose credit ratings or credit quality may have changed.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, municipals, and mortgage and other asset-backed securities. Debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations when due (credit risk). Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax, such as a property tax or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. government securities are not generally perceived to involve credit risks to the same extent as investments in other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Debt securities may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk).

Debt Security Ratings. Portfolio managers may consider the ratings assigned by various investment services and independent rating organizations, such as Moody’s and S&P, that publish ratings based upon their assessment of the relative creditworthiness of debt securities. Generally, a lower rating indicates higher credit risk, and higher yields are ordinarily available from securities in the lower rating categories to compensate investors for the increased credit risk. These ratings are described at the end of this SAI in Appendix A. The ratings of nationally recognized statistical rating organization (“NRSRO”), such as Moody’s and S&P, represent their opinions as to the quality of the instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality.

The reliance on credit ratings in evaluating securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. They do not purport to reflect the risk of fluctuations in market value of the debt securities and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. The credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Additionally, rating agencies may have a financial interest in generating business from the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating. Additionally, Congress and the U.S. Treasury have been in discussions about rating agencies’ role in recent financial turmoil and legislation has been proposed in an effort to reform rating agencies. It is uncertain how such legislation or additional regulation by the SEC might impact the ratings agency business and the investment process of portfolio managers.

Discount Obligations. Investment in discount obligations (including most Brady bonds) may be in securities which were (i) initially issued at a discount from their face value, and (ii) purchased by a Fund at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on obligations purchased by a Fund may be significant, and accretion of market discount together with original issue discount, will cause the Fund to realize income prior to the receipt of cash payments with respect to these securities.

Distressed Debt Obligations. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the portfolio manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A Fund will generally make such investments only when the portfolio manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the distressed debt securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Fund may be restricted from disposing of such securities. None of the Funds will generally purchase securities that are in default or subject to bankruptcy proceedings in amounts greater than 5% of such Fund’s assets. Securities that have been downgraded to Ca/CC or lower subsequent to purchase shall not be included in this limitation.

Emerging Markets Issuers. Emerging markets include (i) countries that have an emerging stock market as defined by MSCI, Inc.; (ii) countries with low- to middle-income economies as classified by the World Bank; or (iii) other countries or markets with similar emerging characteristics. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, a country with an emerging market.

Equity Securities. Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company’s business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company’s success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company’s success or lack of success through increases or decreases in the value of the company’s shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

The value of equity securities in a Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. A Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, a Fund’s share price may decline. GWCM or a Fund’s Sub-Adviser will attempt to manage market risk by limiting the amount a Fund invests in each company’s equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market. Information publicly available about a company, whether from the company’s financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company’s shares in the market. The price of a company’s shares depends significantly on the information publicly available about the company. The restatement of a company’s financial statements or corrections to other information regarding a company or its business may adversely affect the price of its shares, as would allegations of fraud or other misconduct by the company’s management. A Fund may also be disadvantaged if some market participants have access to material information not readily available to other market participants, including the Fund.

Exchange Traded Funds. Exchange traded funds (“ETF(s)”) are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. These indexes may be broad-based, sector or international. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, a sector ETF may be adversely affected by the performance of that specific sector or group of industries on which it is based. A Fund investing in an ETF would bear, along with other shareholders of an ETF, its pro rata portion of the ETF’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

Funds will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to NAV.

An investment vehicle issuing ETFs may not be actively managed. Rather, the investment vehicle’s objective is to track the performance of a specific index. Therefore, securities may be purchased, retained and sold at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a corresponding greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

Please also see the discussion concerning the risks associated with derivative transactions under “Derivative Instruments,” below.

Eurodollar Certificates of Deposit. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. Dollars. Eurodollar certificates of deposit are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Floating Rate Note. A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but has a resetting of the interest rate on a one to six month rollover basis.

Foreign Securities. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the U.S., and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

A Fund’s investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or developmental assistance, currency transfer restrictions, illiquid markets, delays and disruptions in securities settlement procedures.

Most foreign securities in a Fund will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund’s investments (even if the price of the investments is unchanged) and changes in the dollar value of a Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.

A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Fund declares and pays a dividend, or between the time when a Fund accrues and pays an operating expense in U.S. Dollars.

American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs including European Depositary Receipts and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to the risks associated with investing directly in foreign securities. These risks include foreign exchange risks as well as the political and economic risks of the underlying issuer’s country.

Futures. See “Derivative Instruments” below.

Hedging. Hedging transactions are intended to reduce specific risks. For example, to protect a Fund against circumstances that would normally cause the Fund’s securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Fund’s ability to hedge may be limited by the costs of the derivatives contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its Fund, (2) use derivatives contracts that cover a narrow range of circumstances, or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

High Yield-High Risk Debt Securities (“Junk Bonds”). High yield-high risk debt securities, often referred to as “junk bonds,” are debt securities that are rated lower than Baa by Moody’s Investors Service or BBB by Standard & Poor’s Corporation, or are of comparable quality if unrated. High yield-high risk securities include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.

Investments in high yield-high risk securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities. A severe economic downturn or increase in interest rates might increase defaults in high yield-high risk securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield-high risk securities, thus further disrupting the market for such securities.

High yield-high risk securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are U.S. Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high yield-high risk debt bonds tend not to fall as much as U.S. Treasury or investment grade bonds. Conversely, when interest rates fall, high yield-high risk bonds tend to underperform U.S. Treasury and investment grade bonds because high yield-high risk bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield-high risk securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield-high risk securities could also be at greater risk because high yield-high risk securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield-high risk security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield-high risk securities and a Fund’s net asset value. Furthermore, in the case of high yield-high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

High yield-high risk securities present risks based on payment expectations. For example, high yield-high risk securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield-high risk securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield-high risk securities than in the case of investment grade bonds.

Special tax considerations are associated with investing in high yield-high risk securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though they receive no cash interest until the security’s maturity or payment date.

In addition, the credit ratings assigned to high yield-high risk securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield-high risk securities. Credit agencies may also fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value.

Because the risk of default is higher for lower-quality debt securities, portfolio managers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody’s and Standard & Poor’s are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, existing debt, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Fund’s investment objective may be more dependent on the portfolio manager’s own credit analysis than might be the case for a Fund which invests in higher quality bonds. The portfolio managers continually monitor the investments in the Funds and carefully evaluate whether to dispose of or retain high yield-high risk securities whose credit ratings have changed. The Funds may retain a security whose credit rating has changed.

New laws and proposed new laws may negatively affect the market for high yield-high risk securities.

A Fund may choose, at its expense or in conjunction with other involved parties, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of a Fund’s shareholders.

Illiquid Securities. The term “illiquid securities” or non-publicly traded securities generally means securities that cannot be sold in the ordinary course of business within seven days at approximately the price used in determining a Fund’s net asset value. Under the supervision of the Board of Directors, GWCM or the Sub-Adviser, as applicable, determines the liquidity of portfolio securities and, through reports from GWCM or the Sub-Adviser, as applicable, the Board of Directors monitors investments in illiquid securities. Certain types of securities are considered generally to be illiquid. Included among these are “restricted securities” which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as “Rule 144A securities”) that can be resold to qualified institutional buyers may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines of the Board of Directors. See “Restricted Securities” and “Rule 144A Securities” below.

A Fund may be unable to sell illiquid securities when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the securities were more liquid. In addition, sales of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than do sales of securities that are not illiquid. Illiquid securities may also be more difficult to value due to the unavailability of reliable market quotations for such securities.

Inflation-Linked Securities. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. Treasury inflation-protected securities (“TIPS”) are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount and the inflation component is reflected in the nominal coupon.

Inflation-protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and the rate of inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund. Inflation adjustments or TIPS that exceed deflation adjustments for the year will be distributed by a fund as a short-term capital gain, resulting in ordinary income to shareholders. Net deflation adjustments for a year could result in all or a portion of dividends paid earlier in the year by a fund being treated as a return of capital.

Initial Public Offering (“IPOs”). IPOs are new issues of equity securities. IPOs have many of the same risks as small company stocks. IPOs do not have trading history, and information about the company may be available only for recent periods. A Fund’s purchase of shares issued in IPOs exposes it to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of newly-priced companies have fluctuated in significant amounts over short periods of time. IPOs may generate substantial gains for a Fund, but investors should not rely on any past gains that may have been produced by IPOs as an indication of a Fund’s future performance, because there is no guarantee that a Fund will have access to profitable IPOs in the future. As with newly issued secondary offerings, a Fund may be limited in the quantity of IPO shares that it may buy at the offering price, or a Fund may not be able to buy any shares of an IPO at the offering price. As the size of a Fund increases, the impact of IPOs on the Fund’s performance generally would decrease; conversely, as the size of a Fund decreases, the impact of IPOs on the Fund’s performance generally would increase.

Investment Companies. Each Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act generally precludes a Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, the Funds may invest in investment companies beyond these general limits pursuant to certain provisions of the 1940 Act, rules under the 1940 Act, or SEC orders subject to certain conditions.

Under an SEC order subject to certain conditions (the “Great-West Order”), the Funds and all of its affiliated persons may purchase shares in an unaffiliated investment company beyond the Section 12(d)(1) limits described above. The Lifetime Funds, the SecureFoundation Balanced Fund, and the SecureFoundation Lifetime Funds expect to rely on the Great-West Order in purchasing shares of Underlying Funds that are not affiliated with Great-West Funds.

Each Fund may invest in shares of registered investment companies within the limitations of the 1940 Act and any orders issued by the SEC. Great-West Federated Bond Fund, for purposes of this paragraph the “Fund”, may invest in trade finance instruments either directly or through other investment companies that hold such instruments. Trade finance is a form of commercial financing that provides loans and other debt financing to producers, traders, distributors, and end users. Many of the world’s commercial banks engage in trade finance, and it is an important source of funding in emerging markets. Trade finance also seeks to promote the industrialization of emerging market economies through project-finance lending, which is supported by commercial banks, export credit agencies, and multilateral agencies. Trade finance loan instruments may indirectly expose the Fund to risks of investing in loans such as interest rate risk, credit risk, and liquidity risks, as described in the Prospectus. The Fund’s investment in other investment companies that invest in trade finance instruments may also indirectly subject the Fund to the following risks:

(i)	Agent insolvency risks: In a syndicated loan, the agent bank is the bank in the syndicate that undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan and in the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day-to-day administration of the loan (such as processing interest rate calculations, processing draws, pursuing certain available contractual remedies);

(ii)	Loan prepayment risk: During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled which may force the fund to reinvest in lower-yielding instruments);

(iii)	Loan liquidity risk: During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled which may force the fund to reinvest in lower-yielding instruments); and

(iv)	Risk of loss after redemption: When the Fund invests in trade finance loan instruments primarily by investing in other investment companies (which are not available for general investment by the public) that own those instruments, the Fund indirectly bears the risk of investment loss during the period between when shares of such investments are presented to the transfer agent of the investments for redemption and when the net asset value of the investments is determined for payment of the redeemed investments shares of such investments.

Trade finance loan instruments may incorporate risk mitigation and insurance products into their structures, in order to manage these risks; however, there is no guarantee that these risk management techniques will work as intended.

The following discussion of registered investment companies may be of particular relevance to those who invest in the Profile Funds, the Lifetime Funds, the SecureFoundation® Balanced Fund, or the SecureFoundation® Lifetime Funds. These Funds are known as “funds-of-funds” because they seek to achieve their investment objectives by investing in other registered investment companies (the “Underlying Funds”).

The Underlying Funds’ investments, the different types of securities the Underlying Funds typically invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by Underlying Funds are currently known. Not all Underlying Funds discussed below are eligible investments for each Fund. A Fund will invest in Underlying Funds that are intended to help it achieve its investment objective.

Registered investment companies may issue and redeem their shares on a continuous basis (open-end funds) or may offer a fixed number of shares usually listed on an exchange (closed-end funds). ETFs, which are also a type of registered investment company, are discussed above. Registered investment companies generally offer investors the advantages of diversification and professional investment management by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Registered investment companies also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements, buying and selling futures contracts, illiquid and restricted securities and repurchase agreements, and borrowing or lending money and/or portfolio securities. The risks of investing in registered investment companies generally reflect the risks of the securities in which the registered investment companies invest and the investment techniques they may employ. Also, registered investment companies charge fees and incur operating expenses.

Open-end funds come in many varieties. For example, there are index funds, stock funds, bond funds, money market funds, and more. Stock funds typically seek capital growth and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus in a specific industry or group of industries. The greater a fund’s investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. A stock fund’s other investments and use of investment techniques also will affect its performance and portfolio value.

Small-cap stock funds seek capital growth and invest primarily in equity securities of companies with smaller market capitalizations. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors.

International stock funds seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts.

Bond funds seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when–issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yield debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities is depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all.

Money market funds typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker’s acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when-issued basis.

Loan Participations and Assignments. Loan Participations and Assignments are interests in loans and therefore are considered to be investments in debt securities. If a Fund purchases a Loan Participation, the Fund typically will have a contractual relationship only with the lender that sold the Participation, and not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is believed by GWCM or Sub-Adviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Fund may have difficulty disposing of Loan Participations and Assignments. In certain cases, such instruments may not be highly liquid and therefore could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund’s ability to dispose of particular Loan Participations or Assignments in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Directors has adopted policies and procedures for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular Loan Participation or Assignment is liquid or illiquid depends upon the frequency of trades and quotes, the number of dealers willing to purchase or sell, the number of other potential buyers, dealer undertakings to make a market in the security, the nature of the Loan Participation or Assignment, and its market place, including such considerations as the time needed to dispose of it, the method of soliciting offers and the mechanics of transfer. To the extent that liquid Assignments and Loan Participation that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid assets would increase.

In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Directors.

Lending of Fund Securities. Subject to Investment Limitations described above for all Funds, each Fund from time-to-time may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third (33 1/3%) of the value of a Fund’s total assets (including the value of collateral received). No lending may be made with any companies affiliated with GWCM or the Sub-Advisers. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income.

GWCM understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; and (4) the Fund must receive reasonable interest on the loan from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned, by terminating the loan.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Lower Quality Debt Securities. Lower quality debt securities are securities that are rated in the lower categories by nationally recognized statistical rating organizations (i.e., Ba or lower by Moody’s and BB or lower by Standard & Poor’s) or unrated securities of comparable quality. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. Although these securities generally provide greater income than investments in higher rated securities, they are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. GWCM and its Sub-Advisers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody’s and Standard & Poor’s are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, existing debt, asset coverage, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Fund’s investment objective may be more dependent on the investment adviser’s own credit analysis than might be the case for a portfolio which invests in higher quality bonds. GWCM and its Sub-Advisers continually monitor the investments in the Funds and carefully evaluate whether to dispose of or retain lower quality securities whose credit ratings have changed. The Funds may retain a security whose credit rating has changed.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

Master Limited Partnerships (“MLPs”). Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Fund if it invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership in accordance with the terms established in the partnership agreement.

The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Money Market Instruments and Temporary Defensive and Other Short-Term Positions. In addition to the Great-West Money Market Fund, each of the other Funds may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in “money market instruments”) as deemed appropriate by GWCM or the applicable Sub-Adviser, or may invest any or all of their assets in money market instruments as deemed necessary by GWCM or the applicable Sub-Adviser for temporary defensive purposes.

The types of money market instruments in which the Funds may invest include, but are not limited to: (1) bankers’ acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities, including agency discount notes; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) obligations of U.S. banks, non-U.S. branches of such banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks (including certificates of deposit and time deposits); (5) asset-backed securities; (6) repurchase agreements; and (7) shares of money market funds (see “Investment Companies” under the Investment Policies and Practices section, above).

Mortgage-Backed Securities. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity

(like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the investment in such securities may be made if deemed consistent with investment objectives and policies.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

Recent Market Events. Over the past several years, the market for mortgage-backed securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have similarly been affected. These instruments are subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. As discussed in more detail below, these events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by volatility in the fixed income markets.

The fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Funds. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect a Fund’s net asset value.

On September 7, 2008, the U.S. Treasury announced a federal takeover of the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. The U.S. Treasury also pledged to make additional capital contributions as needed to help ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. FNMA and FHLMC continue to rely on the support of the U.S. Treasury to continue operations, and it is not known when the conservatorships will be terminated or what changes will be made to their operations following the conservatorships.

The instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity. The U.S. government, the Federal Reserve, the Treasury, the SEC, the Commodity Futures Trading Commission (“CFTC”), the Federal Deposit Insurance Corporation and other U.S. governmental and regulatory bodies have taken actions in response to the economic events of the past several years. These actions include, but are not limited to, the enactment by the United States Congress of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), signed into law on July 21, 2010, which imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, as well as requiring sweeping new regulations by the SEC, the CFTC and other regulators. Given the broad scope, sweeping nature, and relatively recent enactment of some of these statutes and regulatory measures, the potential impact they could have on securities held by the Funds currently is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Funds. Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will refrain from taking further legislative or regulatory action.

Mortgage Dollar Rolls. In a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the “roll period”), the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. The Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the mortgage-backed securities it initially sold. Mortgage dollar rolls transactions may (due to the deemed borrowing position involved), increase the Fund’s overall investment exposure and result in losses.

Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Funds typically enter into dollar roll transactions to enhance the return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by the Funds under the 1940 Act.

Municipal Bonds. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions; and agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax. However, while most municipal bonds are exempt from federal income tax, some, including Build America Bonds, are not. Municipal bonds include securities from a variety of sectors, each of which has unique risks, including credit risk, interest rate risk, call risk and liquidity risk.

Options. See “Derivative Instruments” below.

Pooled Investment Vehicles. A Fund may invest in the securities of pooled vehicles that are not investment companies. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If a Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and other expenses that the Fund bears directly in connection with its own operations. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which a Fund may invest in certain pooled vehicles.

Preferred Stock. Preferred stock is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts (“REITs”). Equity REITs are generally considered to be REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate and their value depends upon that of the underlying properties. Mortgage REITs are generally considered to be REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages. Mortgage REITs make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are generally considered to be those REITs that do not meet the equity or mortgage tests. The values of REITs are also affected by management skill, cash flow, and tax and regulatory requirements.

Repurchase Agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount, and GWCM or its Sub- Advisers will monitor the value of the collateral. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by GWCM or the Sub-Adviser, as applicable.

Restricted Securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e, Rule 144A Securities). They may include private placement securities that have not been registered under the applicable securities laws, including securities sold to persons that the seller and any person acting on behalf of the seller reasonably believe to include qualified institutional buyers, as defined in Rule 144(A)(1) under the Securities Act of 1933 (the “Securities Act”). Restricted securities may not be listed on an exchange and may have no active trading market. A restricted security may be considered liquid, i.e., it can be resold to qualified institutional buyers or otherwise is determined to be readily marketable pursuant to policies and guidelines of the Board of Directors, but a restricted security shall generally be deemed illiquid if GWCM or the Sub-Adviser, as applicable, has attempted to dispose of the security at approximately the amount at which it has been valued and has not been able to so dispose of the security for seven (7) days.

Subject to their percentage limitation on illiquid securities and other applicable policies of the Funds, the Funds may invest in restricted securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers, and for which a liquid institutional market has developed. If it is decided that a liquid market does exist, the securities will not be subject to a limit of 15% of the value of the applicable Fund’s holdings (or a 5% limitation, in the case of the Great-West Money Market Fund) of illiquid securities. While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to GWCM and, as applicable, GWCM has delegated to Sub-Advisers. To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the seller, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The seller will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The seller will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. These agreements are considered to be borrowings under the 1940 Act. Under the 1940 Act, a Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. A Fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by GWCM. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.

Rule 144A Securities. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid in accordance with procedures adopted by the Board of Directors are deemed to be liquid securities for purposes of a Fund’s investment strategy. Subject to liquidity limitations, the Funds may invest in certain unregistered securities which may be sold under Rule 144A and which otherwise comply with the investment restrictions and policies regarding investing in illiquid securities for such applicable Fund. Due to changing market or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, a Fund’s purchase of 144A securities may increase the level of the security’s illiquidity, as some institutional buyers may become uninterested in purchasing such securities after a Fund has purchased them. After purchase, the Board of Directors and GWCM and, if applicable, a Sub-Adviser, will continue to monitor the liquidity of Rule 144A securities.

Short Sales “Against the Box.” Short sales “against the box” are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

A Fund’s decision to make a short sale against the box may be a technique to hedge against market risks when the portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

Stripped Treasury Securities. Zero-coupon bonds are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because interest income is accrued throughout the term of the zero coupon obligation, but not actually received until maturity, a Fund may have to sell other securities to distribute such accrued interest prior to maturity of the zero coupon obligation in order to satisfy the distribution requirements for regulated investment companies under the Code. Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest. The discount is taxable even though there is no cash return until maturity.

Structured Securities. Structured securities are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. The credit risk generally will be equivalent to that of the underlying instruments.

Structured securities may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Certain issuers of structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, any investment in these structured securities may be limited by the restrictions contained in the 1940 Act.

Supranational Entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above, under “Foreign Securities.”

To Be Announced (“TBA”) Purchase Commitments. Similar to When-Issued or Delayed-Delivery securities, a TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any securities that meet the specified terms. For example, in a TBA mortgage-backed transaction, a Fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

Time Deposits. A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

U.S. Government Securities. These are securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. Treasury bills and notes and certain agency securities, such as those issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government. Securities of other government agencies and instrumentalities are not backed by the full faith and credit of U.S. government. These securities have different degrees of government support and may involve the risk of non-payment of principal and interest. For example, some are supported by the agency’s right to borrow from the U.S. Treasury under certain circumstances, such as those of the Federal Home Loan Banks. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, such as those of the Federal National Mortgage Association. Still others are supported only by the credit of the agency that issued them, such as those of the Student Loan Marketing Association. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Some U.S. government securities, called “Treasury inflation-protected securities” (TIPS), are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

A Fund may purchase additional non-TIP inflation-protected securities whose principal value or interest rate is periodically adjusted to the rate of inflation. If an inflation-protected security is adjusted to the principal amount, the adjusted principal value of the security repaid may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum coupon of 0%, and the principal value does not change.

Variable Amount Master Demand Notes. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the liquidity of the issuer must be determined through periodic credit analysis based upon publicly available information.

Variable or Floating Rate Securities. These securities have interest rates that are adjusted periodically, or which “float” continuously according to formulas intended to stabilize their market values. Many of them also carry demand features that permit the Funds to sell them on short notice at par value plus accrued interest. When determining the maturity of a variable or floating rate instrument, a Fund may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued and Delayed-Delivery Transactions. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, a Fund may sell the securities before the settlement date if the portfolio manager deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will maintain, in a segregated account, liquid assets having a value equal to or greater than the Fund’s purchase commitments; likewise a Fund will segregate securities sold on a delayed-delivery basis.

Zero Coupon Securities, Payment in Kind (“PIK”) Bonds and Deferred Payment Securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Deferred interest bonds are debt obligations that are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

To avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities prior to the receipt of the corresponding cash payments and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Derivative Instruments

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty. Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent a Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell Fund securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract. A Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate, and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.

Credit Default Swaps. A credit default swap (“CDS”) is an agreement between two parties (each a “Counterparty,” collectively, the “Counterparties”) whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to another party (the “Protection Seller”), provided that no designated event of default (an “Event of Default”) occurs on an underlying bond (the “Reference Bond”). If an Event of Default occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Bond in exchange for the Reference Bond or another similar bond issued by the issuer of the Reference Bond (the “Deliverable Bond”). The Counterparties agree to the characteristics of the Deliverable Bond at the time that they enter into the CDS. A Fund may be either the Protection Buyer or the Protection Seller in a CDS. Under normal circumstances, a Fund will enter into a CDS for hedging purposes (as Protection Buyer) or to generate additional income (as Protection Seller). If a Fund is a Protection Buyer and no Event of Default occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller). However, if an Event of Default occurs, the Fund (as Protection Buyer) will deliver the Deliverable Bond and receive a payment equal to the full notional value of the Reference Bond, even though the Reference Bond may have little or no value. If a Fund is the Protection Seller and no Event of Default occurs, the Fund will receive a fixed rate of income throughout the term of the CDS, which typically is between six months and three years. However, if an Event of Default occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Bond and receive the Deliverable Bond from the Protection Buyer. A CDS may involve greater risks than if a Fund invested directly in the Reference Bond. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Bond and the Counterparty to the CDS. A Fund may also invest in a particular type of credit derivative commonly called a “CDX” instrument, which is an index of CDS agreements.

Whether a Fund’s use of CDS agreements will be successful in furthering its investment objective will depend on the Sub-Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are Counterparty contracts and because they may have terms of greater than seven days, CDS agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a CDS agreement in the Event of Default or bankruptcy of a Counterparty. The requirements for qualification as a regulated investment company under the Code may limit a Fund’s ability to use CDS agreements. The CDS market is largely unregulated. It is possible that developments in the CDS market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing CDS agreements or to realize amounts to be received under such CDS agreements.

In response to recent market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit a Fund’s ability to use CDSs and/or the benefits of CDSs. CDSs, credit linked notes and similarly structured products involve risks, including the risk that the Counterparty may be unable to fulfill the transaction or that a Fund may be required to purchase securities to meet delivery obligations. A Fund may have difficulty, be unable, or may incur additional costs to acquire such securities.

Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a bond or a fund of bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond or some other settlement amount agreed to in advance by the Note Issuer and the Note Purchaser, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event. Typically, the Reference Bond is a corporate bond, however, any type of fixed-income security could be used as the Reference Bond.

Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Funds could experience difficulty in selling such security at a price the portfolio manager believes is fair.

Currency Swaps. Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Foreign Currency Transactions. Any Fund which may invest in non-dollar denominated foreign securities may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. A Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Fund may also use options and futures contracts relating to foreign currencies for the same purposes.

When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. Dollar price for the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. Dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Funds may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in or exposed to foreign currency, even if the specific investments have not yet been selected by the portfolio manager.

The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in or exposed to foreign currency. For example, if a Fund owned securities denominated in or exposed to pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. Dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. Dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated or exposed.

Each Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. Dollars into a foreign currency, or from one foreign currency into another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in or exposed to one currency and purchased an equivalent security denominated in or exposed to another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on the portfolio manager’s skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. For example, if a currency’s value rose at a time when the portfolio manager had hedged a Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency’s appreciation. If the portfolio manager hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the portfolio manager increases a Fund’s exposure to a foreign currency, and that currency’s value declines, the Fund will realize a loss. There is no assurance that a portfolio manager’s use of currency management strategies will be advantageous to a Fund or that the portfolio manager will hedge at an appropriate time.

Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Types of futures contracts in which a Fund may invest include, for example, interest-rate futures, index futures, securities futures, currency futures and currency forward contracts.

The underlying items to which futures contracts may relate include foreign currencies, currency indices, interest rates, bond indices, and debt securities, including corporate debt securities, non-U.S. government debt securities and U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

A Fund may buy and sell futures contracts on United States and foreign exchanges. Futures contracts in the United States have been designed by exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm, that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts. A Fund may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”), under which a Fund is excluded from the definition of a “commodity pool operator.” A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed with the National Futures Association with respect to the Funds. The Funds intend to limit their use of futures and options on futures or commodities or engage in swap transactions so as to remain eligible for the exclusion. If the Funds were no longer able to claim the exclusion, GWCM would be required to register as a “commodity pool operator” and the Funds and GWCM would be subject to regulation under the CEA.

A Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a FCM, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. In the event of a bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

Hybrid Instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or depository instruments. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Hybrid instruments can also be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.

Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks associated with hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time.

Index Futures Contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made.

Inflation Index Swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

Interest Rate Transactions. Interest rate swaps and interest rate caps and floors are types of hedging transactions which are utilized to attempt to protect a Fund against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of the Fund’s holdings. These transactions may also be used to attempt to protect against possible declines in the market value of a Fund’s assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates) or to protect unrealized gains in the value of a Fund’s holdings, or to facilitate the sale of such securities.

Interest rate swaps involve the exchange with another party of commitments to pay or receive interest; e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The successful utilization of interest rate transactions depends on the portfolio manager’s ability to predict correctly the direction and degree of movements in interest rates. If the portfolio manager’s judgment about the direction or extent of movement in interest rates is incorrect, the Fund’s overall performance would be worse than if it had not entered into such transactions. For example, if a Fund purchases an interest rate swap or an interest rate floor to hedge against the expectation that interest rates will decline but instead interest rates rise, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. Interest rate swaps, caps and floors are considered by the Staff of the SEC to be illiquid securities and, therefore, a Fund may not invest more than 15% of its assets in such instruments. Finally, there can be no assurance that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the portfolio manager believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

Options. Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Call Options. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A Fund may use call options in the following ways:

• Purchase call options on futures contracts, foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of an increase in the value of the underlying asset or instrument; and

• Write call options on Fund securities, financial futures contracts and foreign currency forward contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

Put Options. A put option gives the holder the right to sell the underlying asset to the writer of the option. A Fund may use put options in the following ways:

• Purchase put options on Fund securities, financial futures contracts and foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of a decrease in the value of the underlying asset; and

• Write put options on futures contracts, foreign currency forward contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price. A Fund may also buy or write options, as needed, to close out existing option positions.

Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer can mitigate the effect of a price decline. At the same time, a call writer gives up some ability to participate in security price increases.

Closing out options (exchange traded options). The buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allow a Fund to terminate its positions in written and purchased options.

A Fund will realize a profit from a closing transaction if the price of the transaction is more than the premium paid by a Fund to buy the option (in the case of purchased options). As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Fund.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. Dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. Dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Certain Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

Swaps. Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, a Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which a Fund may invest include caps and floors, interest rate swaps, total return swaps, volatility swaps, currency swaps and credit default swaps.

As a result of the Dodd-Frank Act, certain swap agreements may be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations could, among other things, increase the costs of such transactions, affect the ability of a Fund to enter into swap agreements or limit the ability of a Fund to terminate existing swap agreements or to realize amounts to be received under such agreements. GWCM will continue to monitor developments in this area, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.

Swap Deposits. Swap deposits are foreign currency short-term investments consisting of a foreign exchange contract, a short-term note in foreign currency and a foreign exchange forward contract that is totally hedged in U.S. currency. This type of investment can produce competitive yield in U.S. Dollars without incurring risks of foreign exchange.

Total Rate of Return Swaps. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

Volatility Swaps. Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). A volatility swap is an agreement between two parties to make payments based on changes in the volatility of a Reference Instrument over a stated period of time. Specifically, one party will be required to make a payment to the other party if the volatility of a Reference Instrument increases over an agreed upon period of time, but will be entitled to receive a payment from the other party if the volatility decreases over that time period. A volatility swap that requires a single payment on a stated future date will be treated as a forward contract. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Volatility swaps are subject to credit risks (if the Counterparty fails to meet its obligations), and the risk that the portfolio manager is incorrect in forecasts of volatility of the underlying asset or reference.

Asset Coverage for Certain Investments and Trading Practices. Typically, the Funds’ investments in equity and fixed income securities do not involve significant investments in future financial obligations such as futures, options, credit default swaps, and other hedging transactions. However, from time to time the Funds may make investments or employ trading practices that obligate the Funds, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. In such situations the Funds will comply with guidance from the SEC and other applicable regulatory bodies with respect to coverage of certain investments and trading practices by the Funds. This guidance may require earmarking or segregation by the Funds of cash or liquid securities with its custodian or a designated sub-custodian to the extend a particular Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security or financial instrument, or by other investment positions, or by other means consistent with regulatory policies. In these situations, the Funds may cover their obligations by earmarking or otherwise segregating cash or liquid securities having a value at least equal to the value of the future financial obligation. In some cases the SEC guidance permits the Funds to cover their obligations by entering into an offsetting transaction(s). In these situations, the Funds may cover their obligations by earmarking or otherwise segregating an amount of the future financial obligation at least equal to the deliverable amount or by entering into an offsetting transaction to acquire an amount of that security at least equal to the deliverable amount at a price at or below the sale price received by the Funds on the future financial obligation(s). The Funds reserve the right to modify their asset segregation policies in the future to comply with changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Accordingly, because the Funds cover their obligations under these types of transactions as described herein, GWCM, the Sub-Advisers, and the Funds believe such investments in future financial obligations do not constitute senior securities and accordingly will not treat them as being subject to their respective borrowing restrictions. Earmarking or otherwise segregating a large percentage of the Funds’ assets could impede or restrict GWCM’s or Sub-Advisers’ ability to manage the Funds’ assets or the Fund’s ability to meet redemption requests or other current obligations.

Correlation of Price Changes. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Limitations on Futures and Options Transactions. Great-West Funds, on behalf of each Fund, has claimed (or will claim prior to investing in any futures contracts or other commodity interests) an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to any Fund. Each Fund, to the extent it is otherwise permitted to invest in futures contracts and options thereon, may only enter into such futures contracts and option positions for other than bona fide hedging purposes to the extent that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the net assets of the Fund. This limitation on a Fund’s permissible investments in futures contracts and options is not a fundamental investment limitation and may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to assets held to cover its options or futures positions could also be impaired.

Eurozone Related Risks. A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of a Fund’s investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with a Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Shares. Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund and the recently-created European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks and others including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.

Other Investment Limitations. Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including amounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, GWCM or a Sub-Adviser may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. GWCM has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, GWCM and its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. The internal policies and procedures of GWCM and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities.

Cyber Security Risk. Investment companies such as the Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches Cyber security attacks affecting a Fund or its adviser, Sub-Adviser, custodians, transfer agent and other third party service providers may adversely impact a Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such portfolio companies to lose value.

PORTFOLIO HOLDINGS DISCLOSURE

Great-West Funds has adopted policies and procedures governing the disclosure of information regarding each Fund’s portfolio holdings. As a general matter, it is Great-West Funds’ policy that the public disclosure of information concerning a Fund’s portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public. The policies and procedures provide that: (i) information about a Fund’s portfolio holdings may not be disclosed until it is either filed with the SEC or mailed out to shareholders, which filing or mailing will not be made sooner than 30 days after the quarter’s end, (ii) Fund holdings information that is solely available in other regulatory reports or filings may not be disclosed, unless as expressly authorized by Great-West Funds’ President or Chief Compliance Officer (“CCO”), or where applicable, at least three days after mailing, or one day after EDGAR filing, (iii) Fund holdings may be periodically provided to Great-West Funds’ affiliated and unaffiliated service providers in connection with the provision of services to or on behalf of Great-West Funds; such information is generally provided pursuant to written agreements which purpose is to maintain the confidentiality of such information and to prohibit trading on such information. In some circumstances recipients of such information must comply with the Fund’s compliance policies and/or Code of Ethics which governs the treatment and use of such information, and (iv) Fund holdings information that is more current than that in reports or other filings filed electronically with the SEC may be disclosed 30 days after the relevant reporting period.

Public Disclosures

Information regarding each Fund’s portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than 30 days after the end of the relevant reporting period, or after such period required under applicable law.

Great-West Funds and GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (“GWFS” or the “Distributor”), may disclose a Fund’s ten largest portfolio holdings in monthly performance updates provided to broker-dealers in connection with the distribution of Fund shares. The monthly performance updates may not be released earlier than five days after the end of the relevant month and shall not be provided to any broker-dealer or other intermediary on a preferential basis.

A Fund may disclose its portfolio holdings to mutual fund databases and rating services such as Lipper and Morningstar, at such time as they request, for the purpose of obtaining ratings for the Fund and enabling such services to provide such portfolio holdings information to the public as they typically provide for rated funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement limiting the use of such information to the approved purposes and is not deemed disclosure of portfolio holdings otherwise generally made available to the public. Under such agreements these mutual fund databases and rating services agree not to use information provided by the Fund regarding the Fund’s portfolio holdings for trading purposes.

Other Disclosures

Portfolio holdings information may not be disclosed to the media, brokers or other members of the public if that information has not previously been made publicly available. Information in reports or other documents that are mailed to shareholders may be discussed three days (or later) after mailing. Information that is filed on the SEC’s EDGAR system may be discussed one day (or later) after filing. Information available in other regulatory reports or filings may not be discussed without authorization by Great-West Funds’ President or CCO. Great-West Funds may also disclose portfolio holding information to any regulator in response to any regulatory requirement not involving public disclosure, or any regulatory inquiry or proceeding and to any person, to the extent required by order or other judicial process.

Great-West Funds may also disclose portfolio holdings information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by Great-West Funds. Furthermore, as authorized by the President or CCO of Great-West Funds in writing and upon his or her determination that such disclosure would be in the interests of the relevant Great-West Funds and its shareholders, a Fund may disclose portfolio holdings information. These agreements state that the recipients may not use information provided by the Fund regarding the Fund’s portfolio holdings for trading purposes.

Any exceptions authorized by the President or CCO are reported to the Board of Directors. The Board also receives reports at least annually concerning the operation of these policies and procedures. The Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of Great-West Funds and its shareholders.

As authorized by the Board of Directors, the CCO has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of Fund holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The CCO reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The CCO reports to the Board of Directors periodically. Any modifications to the guidelines require prior Board approval.

At this time, Great-West Funds has not entered into any ongoing arrangements to make available public and/or non-public information about Great-West Funds’ portfolio holdings. If, in the future, Great-West Funds desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the SAI. Great-West Funds’ portfolio holdings information may not be disseminated for compensation. There is no assurance that Great-West Funds’ policies on holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

MANAGEMENT OF GREAT-WEST FUNDS

Great-West Funds

Great-West Funds is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of Great-West Funds’ business affairs. The Board meets at least four times during the year to, among other things, review a wide variety of matters affecting Great-West Funds, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs.

Directors and Officers

Independent Directors*
Name, Address, and Year of Birth	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director

Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2007	Managing Attorney, Klapper Law Firm; Managing Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp	63	Director, Guaranty Bancorp

Donna L. Lynne 8515 East Orchard Road, Greenwood Village, CO 80111 1953	Independent Director	Since 2014	Executive Vice President and Group President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals; President, Kaiser Foundation Health Plan of Colorado; formerly, Group President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals	63	N/A

Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	63	Director, Guaranty Bancorp
Interested Directors**
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director

Robert K. Shaw 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chairman	Since 2014 (as Director) Since 2015 (as Chairman)	Executive Vice President, Individual Markets, GWL&A and GWL&A of NY; Director and Executive Vice President, GWFS; Chairman, President and Chief Executive Officer, GWCM	63	N/A
Officers
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director

Beverly A. Byrne 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Senior Vice President, Legal and Chief Compliance Officer	Since 2004 (as Chief Compliance Officer) Since 2014 (as Senior Vice President, Legal)

Senior Vice President, Legal & Chief Compliance Officer, GWL&A, GWL&A of NY, AAG, FASCore, GWCM and GWFS; Chief Compliance Officer, U.S. Operations, The Great - West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company; formerly, Secretary, GWCM and Great - West Funds

				N/A	N/A

John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Assistant Treasurer	Since 2007	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and Great-West Trust Company, LLC (“GWTC”)	N/A	N/A

Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 1974	Assistant Vice President, Counsel & Secretary	Since 2010	Vice President & Counsel, GWL&A; Vice President, Counsel & Secretary, AAG, FASCore, GWCM, GWFS and GWTC; formerly, Assistant Secretary, GWCM and Great-West Funds	N/A	N/A

Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, GWL&A and GWL&A of NY; Vice President and Treasurer, GWFS and GWTC; Chief Financial Officer & Treasurer, GWCM; formerly, Investment Operations Compliance Officer, GWCM and Great-West Funds	N/A	N/A

David G. McLeod 8515 East Orchard Road, Greenwood Village, CO 80111 1962	Senior Vice President & Managing Director	Since 2012 (as Managing Director) Since 2014 (as Senior Vice President)	Senior Vice President, Product Management, GWL&A and GWL&A of NY; Manager, Senior Vice President and Managing Director, GWCM; Chairman, President and Chief Executive Officer, AAG	N/A	N/A

Edmund F. Murphy III 8515 East Orchard Road, Greenwood Village, CO 80111 1962	President and Chief Executive Officer	Since 2015	President, Retirement Services, GWL&A and GWL&A of NY; Director, GWFS Equities, Inc.; formerly, Head of Defined Contribution at Putnam Investments	N/A	N/A

Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 1981	Assistant Secretary & Counsel	Since 2015	Counsel, GWL&A; Assistant Secretary & Counsel, GWCM and GWTC	N/A	N/A

Joel L. Terwilliger 8515 East Orchard Road, Greenwood Village, CO 80111 1968	Assistant Vice President & Associate Chief Compliance Officer	Since 2011 (as Associate Chief Compliance Officer)Since 2014 (as Assistant Vice President)	Assistant Vice President and Associate Chief Compliance Officer, GWL&A, GWCM and AAG	N/A	N/A

*A Director who is not an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with GWCM.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.

Board of Directors Leadership Structure

The Board is responsible for overseeing the management of the business and affairs of Great-West Funds and its Funds. The Board currently consists of four Independent Directors and one Interested Director. The Independent Directors have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the Interested Directors and management.

The Chairman of the Board is an Interested Director. The Chairman presides at all meetings of the Board at which the Chairman is present. The Chairman exercises such powers as are assigned to him by the Board of Directors, which may include acting as a liaison with service providers, Great-West Funds officers, attorneys and other Directors between meetings. The Independent Directors have designated Gail Klapper as lead Independent Director. The lead Independent Director, among other things, serves as a liaison between Great-West Funds’ other Independent Directors and Great-West Funds’ management, Chief Compliance Officer and other Great-West Funds officers, service providers, auditors and counsel between Board meetings. Except for any duties specified herein or pursuant to Great-West Funds’ charter document, the designation of Chairman or lead Independent Director does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

As described below, Great-West Funds has three standing committees. The Executive Committee is comprised of an Interested Director and an Independent Director. The Audit Committee and Independent Directors Committees are comprised of the Independent Directors.

Great-West Funds has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of Great-West Funds including, without limitation, the number of Funds that comprise Great-West Funds, the net assets of Great-West Funds and Great-West Funds’ business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of Great-West Funds.

Risk Oversight

Consistent with its responsibility for oversight of Great-West Funds and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through its committees. Great-West Funds, GWCM, the Distributor, Sub-Advisers, and other Great-West Fund service providers have implemented a variety of processes, procedures and controls to address these risks.

The Board’s administration of its risk oversight includes adoption and periodic review of policies and procedures designed to address risk, and monitoring efforts to assess the effectiveness and implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.

The Board receives reports from senior officers of Great-West Funds at regular and special meetings of the Board on a variety of matters, including matters relating to risk management and valuation. The Board and the Audit Committee also receive regular reports from the Chief Financial Officer & Treasurer on Great-West Funds’ internal controls and accounting and financial reporting policies and practices and procedures. In addition, Great-West Funds’ independent registered public accounting firm reports regularly to the Audit Committee on internal control and accounting and financial reporting matters. The Board also meets with Great-West Funds’ Chief Compliance Officer at least quarterly to discuss compliance issues, and the Board receives a written report from the Chief Compliance Officer at least annually that addresses the policies and procedures of Great-West Funds, GWCM, each Sub-Adviser, the Distributor, and DST Systems, Inc., Great-West Funds’ transfer agent. In addition, the Independent Directors meet with the Chief Compliance Officer at least annually in executive session. The Board also receives reports on a periodic or regular basis from GWCM, and Great-West Funds’ other primary service providers. In addition, at regular quarterly meetings, the Board meets with Sub-Advisers on a rotating basis.

Standing Committees

The Board of Directors has three standing committees: an Executive Committee, an Audit Committee and an Independent Directors Committee.

The Executive Committee may exercise all the powers and authority of the Board with respect to all matters other than: (1) the submission to stockholders of any action requiring authorization of stockholders pursuant to state or federal law, or the Articles of Incorporation; (2) the filling of vacancies on the Board; (3) the fixing of compensation of the Directors for serving on the Board or on any committee of the Board, including the Executive Committee; (4) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, or the taking of any other action required to be taken by the Board of Directors by the 1940 Act; (5) the amendment or repeal of the By-laws or the adoption of new By-laws; (6) the amendment or repeal of any resolution of the Board that by its terms may be amended or repealed only by the Board; and (7) the declaration of dividends and the issuance of capital stock of Great-West Funds. Ms. Klapper and Mr. Shaw are the members of the Executive Committee. No meetings of the Executive Committee were held in 2014.

As set out in the Great-West Funds’ Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of Great-West Funds’ financial accountability and financial reporting by providing a means for Great-West Funds’ Independent Directors to be directly informed as to, and participate in the review of, Great-West Funds’ audit functions. Another objective is to ensure the independence and accountability of Great-West Funds’ outside auditors and provide an added level of independent evaluation of Great-West Funds’ internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit. Mr. McConahey, Chairperson of the Audit Commitee, Ms. Klapper, and Ms. Lynne are the members of the Audit Committee. Two meetings of the Audit Committee were held in 2014.

On September 19, 2013, the Board established an Independent Directors Committee. As set forth in the Great-West Funds’ Independent Directors Committee Charter, the primary purposes of the Independent Directors Committee is (1) to identify and recommend individuals for membership on the Board; (2) to review the arrangements between Great-West Funds and its service providers, including the review of Great-West Funds’ advisory and distribution arrangements in accordance with the 1940 Act; (3) to carry out the responsibilities of Independent Directors pursuant to Rule 38a-1 under the 1940 Act; and (4) to oversee issues related to Great-West Funds’ Independent Directors that are not specifically delegated to another Board committee. Ms. Klapper, Chairperson of the Committee, Ms. Lynne and Mr. McConahey are the members of the Independent Directors Committee. Five meetings of the Independent Directors Committee were held in 2014.

The Independent Directors Committee does not have a formal process for considering nominees whose names are submitted to it by shareholders because, in its view, a shareholder that desires to nominate a person for election to the Board may do so directly by following the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934. Nevertheless, the Independent Directors Committee will consider candidates recommended by shareholders. Shareholders who wish to have their recommendations considered by the Board shall direct the recommendation in writing to the Secretary of Great-West Funds at 8525 East Orchard Road, 2T3, Greenwood Village, Colorado 80111. The factors used by the Independent Directors Committee for evaluating and identifying candidates for the Board, which are the same for any candidate regardless of whether the candidate was recommended by a shareholder or by the Committee, include but are not limited to: whether the Board collectively represents a broad cross section of backgrounds, functional disciplines, and experience; whether a candidate’s stature is commensurate with the responsibility of representing shareholders; whether a candidate represents the best choice available; and whether the candidate has the ability to assume the responsibilities incumbent on a Director. The Committee does not evaluate proposed nominees differently based upon who made the proposal.

Ownership

As of December 31, 2014, none of the members of the Board of Directors had beneficial ownership in the Funds and/or any other investment companies overseen by the Director. As of December 31, 2014, none of the Independent Directors had beneficial ownership in any investment adviser, principal underwriter or sponsoring insurance company of the Funds or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any investment adviser, principal underwriter or sponsoring insurance company of the Funds. Since shares of the Funds may only be sold to Permitted Accounts, members of the Board of Directors are only able to invest in shares of the Funds if they invest through a Permitted Account that makes one or more of the Funds available for investment.

Compensation

Great-West Funds pays no salaries or compensation to any of its officers or Directors affiliated with Great-West Funds or GWCM. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.

Name of Independent Director	Aggregate Compensation from Great-West Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Great-West Funds Paid to Directors
Gail H. Klapper	$97,500	$0	$0	$97,500
Donna L. Lynne*	$86,125	$0	$0	$86,125
Stephen G. McConahey	$97,500	$0	$0	$97,500

* Ms. Lynne joined the Board on March 3, 2014

As of December 31, 2014, there were 62 funds for which the Directors served as Directors, all of which were Funds of Great-West Funds. The total compensation paid is comprised of the amount paid during Great-West Funds’ most recently completed fiscal year ended December 31, 2014 by Great-West Funds.

Additional Information Concerning the Directors

The Board formally evaluates itself and its committees at least annually. This evaluation involves, among other things, review of such matters as each Director’s specific experience, qualifications, attributes, skills, or areas of expertise in light of Great-West Funds’ business and structure and the Board’s overall composition. Below is a brief discussion of the particular factors referred to above that led to the conclusion that each Director should serve as a Director. The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination. In reaching their conclusions, the Directors considered various facts and circumstances and did not identify any factor as controlling, and individual Directors may have considered additional factors or weighed the same factors differently.

Gail Klapper. Ms. Klapper is Managing Attorney at the Klapper Law Firm, a firm emphasizing real estate, intellectual property, transactional work and public policy advocacy. She is also President of Ward Lake, Inc., a wholesaler of an array of wildflower seeds and produce, and Manager of 6K Ranch, LLC a ranch for reining horses. Ms. Klapper is also the Managing Director of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado. Ms. Klapper is a Director of Guaranty Bancorp, and chairs the Authority Board that obtained financing, built, owns and operates the Convention Center Hotel in Denver. She previously served on the Board of Great-West Trust Company, LLC, a Colorado state-chartered trust company and wholly owned subsidiary of GWL&A, and the Board of Wellesley College, including seven years as Chair of the Board. She has served as Chair of the Board of the Denver Metro Chamber, and the Downtown Denver Partnership, and previously served on the Board of Houghton Mifflin, a Boston-based publishing company, Gold Inc., a distributor of children’s clothing, and health and safety products, the Denver Museum of Nature and Science, and the Colorado Conservation Trust. Ms. Klapper received a B.A. in Political Science from Wellesley College and a J.D. at the University of Colorado Law School. Ms. Klapper is a member of the Audit, Executive and Independent Directors Committees of the Board, and has been designated as the Chairperson of the Independent Directors Committee. Ms. Klapper has served as a Director since 2007.

The Board considered Ms. Klapper’s legal training and practice, her executive experience, her board experience with other financial companies, her academic background, and her experience as Director of Great-West Funds since 2007.

Donna L. Lynne. Ms. Lynne, DrPH, is Executive Vice President and Group President of Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals. She is also President of Kaiser Foundation Health Plan of Colorado. She was previously President, GHI HMO of Group Health Incorporated, a for-profit HMO. Prior to joining Group Health Incorporated, she was Senior Vice President for the New York City Health and Hospitals Corporation. Upon graduation from George Washington University and prior to her position at the New York City Health and Hospitals Corporation, Ms. Lynne served in multiple roles for the New York City Mayor’s Office and was the Executive Director of the New York Business Group on Health, Incorporated. In addition to her current roles with Kaiser, Ms. Lynne is a member of Colorado Concern, an alliance of executives with a common interest in enhancing and protecting Colorado’s business climate, the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado, Colorado Succeeds, a business organization focused exclusively on education policy and advocacy, and the Colorado Women’s Forum, an organization that connects women business leaders in Colorado. She is a member of the Board of Directors of Childbirth Connection, Colorado Legacy Foundation, Colorado Mountain Club, Colorado Regional Health Information Organization, Denver Metro Chamber of Commerce, Denver Museum of Nature and Science, Denver Public Schools Foundation, Teach for America-Colorado, and the U.S. Bank Denver Advisory Board. Ms. Lynne received a B.A. in Economics and Political Science from the University of New Hampshire, a Master of Public Administration in Public Finance from George Washington University, a Certificate in Employee Benefits (CEBS) from the University of Pennsylvania Wharton School, and a Doctor of Public Health from Columbia University. Ms. Lynne is a member of the Audit and Independent Directors Committees of the Board, and has served as a Director since 2014.

The Board considered Ms. Lynne’s business background, academic background, executive experience and leadership.

Stephen G. McConahey. Mr. McConahey is Chairman of SGM Capital, LLC, a firm focused on private equity investments and management advisory services. Prior to forming this firm in 1999, Mr. McConahey was a co-founder, President and Chief Operating Officer of EVEREN Capital Corporation and EVEREN Securities, Inc., a securities brokerage firm. Prior to his position with EVEREN, Mr. McConahey had been Senior Vice President for corporate and international development for Kemper Corporation and Kemper Financial Services. Prior to that, he was Chairman and Chief Executive Officer of Boettcher and Company, a regional investment banking firm. During his time with Boettcher, Mr. McConahey was a member of the Securities Industry Association and served on the Regional Firm Advisory Committee of the New York Stock Exchange. Upon graduation from Harvard Business School, he joined the consulting firm of McKinsey and Company. He later joined the White House staff becoming President Ford’s Special Assistant for Intergovernmental Affairs. He has served on the Boards of the Downtown Denver Partnership and the Metro Denver Chamber of Commerce. He served as a trustee of the AMLI real estate investment trust and served on the corporate boards of IQ Navigator, Macquarie Pro Logis Management Limited Trust, and First Western Trust Bank. In the late 1980s, Mr. McConahey became the first chairman of the Greater Denver Corporation, which was established to lead business efforts to support new infrastructure investments such as the Denver International Airport and the Convention Center and to stimulate business and job development in the Denver metro area. He is currently a member of the Board of Directors of Guaranty Bancorp, The IMA Financial Group, Inc., the State of Colorado Venture Capital Authority, the

Denver School of Science and Technology, the Metro Denver Sports Commission, and the Boys and Girls Clubs of Metro Denver. He is also a Member of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado, and a Partner of Iron Gate Capital, LLC, a private equity and debt financing firm. Mr. McConahey received a B.S. in Political Science from the University of Wisconsin and an M.B.A from Harvard Business School. Mr. McConahey is a member of the Audit and Independent Directors Committees of the Board, and has served as a Director since 2011.

The Board considered Mr. McConahey’s financial experience, his academic background, his leadership and executive experience, his board experience with other financial companies, and his experience as Director of Great-West Funds since 2011.

Robert K. Shaw. Mr. Shaw is Executive Vice President, Individual Markets, GWL&A and GWL&A, and holds executive positions at various GWL&A affiliates, including as Chairman, President and Chief Executive Officer of GWCM, Director and Executive Vice President of GWFS, and Executive Vice President of FASCore. Mr. Shaw has served as a Director since 2014. Mr. Shaw is a graduate of the University of Manitoba with a degree in commerce.

The Board considered Mr. Shaw’s various roles and executive experience with GWL&A and affiliates, his role as Chairman, President and Chief Executive Officer of GWCM, his leadership and business experience, and his academic background.

CODES OF ETHICS

Great-West Funds, GWCM and the Sub-Advisers each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code permits personnel to invest in securities, including securities purchased or held by Great-West Funds under certain circumstances. Each Code places appropriate restrictions on all such investments.

PROXY VOTING POLICIES

Proxies will be voted in accordance with the proxy policies and procedures attached hereto as Appendix B. Proxy voting information for Great-West Funds will be provided upon request, without charge. A copy of the applicable proxy voting record may be requested by calling 1-866-831-7129, or writing to: Secretary, Great-West Funds, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111. Information regarding how Great-West Funds voted proxies relating to the Funds for the most recent 12-month period ended June 30 is also available on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES

Investment Adviser

GWCM is a Colorado limited liability company, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, and serves as investment adviser to Great-West Funds pursuant to an investment advisory agreement (“Investment Advisory Agreement”) dated May 1, 2015, as amended. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”). GWCM is a wholly-owned subsidiary of GWL&A, which is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirectly owned subsidiary of Great-West Lifeco Inc., which is a Canadian financial services holding company with operations in Canada, the United States and Europe, and a member of the Power Financial Corporation group of companies. Power Financial Corporation is a majority-owned subsidiary of Power Corporation of Canada, a Canadian holding and management company. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Investment Advisory Agreement

Under the terms of the Investment Advisory Agreement with Great-West Funds, GWCM acts as investment adviser and, subject to the supervision of the Board of Directors, directs the investments of each Fund in accordance with its investment objective, policies and limitations. GWCM also assists in supervising Great-West Funds’ operations and provides Great-West Funds with all necessary office facilities and personnel for servicing the Funds’ investments.

In addition, GWCM, subject to the supervision of the Board of Directors, provides the management and administrative services necessary for the operation of Great-West Funds. These services include providing facilities for maintaining Great-West Funds’ organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with Great-West Funds; preparing all general shareholder communications and conducting shareholder relations; maintaining Great-West Funds’ records and the registration of Great-West Fund shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for Great-West Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the Directors. With respect to Class T1 of the Lifetime Funds, Class G1 of the SecureFoundation® Balanced Fund and SecureFoundation® Lifetime Funds, and Class L of each Class L Fund (defined below), GWCM is responsible for all expenses incurred in performing the services set forth in the Investment Advisory Agreement and all other expenses, except that the Funds shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act, all administrative service fees with respect to Initial Class, Class T, Class T1, Class G, Class G1 and Class L shares, and any extraordinary expenses, including litigation costs. Each class will pay all the expenses of any 12b-1 plan pertaining to that class and its allocable share of any extraordinary expenses.

The Investment Advisory Agreement became effective on May 1, 2015. As approved, the Investment Advisory Agreement will remain in effect until May 1, 2016, and will continue in effect from year to year if approved annually by the Board of Directors including the vote of a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Fund. Any material amendment to the Investment Advisory Agreement becomes effective with respect to the affected Fund upon approval by vote of a majority of the outstanding voting securities of that Fund. The Investment Advisory Agreement is not assignable and may be terminated without penalty with respect to any Fund either by the Board of Directors or by vote of a majority of the outstanding voting securities of such Fund or by GWCM, each on 60 days notice to the other party.

Payment of Expenses

GWCM provides investment advisory services and pays all expenses incurred in performing the services, including, costs incurred in providing investment advisory services, compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of Great-West Funds.

Expenses that are borne directly by Great-West Funds include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, Rule 12b-1 fees, charges of the custodian and transfer agent, Independent Directors’ fees, legal expenses, state franchise taxes, costs of auditing services, costs of printing proxies and stock certificates, SEC fees, advisory fees, certain insurance premiums, costs of corporate meetings, costs of maintenance of corporate existence, investor services (including allocable telephone and personnel expenses), extraordinary expenses, including the cost of litigation, and other expenses properly payable by Great-West Funds. Accounting services are provided for Great-West Funds by GWCM and Great-West Funds reimburses GWCM for its costs in connection with such services.

Expense Reimbursement Relating to Certain Funds. GWCM has contractually agreed to pay any expenses (including the management fee and expenses paid directly by a Fund, excluding Class L Rule 12b-1 fees) which exceed an annual rate of 0.60% of the average daily net assets of the Great-West T. Rowe Price Equity Income Fund; 0.70% of the average daily net asset of the Great-West T. Rowe Price Mid Cap Growth Fund; 0.75% of the average daily net assets of the Great-West Ariel Mid Cap Value and Great-West Small Cap Growth Funds; 0.95% of the average daily net assets of the Great-West Loomis Sayles Small Cap Value Fund; and 0.85% of the average daily net assets of the Great-West MFS International Value Fund. The amounts of such expense reimbursements for Great-West Funds’ fiscal years ended December 31, 2014, 2013, and 2012 were $235,450, $545,859 and $396,248, respectively.

Underlying Funds. With respect to the Profile Funds, Lifetime Funds, SecureFoundation® Balanced Fund, and SecureFoundation® Lifetime Funds investing in underlying Putnam Funds or funds advised by an entity other than GWCM or its affiliates (“unaffiliated funds”), GWCM will arrange for Great-West Funds to be included within a class of investors entitled not to pay sales loads by purchasing shares of the Putnam Funds or unaffiliated funds. All other charges, including redemption fees, exchange fees, administrative fees and distribution fees, associated with a particular class are born by the Profile Funds, Lifetime Funds, SecureFoundation® Balanced Fund, and SecureFoundation® Lifetime Funds and will not be waived. You may indirectly bear a proportionate share of the fees and expenses of such Underlying Funds, including Rule 12b-1 distribution fees for unaffiliated funds.

A redemption fee may be imposed by an Underlying Fund upon a request to redeem shares of such fund within a certain period of time. The fee is payable to the underlying Putnam Fund or unaffiliated fund. Accordingly, if you were to invest indirectly in an underlying Putnam Fund or unaffiliated fund through a Profile Fund, Lifetime Fund, SecureFoundation® Balanced Fund, or SecureFoundation® Lifetime Fund and request a redemption from the Profile Fund, Lifetime Fund, SecureFoundation® Balanced Fund, or SecureFoundation® Lifetime Fund before the expiration of the redemption fee period in the Putnam Fund or unaffiliated fund, the Profile Fund, Lifetime Fund, SecureFoundation® Balanced Fund, or SecureFoundation® Lifetime Fund may bear a redemption fee.

Management Fees

Each Fund pays a management fee to GWCM for managing its investments and business affairs. GWCM is paid monthly at an annual rate of each Fund’s average net assets as described in the Prospectus.

For the past three fiscal years ended December 31, 2012, 2013 and 2014, GWCM was paid a fee for its services to Great-West Funds as follows:

Fund	2014	2013	2012
Great-West Aggressive Profile I	$216,403	$189,667	$158,636
Great-West Aggressive Profile II	$672,444	$598,992	$537,692
Great-West American Century Growth	$5,071,924	$4,807,334	$4,517,651
Great-West Ariel Mid Cap Value	$1,280,024	$589,617	$405,195
Great-West Ariel Small Cap Value[1]	$0	$408,866	$392,224
Great-West Bond Index	$5,029,799	$4,822,005	$3,742,808
Great-West Conservative Profile I	$106,026	$94,772	$79,925
Great-West Conservative Profile II	$410,935	$385,228	$328,861
Great-West Federated Bond	$3,211,076	$3,641,814	$2,827,005
Great-West Goldman Sachs Mid Cap Value	$6,955,756	$5,314,202	$2,204,740
Great-West International Index	$4,083,809	$2,970,974	$1,653,902
Great-West Invesco ADR[2]	$0	$115,041	$2,126,897
Great-West Invesco Small Cap Value	$1,012,946	$953,463	$885,376
Great-West Lifetime 2015 I	$253,428	$253,041	$191,111
Great-West Lifetime 2015 II	$1,192,483	$1,012,151	$665,001
Great-West Lifetime 2015 III	$49,924	$30,719	$27,993
Great-West Lifetime 2025 I	$362,459	$332,886	$229,991
Great-West Lifetime 2025 II	$1,864,603	$1,418,347	$867,621
Great-West Lifetime 2025 III	$113,066	$74,857	$56,749
Great-West Lifetime 2035 I	$284,591	$248,967	$166,918
Great-West Lifetime 2035 II	$1,455,893	$1,027,815	$582,592
Great-West Lifetime 2035 III	$106,994	$75,086	$53,322
Great-West Lifetime 2045 I	$148,471	$121,551	$77,448
Great-West Lifetime 2045 II	$746,209	$504,233	$274,078
Great-West Lifetime 2045 III	$63,070	$43,665	$30,711
Great-West Lifetime 2055 I	$43,384	$31,545	$22,379
Great-West Lifetime 2055 II	$197,793	$122,488	$60,493
Great-West Lifetime 2055 III	$10,067	$5,254	$2,628
Great-West Loomis Sayles Bond	$7,038,157	$4,909,714	$3,582,603
Great-West Loomis Sayles Small Cap Value	$2,522,841	$2,521,722	$2,107,626

Fund	2014	2013	2012
Great-West MFS International Growth	$3,704,674	$3,306,942	$2,788,388
Great-West MFS International Value	$6,524,498	$5,791,996	$2,873,219
Great-West Moderate Profile I	$485,434	$393,332	$376,374
Great-West Moderate Profile II	$1,130,591	$1,033,891	$922,126
Great-West Moderately Aggressive Profile I	$397,954	$370,553	$322,874
Great-West Moderately Aggressive Profile II	$343,475	$270,655	$205,380
Great-West Moderately Conservative Profile I	$185,488	$152,765	$124,532
Great-West Moderately Conservative Profile II	$130,286	$102,942	$74,211
Great-West Money Market[3]	$1,546,766	$1,916,728	$2,161,101
Great-West Multi-Manager Large Cap Growth[4]	$3,342,321	$3,154,697	$2,852,545
Great-West Putnam Equity Income	$5,969,993	$4,984,387	$3,728,043
Great-West Putnam High Yield Bond	$3,235,435	$2,534,680	$1,619,267
Great-West Real Estate Index[5]	$2,154,400	$1,317,759	$52,395
Great-West S&P 500® Index	$12,128,342	$9,349,134	$6,956,808
Great-West S&P Mid Cap 400® Index	$3,062,478	$2,108,986	$1,078,077
Great-West S&P Small Cap 600® Index	$4,231,631	$3,257,751	$2,372,767
Great-West SecureFoundation® Balanced	$113,198	$65,433	$26,272
Great-West SecureFoundation® Lifetime 2015	$78,021	$70,688	$58,882
Great-West SecureFoundation Lifetime 2020	$21,715	$10,771	$3,390
Great-West SecureFoundation® Lifetime 2025	$66,991	$56,053	$49,789
Great-West SecureFoundation Lifetime 2030	$19,085	$7,729	$2,652
Great-West SecureFoundation® Lifetime 2035	$50,000	$33,522	$28,049
Great-West SecureFoundation Lifetime 2040	$11,636	$4,710	$1,793
Great-West SecureFoundation® Lifetime 2045	$21,906	$16,984	$13,554
Great-West SecureFoundation Lifetime 2050	$4,295	$1,134	$264
Great-West SecureFoundation® Lifetime 2055	$3,209	$2,200	$1,198
Great-West Short Duration Bond	$836,790	$750,255	$555,302
Great-West Small Cap Growth	$854,628	$929,287	$1,011,890
Great-West Stock Index	$1,828,235	$1,818,460	$1,741,772
Great-West T. Rowe Price Equity Income	$7,499,603	$6,765,002	$5,731,369
Great-West T. Rowe Price Mid Cap Growth	$8,358,387	$7,590,853	$6,392,257
Great-West Templeton Global Bond	$4,855,056	$4,112,346	$3,274,334
Great-West U.S. Government Mortgage Securities	$1,894,826	$2,109,315	$2,329,474
[1]	Fund merged into Great-West Ariel Mid Cap Value Fund on December 20, 2013
[2]	Fund merged into Great-West MFS International Value Fund on April 30, 2013
[3]	GWCM waived management fees for the Great-West Money Market Fund of $1,363,484 in 2014, $1,665,243 in 2013, and $1,705,223 in 2012
[4]	The management fees for this Fund changed effective September 1, 2013
[5]	Fund commenced operations on November 27, 2012

Licensing and Consulting Agreement

Under the terms of the Licensing and Consulting Agreement between GWCM and Ibbotson Associates, Inc., a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc. (“Ibbotson”), GWCM has engaged Ibbotson to provide asset allocation consulting services to GWCM in connection with the development and periodic review of the Lifetime Funds and SecureFoundation Lifetime Funds’ asset allocations. However, GWCM ultimately has sole responsibility for determining such Funds’ asset class allocations and its investments in Underlying Funds. The Licensing and Consulting Agreement became effective on April 16, 2009 for a three year term, and will continue to be in effect from year to year.

Sub-Advisory Agreements

GWCM and Great-West Funds have entered into a sub-advisory agreement with each Sub-Adviser (“Sub-Advisory Agreements”) with respect to the daily management of certain of the Funds. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a Fund. GWCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. As approved, the Sub-Advisory Agreements will remain in effect until May 1, 2016, and from year to year if approved annually by the Board of Directors including a vote of a majority of the Directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Fund.

Sub-Advisers

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

American Century Investment Management, Inc. (“American Century”) serves as the Sub-Adviser to the Great-West American Century Growth Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013. American Century, registered as an investment adviser under the Advisers Act, is a Delaware corporation with its principal business address at 4500 Main Street, Kansas City, Missouri 64111. American Century is a wholly owned, direct subsidiary of American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a non-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

GWCM is responsible for compensating American Century, which receives monthly compensation for its services at the annual rate of 0.32% of the average daily net asset value up to $750 million, and 0.29% of such value in excess of $750 million.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
E. A. Prescott LeGard	7	12,207	2	220.5	7	1,315	0	0	0	0	0	0
Gregory J. Woodhams	8	12,225	2	220.5	7	1,315	0	0	0	0	0	0

Material Conflicts of Interest Policy

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, U.S. growth mid- and small-cap, U.S. growth large-cap, value, global and non-U.S., fixed income and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century maintains an ethical wall around each of its equity disciplines (U.S. growth large-cap, U.S. growth mid- and small-cap, value, disciplined equity and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Compensation

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of December 31, 2014, it included the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Great-West American Century Growth Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of the Great-West American Century Growth Fund is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment styles: U.S. growth, U.S. value, international quantitative, and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Ownership of Securities

The portfolio managers did not own any shares of the Fund as of December 31, 2014.

ARIEL INVESTMENTS, LLC

Ariel Investments, LLC (“Ariel”) serves as the Sub-Adviser to the Great-West Ariel Mid Cap Value Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013 Ariel, registered as an investment adviser under the Advisers Act, is a limited liability company with its principal business address at 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601. Ariel is a privately held minority-owned money manager.

GWCM is responsible for compensating Ariel, which receives monthly compensation for its services at the annual rate of 0.50% of the average daily net asset value on the first $25 million of assets, 0.40% on the next $75 million of assets and 0.30% on all amounts over $100 million of the Great-West Ariel Mid Cap Value Fund.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
John W. Rogers, Jr.	2	4,412	0	0	141	2,599	0	0	0	0	0	0
Timothy Fidler	1	2,060	0	0	78	900	0	0	0	0	0	0

Material Conflicts of Interest Policy

Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. Ariel allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts. Differences in investments are as a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Compensation

Mr. Rogers compensation is determined by Ariel’s Board of Directors and is composed of:

(1)        Base Salary. Base Salary is a fixed amount determined at the beginning of each compensation year and is calculated based upon market factors for CEOs of comparable firms.

(2)        Discretionary Bonus Pool. Bonuses related to the profitability of Ariel and consists of cash.

(3)        Stock Grant. Stock grants are based upon Mr. Rogers’ contribution to Ariel and his perceived value in the market place.

(4)        Profit Sharing Plan. A contribution to Mr. Rogers’ portion of Ariel’s profit sharing plan is based upon criteria used for all employees of Ariel.

There is no set formula for any of the above components of Mr. Rogers’ compensation; rather, all compensation is based upon factors determined by Ariel’s Board of Directors at the beginning of each year.

Ariel’s compensation methodology for the other portfolio managers consists of:

(1)        Base Salary. Base salary is a fixed amount determined at the beginning of each compensation year. Base salaries vary within Ariel based on position responsibilities, years of service and contribution to long-term performance of the funds.

(2)        Discretionary Bonus Pool. Bonuses are determined through an annual performance evaluation process based on qualitative factors. The discretionary bonus will consist of cash. All members of Ariel’s research department who serve as industry analysts are evaluated on five qualitative factors: technical skills, productivity, communication skills, industry knowledge and consistent exhibition of Ariel’s firm values.

(3)        Annual Stock Grants. Portfolio managers may be awarded discretionary grants of stock in Ariel, based on position responsibilities, years of service and contribution to long-term performance of the funds.

Ownership of Securities

The portfolio managers did not own any shares of the Fund as of December 31, 2014.

FEDERATED INVESTMENT MANAGEMENT COMPANY

Federated Investment Management Company (“Federated”) serves as the Sub-Adviser to the Great-West Federated Bond Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013. Federated, registered as an investment adviser under the Advisers Act, is a Delaware business trust. Federated Advisory Services Company (“FASC”), an affiliate of Federated, provides certain support services to Federated. The fee for these services is paid by Federated and not by the Fund. Federated’s and FASC’s principal business address is Federated Investors Towers, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated is an indirect wholly owned subsidiary of Federated Investors, Inc., one of the largest mutual fund investment managers in the United States.

GWCM is responsible for compensating Federated, which receives monthly compensation for its services at the annual rate of 0.15% on the first $100 million, 0.12% on the next $150 million, and 0.10% on all amounts over $250 million.

Other Accounts Managed

Robert J. Ostrowski, Donald T. Ellenberger, Ihab Salib and Mark E. Durbiano are the portfolio managers of the Great-West Federated Bond Fund. The emerging markets portion of the Fund is managed by Mr. Salib. The high-yield portion of the Fund is managed by Mr. Durbiano. The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Robert Ostrowski	0	0	1	6	1	38	0	0	0	0	0	0
Donald Ellenberger	3	7,600	1	2400	7	1,100	0	0	0	0	0	0
Mark Durbiano	23	12,800	2	50	2	88	0	0	0	0	1	233
Ihab Salib	15	2,100	6	496	4	75	0	0	0	0	3	840

Material Conflicts of Interest Policy

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation

Robert Ostrowski is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

In his role as Chief Investment Officer, Robert Ostrowski has oversight responsibility for all taxable and municipal fixed income products. Mr. Ostrowski’s IPP is calculated with an equal weighting of Federated’s Investors, Inc.’s major taxable fixed income product groups (international fixed income, high yield, corporate/multi-sector, government/mortgage-backed, municipal bonds, structured products/asset backed bonds and separately managed accounts), all accounts within a product group are equally weighted as well. IPP is measured on rolling 1, 3, and 5 calendar year pre-tax gross total return basis versus account benchmarks, and versus designated peer groups of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. In addition, Mr. Ostrowski serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income products. A portion of the IPP score is based on Federated Investors, Inc.‘s senior management’s assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors Inc.’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Donald Ellenberger is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis versus the Barclays U.S. Universal Index, and versus a designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Ellenberger is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. For purposes of calculating the annual incentive amount, each fund or account is categorized into one of two IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. In addition, Mr. Ellenberger serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds. A portion of the IPP score is based on Federated Investors, Inc.‘s senior management’s assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors, Inc.’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Ihab Salib is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on IPP and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

Mr. Salib manages only the emerging markets portion of the Fund. IPP is calculated based on other accounts managed by the portfolio manager. IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis versusthe other accounts’ benchmarks and versus the other accounts’ designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Salib is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. For purposes of calculating the annual incentive amount, each fund or account managed by the portfolio manager is categorized into one of two IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. In his role as Head of the International Fixed Income Group, Mr. Salib has oversight responsibility for other portfolios that he does not personally manage.

A portion of the IPP score is determined by the investment performance of these other portfolios vs. product-specific benchmarks and peer groups. In addition, Mr. Salib serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable fixed-income products. A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors, Inc.’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on IPP and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

Mr. Durbiano manages only the high yield portion of the Fund. Mr. Durbiano’s IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis versus the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, and versus the high yield portion of the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds. A portion of the IPP score is based on Federated Investors, Inc.‘s senior management’s assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors, Inc.’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Ownership of Securities

The portfolio managers did not own any shares of the Fund as of December 31, 2014.

FRANKLIN ADVISERS, INC.

Franklin Advisers, Inc. (“FAI”) serves as the Sub-Adviser to the Great-West Templeton Global Bond Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013. FAI, registered as an investment adviser under the Advisers Act, is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange, with its principal business address at One Franklin Parkway, San Mateo, California 94403.

GWCM is responsible for compensating FAI, which receives monthly compensation for its services at the annual rate of 0.30% on the first $100 million, 0.275% on the next $200 million, and 0.25% on all amounts over $300 million.

Other Accounts Managed

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Michael Hasenstab	18	91,774	39	93,322	17	6,153	0	0	2	540	1	467
Christine Zhu	8	5,116	14	4,470	11	3,310	0	0	2	540	1	467

The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Material Conflicts of Interest Policy

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Sub-Adviser has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

(i)        Base salary. Each portfolio manager is paid a base salary.

(ii)        Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance. The more qualitative contributions of the portfolio manager to the manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

(iii)        Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities

The portfolio managers did not own any shares of the Fund as of December 31, 2014.

GEODE CAPITAL MANAGEMENT, LLC

Geode Capital Management, LLC (“Geode”) serves as the Sub-Adviser to the Great-West Real Estate Index Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013. Geode, registered as an investment adviser under the Advisers Act, is a Delaware limited liability company with its principal business address at One Post Office Square, 20th Floor, Boston, Massachusetts 01209. Geode Capital Holdings LLC is the majority owner (approximately 99%) of Geode.

GWCM is responsible for compensating Geode, which receives monthly compensation for its services at the annual rate of 0.08% on the first $100 million, and 0.06% on assets over $100 million.

Other Accounts Managed

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Deane Gyllenhaal	16	161	16	15	3	17	0	0	0	0	0	0
Lou Bottari	25	166	18	16	3	17	0	0	0	0	0	0
Patrick Waddell	25	166	18	16	3	17	0	0	0	0	0	0
Peter Matthew	23	164	17	16	3	17	0	0	0	0	0	0

Material Conflicts of Interest

Potential conflicts of interest may arise in the construction and maintenance of managed accounts and portfolios. Potential conflicts may include, but are not limited to, conflicts of investment strategies. An example may be one portfolio buying or selling a security while another portfolio has a potentially opposite position in the same security. Other potential conflicts may include the allocation of investment opportunities. Geode has implemented policies and procedures that are designed to mitigate the risks associated with conflicts of interest.

There are portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Consequently, portfolio holdings and sector exposures tend to be similar across similar portfolios, mitigating the potential for conflicts of interest. In addition, Geode maintains information barriers around each of its disciplines. Any portfolio’s transactional activities are only available to team members of the investment discipline that manages such portfolio. This is designed to prevent the misuse of portfolio holdings information and trading activity in the other disciplines.

Geode may combine orders to purchase or sell the same security for various portfolios when it is believed that such aggregation is consistent with its duty to seek best execution. Certain orders may not be available for all client portfolios due to cash flow, restrictions, etc. Geode has adopted policies and procedures to mitigate the risk that a client portfolio could be disadvantaged in connection with the aggregation of orders. When purchase orders exceed available supply, allocations will be made on a pro-rata basis generally based on each portfolio’s applicable net assets, but not to exceed order size. This also would include initial public offerings, which tend to be oversubscribed. Short sales, including short sales of exchange traded funds, will be allocated, like purchase transactions, based on proportion to net assets. When sell orders exceed available demand in the market place, allocations will be made on a pro-rata basis, generally calculated by position size, rather than net assets, but not to exceed order size. Sales, if executed in anticipation of when-issued or when-received shares, will be treated the same as sell orders. Short sales will be traded separately from other sales of the same security. Covers of short positions will be allocated, like sell orders, based on proportion to position size.

Compensation

Portfolio manager compensation generally consists of a fixed based salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode.

Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods up to five years. A portion of each portfolio manager’s bonus is linked to the Fund’s relative investment performance measured against the Dow Jones U.S. Select REIT IndexSM. A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

Ownership of Securities

The portfolio managers did not own any shares of the Fund as of December 31, 2014.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as the Sub-Adviser to the Great-West Goldman Sachs Mid Cap Value Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013. GSAM, registered as an investment adviser under the Advisers Act, is a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282-2198. GSAM is an affiliate of Goldman, Sachs & Co. (‘‘Goldman Sachs’’). In connection with GSAM’s service as Sub-Adviser to the Fund, Goldman Sachs Asset Management International (“GSAMI”) will implement and manage certain country and currency strategies for the Fund. The management and investment of these strategies by GSAMI will be based on the amount of the risk budget for the Fund allocated by GSAM to GSAMI for these strategies. GSAMI is not compensated by GWCM. GSAMI is located at Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, and is an affiliate of Goldman Sachs. GSAMI is a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991.

GWCM is responsible for compensating GSAM, which receives monthly compensation for its services at the annual rate of 0.40% on the first $100 million, 0.35% on the next $600 million, and 0.32% thereafter.

Other Accounts Managed

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Ron Hua	18	4,124	15	3,761	14	5,206	0	0	0	0	2	1,088
Len Ioffe	16	3,931	15	3,761	14	5,206	0	0	0	0	2	1,088
Osman Ali	17	4,427	16	3,761	14	5,206	0	0	0	0	2	1,088
Dennis Walsh	11	2,614	5	1,177	4	637	0	0	0	0	0	0

Material Conflicts of Interest Policy

The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to one or more portfolios for which GSAM is a sub-adviser or adviser (a “Fund” and together the “Funds”) or limit such portfolios’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs purchases, sells and holds a broad array of investments, actively trades securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets in which the certain portfolios directly and indirectly invest. Thus, it is likely that such portfolio may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. GSAM acts as sub-adviser to the Great-West Goldman Sachs Mid Cap Value Fund. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on Fund performance, and GSAM would still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and portfolios which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs, and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Fund.

The Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s investment transactions, in accordance with applicable law.

Compensation

Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons. The benchmark for the Fund is the Russell MidCap Value Index.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Ownership of Securities

The portfolio managers did not own any shares of the Fund as of December 31, 2014.

INVESCO ADVISERS, INC.

Invesco Advisers, Inc. (“Invesco”) serves as Sub-Adviser to the Great-West Invesco Small Cap Value Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013. Invesco is a company incorporated under the laws of the State of Delaware and is registered as an investment adviser with the SEC. Invesco, an investment adviser since 1976, is an indirect, wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. Its principal business address is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

GWCM is responsible for compensating Invesco, which receives monthly compensation for its services for the Great-West Invesco Small Cap Value Fund at the annual rate of 0.50% on the first $100 million, 0.45% on the next $100 million, 0.30% on the next $200 million and 0.20% thereafter.

Other Accounts Managed

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Michael Abata	13	5,644	7	802	34	4,683	0	0	0	0	6	2,126
Charles Ko	13	5644	7	802	34	4683	0	0	0	0	6	2126
Anthony J. Munchak	10	5442	7	802	34	4683	0	0	0	0	6	2126
Glen E. Murphy, Co-Lead	10	5442	7	802	34	4683	0	0	0	0	6	2126
Francis M. Orlando	10	5442	7	802	34	4683	0	0	0	0	6	2126
Andrew Waisburd, Ph.D., Co-Lead	13	5644	7	802	34	4683	0	0	0	0	6	2126

Material Conflicts of Interest Policy

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following potential conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•

Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades though a particular broker. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other accounts involved.

•

Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which the portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary: Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus: The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred/Long Term Compensation: Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

The portfolio managers did not own any shares of the Fund as of December 31, 2014.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

J.P. Morgan Investment Management Inc. (“JPMorgan”) serves as a Sub-Adviser to the Great-West Multi-Manager Large Cap Growth Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013. JPMorgan, registered as an investment adviser under the Advisers Act, is a Delaware corporation with its principal business address at 270 Park Avenue, New York, New York 10017. JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company.

GWCM is responsible for compensating JPMorgan, which receives monthly compensation for its services at the annual rate of 0.35% on the first $500 million and 0.30% on all amounts over $500 million.

Other Accounts Managed

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Giri Devulapally	2	16,467	2	1,275	14	2,193	0	0	0	0	0	0

Material Conflicts of Interest Policy

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. J PMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Compensation

JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable discretionary performance based incentive consisting of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of JPMorgan’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with JPMorgan’s compliance, risk and regulatory procedures. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the Funds’ pre-tax performance is compared to the appropriate market peer group and to each Fund’s benchmark index listed in the Fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

Deferred compensation granted as part of an employee’s annual incentive compensation comprises from 0% to 60% of a portfolio manager’s total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JPMorgan’s portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage. The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan or can be placed in restricted stock. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities

The portfolio managers did not own any shares of the Fund as of December 31, 2014.

LOOMIS, SAYLES, & COMPANY, L.P.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as the Sub-Adviser to the Great-West Loomis Sayles Bond and Great-West Loomis Sayles Small Cap Value Funds pursuant to a Sub-Advisory Agreement dated December 5, 2013. Loomis Sayles is a Delaware limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”).

Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Loomis Sayles’ principal business address is One Financial Center, Boston, Massachusetts 02111.

GWCM is responsible for compensating Loomis Sayles, which receives monthly compensation for its services at the annual rate of 0.50% on the first $10 million, 0.45% on the next $15 million, 0.40% on the next $75 million and 0.30% on all amounts over $100 million of the Great-West Loomis Sayles Small Cap Value Fund; and .30% on all assets of the Great-West Loomis Sayles Bond Fund.

Other Accounts Managed

The day-to-day managers of the Great-West Loomis Sayles Bond Fund are Daniel J. Fuss, Matthew J. Eagan, and Elaine M. Stokes. The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Daniel Fuss	14	61,397	5	3,880	155	21,755	0	0	0	0	2	354
Matthew Eagan	19	63,506	21	11,972	156	22,833	0	0	3	838	3	473
Elaine Stokes	14	61,468	18	10,058	152	22,543	0	0	0	0	2	354

The Great-West Loomis Sayles Small Cap Value Fund is co-managed by Joseph R. Gatz and Jeffrey Schwartz. The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Joseph Gatz	2	1,509	2	411	65	2,371	0	0	1	33	0	0
Jeffrey Schwartz	2	1,509	2	411	70	2,361	0	0	1	33	0	0

Material Conflicts of Interest Policy

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures.

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Fund manager compensation is made up of three main components – base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors – investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

Fixed income managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for the Great-West Loomis Sayles Bond Fund is the Barclays U.S. Government/Credit Index. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. Loomis Sayles analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed income manager performance because Loomis Sayles believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.

Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower the percentage reflected above.

Mr. Eagan also serves as a portfolio manager to certain private investment funds managed by Loomis Sayles, and may receive additional compensation based on their investment activities for each of those funds.

Equity managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s Loomis Sayles fund is compared against the applicable Morningstar peer group and/or the Lipper universe. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the eVestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for a strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years, or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year). In addition, the performance measurement for equity compensation incorporates a consistency metric using longer term (3, 5, etc.) rolling excess return compared to the peer group over a sustained measurement period (5, 7, etc. years). The exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on either relative revenue or asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for the Great-West Loomis Sayles Small Cap Fund is the Russell 2000 Value Index.

Loomis Sayles also uses either an institutional peer group as a point of comparison for equity manager performance or a Morningstar universe and/or the Lipper universe. In cases where an institutional peer group is used, Loomis Sayles believes it represents the most competitive product universe while closely matching the investment style offered by Loomis Sayles.

Equity and Fixed Income Managers. Mutual funds are not included in Loomis Sayles’ institutional composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite. Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	upon retirement a participant will receive a multi-year payout for his or her vested units;
•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion over what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Ownership of Securities

The portfolio managers did not own any shares of the Funds as of December 31, 2014.

LORD, ABBETT & CO. LLC

Lord, Abbett & Co. LLC (“Lord Abbett”) serves as a Sub-Adviser to the Great-West Multi-Manager Small Cap Growth Fund pursuant to a Sub-Advisory Agreement dated July 31, 2015. Lord Abbett, registered as an investment adviser under the Advisers Act, is a Delaware limited liability company and has its principal business address at 90 Hudson Street, Jersey City, NJ 07302.

GWCM is responsible for compensating Lord Abbett, which receives monthly compensation for its services at the annual rate of 0.90% on the portion of the Fund that Lord Abbett manages.

Other Accounts Managed

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2015.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
F. Thomas O’Halloran	9	$6,595.8	0	$0	18	$978.7	0	$0	0	$0	1	$64.9
Arthur K. Weise	9	$6,595.8	0	$0	18	$978.7	0	$0	0	$0	1	$64.9
Matthew R. DeCicco	3	$309.8	0	$0	3	$348.6	0	$0	0	$0	0	$0

Material Conflicts of Interest Policy

Conflicts of interest may arise in connection with the above portfolio managers’ management of the investments of the Great-West Multi-Manager Small Cap Growth Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts referenced in the table above.

Compensation

When used in this section, the term “fund” refers to the Great-West Multi-Manager Small Cap Growth Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager listed above. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate performance against one or more benchmarks from among a fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within one or more of a fund’s peer groups maintained by rating agencies, as well as a fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett Funds.

Ownership of Securities

The portfolio managers did not own any shares of the Fund as of September 8, 2015.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

Massachusetts Financial Services Company (“MFS”) serves as the Sub-Adviser to the Great-West MFS International Growth Fund and the Great-West MFS International Value Fund pursuant to Sub-Advisory Agreements dated December 5, 2013. MFS, registered as an investment adviser pursuant to the Advisers Act, is a Delaware corporation with its principal business address at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company.

GWCM is responsible for compensating MFS, which receives monthly compensation for its services at the annual rate of 0.35% on all assets of the Great-West MFS International Growth Fund and 0.40% on all assets of the Great-West MFS International Value Fund.

Other Accounts Managed

The Great-West MFS International Growth Fund is co-managed by Marcus L. Smith and Daniel Ling. The following tables provide information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees*
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Daniel Ling	11	15,119	3	2,009	26	5,672	0	0	0	0	0	0
Marcus L. Smith	12	15,354	5	2,372	34	7,305	0	0	0	0	0	0

*Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

The Great-West MFS International Value Fund is co-managed by Benjamin Stone and Pablo de la Mata. The following tables provide information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the Fund manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees*
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Benjamin Stone	8	26,365	8	9,183	33	8,680	0	N/A	0	N/A	2	692
Pablo de la Mata	8	26,365	8	9,183	33	8,680	0	N/A	0	N/A	2	692

*Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Material Conflicts of Interest Policy

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely affect the value of the Fund’s investments. Investments selected for portfolios or accounts other than the Fund may outperform investments selected for the Fund. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund-for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2014, portfolio manager total cash compensation is a combination of base salary and performance bonus:

(i)        Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

(ii)        Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2014, the following benchmarks were used to measure the portfolio managers’ performance for the Funds:

Portfolio Manager	Benchmarks
Great-West MFS International Growth Fund
Marcus L. Smith	MSCI EAFE (Europe, Australasia, Far East) Index
Daniel Ling	MSCI EAFE (Europe, Australasia, Far East) Index
Great-West MFS International Value Fund
Benjamin Stone	MSCI EAFE (Europe, Australasia, Far East) Value Index
Pablo de la Mata	MSCI EAFE (Europe, Australasia, Far East) Value Index

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Securities

The portfolio managers did not own any shares of the Funds as of December 31, 2014.

MELLON CAPITAL MANAGEMENT CORPORATION

Mellon Capital Management Corporation (“Mellon Capital”) serves as the Sub-Adviser to the Great-West Stock Index, Great-West S&P Small Cap 600® Index, Great-West S&P 500® Index, Great-West S&P Mid Cap 400® Index, and Great-West International Index Funds pursuant to a Sub-Advisory Agreement dated December 5, 2013. Mellon Capital began serving as Sub-Adviser to the Great-West S&P Mid Cap 400® Index and Great-West International Index Funds effective December 31, 2010. BNY Investment Advisors served as the Sub-Adviser for the Great-West Stock Index, Great-West S&P Small Cap 600® Index and Great-West S&P 500 Index® Funds through July 20, 2008. Effective July 20, 2008, Mellon Capital assumed the sub-advisory relationship from BNY Investment Advisors pursuant to an internal reorganization that resulted from the merger of The Bank of New York and Mellon Financial Corporation.

GWCM is responsible for compensating Mellon Capital, which receives monthly compensation for its services at the annual rates set forth below on net assets for each Fund:

Fund	Fee
Great-West International Index Fund	0.035% on the first $500 million; 0.02% on asset in excess of $500 million
Great-West S&P 500® Index Fund	0.02% on all assets
Great-West Stock Index Fund	0.02% on all assets
Great-West S&P Mid Cap 400® Index Fund	0.035% on the first $500 million; 0.02% on asset in excess of $500 million
Great-West S&P Small Cap 600® Index Fund	0.02% on all assets

Other Accounts Managed

Karen Q. Wong, Richard A. Brown, and Thomas J. Durante are responsible for the day-to-day management of the Funds. The following table provides information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Karen Q. Wong	104	92,140	98	80,767	81	128,047	0	0	0	0	0	0
Richard A. Brown	104	92,140	98	80,767	81	128,047	0	0	0	0	0	0
Thomas J. Durante	104	92,140	98	80,767	81	128,047	0	0	0	0	0	0

*The information set forth above reflects information about other accounts managed by a team that includes the portfolio managers listed above.

Material Conflicts of Interest Policy

Advisers are subject to certain fiduciary standards under federal law and owe clients an affirmative duty of utmost good faith to act solely in the best interests of the client and to make full and fair disclosure of all material facts, particularly where the adviser’s interests may conflict with the client’s best interest.

Performance Fees - Mellon has entered into performance-based fee arrangements for certain client accounts and funds. Most of these arrangements provide for an asset-based management fee, based on the market value of the account at month end, quarter end or based on average market value, plus a performance fee based on the portfolio’s net return in excess of a specified benchmark and/or hurdle rate during a designated period of time. The performance is based on both realized and unrealized gains and losses. Some performance fee calculations include a high water mark, which keeps track of the highest level of performance on which a performance fee has been paid and which must be exceeded in order for an additional performance fee to be assessed. For more detailed information on how performance fees are calculated, please see the applicable private placement memorandum or your investment management agreement.

Side-by-Side Management - “Side-by-side management” refers to Mellon’s simultaneous management of multiple types of client accounts/investment products. For example, Mellon manages separate accounts, managed accounts/wrap-fee programs, and pooled investment vehicles for clients at the same time. Mellon’s clients have a variety of investment objectives, policies, strategies, limitations, and restrictions. Side-by-side management gives rise to a variety of potential and actual conflicts of interest for Mellon, Mellon’s employees, and Mellon’s supervised persons. Below Mellon discuss the conflicts that Mellon and Mellon’s employees and supervised persons face when engaging in side-by-side management and how Mellon deal with them. Note that certain of Mellon’s employees are also officers or employees of one or more Firm affiliates (“dual officers”). These dual officers undertake investment management duties for the affiliates of which they are officers. When Mellon concurrently manage client accounts/ investment products, and in particular when dual officers or dual employees are involved, this presents the same conflicts as described below. Note that Mellon manage Mellon’s accounts consistent with applicable laws, and Mellon follow procedures that are reasonably designed to treat Mellon’s clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.

Conflicts of Interest Relating to Side-by-Side Management of Discretionary and Non-Discretionary Accounts - In limited circumstances, Mellon may provide to a third party for which Mellon provide non-discretionary advisory services the same model portfolio used to manage certain of Mellon’s clients’ accounts. In those cases where Mellon are implementing the model results for only a portion of the assets affected (for example, only the assets over which Mellon has discretionary management authority) and therefore, Mellon cannot apply Mellon’s internal trade allocation procedures, Mellon will (i) use reasonable efforts to agree on procedures with such non-discretionary clients designed to prevent one group of clients from receiving preferential trading treatment over another group, or (ii) determine that, due to the nature of the assets to be traded or the market on which they are traded, no client would likely be adversely affected if such procedures are not established.

Conflicts of Interest Relating to Performance-Based Fees When Engaging in Side-by-Side Management - Mellon manage accounts that are charged a performance-based fee and other accounts that are charged a different type of fee, such as a flat asset-based fee. Mellon has a financial incentive to favor accounts with performance-based fees because Mellon (and Mellon’s employees and supervised persons) may have an opportunity to earn greater fees on such accounts as compared to client accounts without performance-based fees. Thus, Mellon has an incentive to direct Mellon’s best investment ideas to client accounts that pay performance-based fees, and to allocate, aggregate, or sequence trades in favor of such accounts. Mellon also has an incentive to give accounts with performance-based fees better execution and better brokerage commissions.

Conflicts of Interest Relating to Accounts with Different Strategies - Mellon Capital manages numerous accounts with a variety of strategies, which may present conflicts of interest. For example, a long/short position in two client accounts simultaneously can result in a loss to one client based on a decision to take a gain in the other. Taking concurrent conflicting positions in certain derivative instruments can likewise cause a loss to one client and a gain to another. Mellon Capital also may face conflicts of interest when Mellon Capital has uncovered option strategies and significant positions in illiquid securities in side-by-side accounts.

Conflicts of Interest Relating to the Management of Multiple Client Accounts - Mellon Capital performs investment advisory services for various clients. Mellon Capital may give advice and take action in the performance of Mellon Capital’s duties with respect to any of Mellon Capital’s other clients which may differ from the advice given, or the timing or nature of action taken, with respect another client. Mellon Capital has no obligation to purchase or sell for a client any security or other property which Mellon Capital purchases or sells for Mellon Capital’s own account or for the account of any other client, if Mellon Capital believes it is undesirable or impractical to take such action. Mellon Capital may give advice or take action in the performance of Mellon Capital’s duties with respect to any of Mellon Capital’s clients which may differ from the advice given, or the timing or nature of action taken, by Mellon Capital’s affiliates on behalf of their clients.

Conflicts of Interest Relating to Investment in Affiliated Accounts - To the extent permissible under applicable law, Mellon Capital may decide to invest some or all of Mellon Capital’s temporary investments in money market or similar accounts advised or managed by a BNY Mellon affiliate. In addition, Mellon Capital may invest client accounts in affiliated pooled vehicles. Mellon Capital has an incentive to allocate investments to these types of affiliated accounts in order to generate additional fees for Mellon Capital or Mellon Capital’s affiliates. In certain instances, Mellon Capital may enter into revenue sharing arrangements with affiliates where Mellon Capital may receive a portion of the fee, or bill the full fee to the client and reimburse the affiliate. Mellon Capital may also enter into wholesale arrangements with affiliates where Mellon Capital receive only a portion of the client fee. For certain accounts with affiliates, some of the fees, such as custody fees, may be waived or rebated.

Conflicts of Interest Relating to the Discretion to Redeem from and Invest in Pooled Investment Vehicles - Mellon Capital’s clients may give Mellon Capital discretion to allocate client assets to, and/or redeem client assets from, certain pooled investment vehicles Mellon Capital manage or sub-advise. Sometimes, such discretionary authority is restricted by asset allocation parameters which may limit Mellon Capital’s discretion to allocate to a percentage range of the value of a client’s account. When a client grants Mellon Capital that discretion, a conflict could arise with respect to such client, and also with respect to other investors in such pooled investment vehicle. Mellon Capital may, for example, have an incentive to maintain a larger percentage of a client’s assets in a fund in order for such assets to act as seed capital, to increase the fund’s assets under management and thus, to make investment by other investors more attractive, or to maintain the continuity of a performance record if the client is the sole remaining investor. Likewise, as the manager or sub-adviser, Mellon Capital will have information that investors will not have about the investments held by a fund and about other investors’ intentions to invest or redeem. Such information could potentially be used to favor one investor over another.

Conflicts of Interest Relating to “Proprietary Accounts” - Mellon Capital, and Mellon Capital’s existing and future employees may from time to time invest in products managed by Mellon Capital and Mellon Capital or related persons may establish “seeded” funds or accounts for the purpose of developing new investment strategies and products (collectively, “Proprietary Accounts”). Investment by Mellon Capital , or Mellon Capital’s employees in Proprietary Accounts that invest in the same securities as other client accounts may create conflicts of interest. Mellon Capital has an incentive to favor these Proprietary Accounts by directing Mellon Capital’s best investment ideas to these accounts or allocating, aggregating, or sequencing trades in favor of such accounts, to the disadvantage of other accounts. Mellon Capital also has an incentive to dedicate more time and attention to Mellon Capital’s Proprietary Accounts and to give them better execution and brokerage commissions than Mellon Capital’s other client accounts. Mellon Capital also may waive fees for Proprietary Accounts or for certain affiliated persons who invest in such Proprietary Accounts.

Valuations - A majority of Mellon Capital’s fees are based on the valuations provided by clients’ custodians or pooled accounts’ administrators. However, a conflict of interest may arise in overseeing the valuation of investments in the limited situations where Mellon Capital is involved in the determination of the valuation of an investment. In such circumstances, Mellon Capital requires, to the extent possible, pricing from an independent third party pricing vendor. If vendor pricing is unavailable, Mellon Capital then looks to other observable inputs for the valuations. In the event that a vendor price or other observable inputs are unavailable or deemed unreliable, Mellon Capital has established a Securities Pricing Committee to make a reasonable determination of a security’s fair value.

Other Conflicts of Interest - As noted previously, Mellon Capital manages numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for Mellon Capital. For example, may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Mellon Capital and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of Mellon Capital’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, Mellon Capital may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Mellon Capital client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Addressing Conflicts of Interest - Mellon Capital has a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, Mellon Capital has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters). These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. Mellon Capital has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest and the corresponding compliance testing program established with the goal of confirming Mellon Capital’s adherence to such policies and procedures.

Compensation

The primary objectives of Mellon Capital’s compensation plans are to:

•	Motivate and reward superior investment and business performance
•	Motivate and reward continued growth and profitability
•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
•	Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred). Base salary is determined by the employees’ experience and performance in the role, taking into account ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital’s financial performance. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

Mellon Capital’s portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Ownership of Securities

The portfolio managers did not own any shares of the Funds as of December 31, 2014.

PEREGRINE CAPITAL MANAGEMENT, INC.

Peregrine Capital Management, Inc. (“Peregrine”) serves as a Sub-Adviser to the Great-West Multi-Manager Small Cap Growth Fund pursuant to a Sub-Advisory Agreement dated June 22, 2015. Peregrine, registered as an investment adviser under the Advisers Act, is a direct wholly owned subsidiary of Wells Fargo & Co. Peregrine is a Minnesota corporation with its principal business address at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402.

GWCM is responsible for compensating Peregrine, which receives monthly compensation for its services at the annual rate of 0.50% on the first $300 million of assets that Peregrine manages, and 0.45% on assets on all amounts over $300 million that Peregrine manages.

Other Accounts Managed

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2015.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
William A. Grierson	1	$933.7	0	0	16	$622.2	0	0	0	0	0	0
Daniel J. Hagen	1	$933.7	0	0	16	$622.2	0	0	0	0	0	0
James P. Ross	1	$933.7	0	0	16	$622.2	0	0	0	0	0	0
Paul E. von Kuster	1	$933.7	0	0	16	$622.2	0	0	0	0	0	0

Material Conflicts of Interest Policy

Peregrine portfolio managers face inherent conflicts of interest in their day-to-day management of multiple portfolios because clients may have different investment objectives, strategies and risk profiles. For example, to the extent that the portfolio managers manage accounts with different investment strategies, they may from time to time purchase securities, including initial public offerings, for one account but not another. Additionally, some accounts may have different fee structures, including performance fees, which are or have the potential to be higher or lower, than the fees paid by the Fund. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts. To minimize the effects of these inherent conflicts of interest, Peregrine has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. In practice, portfolios hold the same securities in the same proportionate weightings, subject to client and liquidity constraints and cash flows. Furthermore, Peregrine adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Fund and any personal accounts.

Peregrine’s parent, Wells Fargo & Co., is a large, diversified financial services organization. Therefore, Peregrine affiliates are engaged in depository, lending, investment banking, securities brokerage, private equity, venture capital, and other financial activities. Wells Fargo affiliates are not involved in Peregrine’s investment activities, and Peregrine has policies and procedures in place to address such conflicts of interest. When deemed in the best interest of clients, Peregrine may participate in affiliated underwritings if allowed by clients and in compliance with applicable regulations.

Compensation

Peregrine’s portfolio managers are compensated with a fixed cash salary plus incentives. Peregrine’s compensation structure is heavily skewed toward incentives, which are based primarily on the revenue generated by the investment style and overall firm profitability. Style revenue reflects investment performance, client retention and asset growth, aligning interests of portfolio managers with clients. Peregrine’s small cap growth equity style limits the number of relationships invested in the product and imposes aggregate asset constraints, enabling portfolio managers to be involved in each relationship and ensuring that size does not overwhelm investment opportunities. Finally, a portion of the incentive compensation is tied to investment performance relative to standard indices and peer groups over one, three, and five years.

Ownership of Securities

The portfolio managers did not own any shares of the Fund as of September 8, 2015.

PIONEER INVESTMENT MANAGEMENT, INC.

Pioneer Investment Management, Inc. (“Pioneer”) serves as a Sub-Adviser to the Great-West Multi-Manager Large Cap Growth Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013. Pioneer, registered as an investment adviser under the Advisers Act, is a Delaware corporation with its principal business address at 60 State Street, Boston, Massachusetts 02109. Pioneer is an indirect, wholly-owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients.

GWCM is responsible for compensating Pioneer, which receives monthly compensation for its services at the annual rate of 0.30% on the first $500 million, 0.24% on the next $500 million and 0.225% on all assets over $1 billion.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The tables provide the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Andrew Acheson	1	1	0	0	12	0.4	0	0	2	2	0	0
Paul Cloonan	3	3	1	3	12	0.4	0	0	2	4	0	0

Material Conflicts of Interest Policy

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest.

•A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

•A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

•A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation

Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

• Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the Fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the Fund, is the Russell 1000 Growth Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.

• Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

• Pioneer results and business line results. Pioneer’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.

Ownership of Securities

The portfolio managers did not own any shares of the Fund as of December 31, 2014.

PUTNAM INVESTMENT MANAGEMENT, LLC

Putnam Investments Management, LLC (“Putnam”), a subsidiary of Putnam Investments, LLC, is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a majority-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada. Putnam is an affiliate of GWCM.

Putnam serves as the Sub-Adviser to the Great-West Putnam High Yield Bond Fund and the Great-West Putnam Equity Income Fund pursuant to a Sub-Advisory Agreement dated March 3, 2014. Putnam also serves as a Sub-Adviser to the Great-West Multi-Manager Small Cap Growth Fund pursuant to a Sub-Advisory Agreement dated August 26, 2015. Putnam is registered as an investment adviser under the Advisers Act and has its principal business address at One Post Office Square, Boston, MA 02109.

GWCM is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of 0.40% on the first $250 million, 0.35% on the next $250 million and 0.30% on all assets over $500 million for the Great-West Putnam Equity Income Fund, 0.35% on all assets for the Great-West Putnam High Yield Bond Fund, and 0.45% on the portion of the Great-West Multi-Manager Small Cap Growth Fund that Putnam manages.

Other Accounts Managed

Paul Scanlon, Norman Boucher and Robert Salvin are responsible for the day-to-day management of the Great-West Putnam High Yield Bond Fund. The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager (s) also has day-to-day management responsibilities. The tables provide the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Paul Scanlon	25	13,833	31	6,311	13	2,679	4	1,805	3	251	0	0
Norman Boucher	13	3,392	19	3,651	5	1,160	0	0	1	59	0	0
Robert Salvin	14	4,440	20	3,666	6	1,430	0	0	1	59	0	0

Darren Jaroch and Walter Scully are responsible for the day-to-day management of the Great-West Putnam Equity Income Fund. The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Darren Jaroch	10	7,289	3	224	1	265	3	201	0	0	0	0
Walter Scully	6	6,634	2	184	1	265	0	0	0	0	0	0

Pam Gao is responsible for the day-to-day management of the portion of the Great-West Multi-Manager Small Cap Growth Fund managed by Putnam. The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2015.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Pam Gao	0	0	1	44,345	1	9,181	1	172,732	0	0	0	0

Material Conflicts of Interest Policy

Putnam seeks to treat clients fairly and equitably in line with the firm’s fiduciary obligations and client investment objectives. Putnam takes all reasonable steps to identify, record and manage on an ongoing basis any conflicts of interest in accordance with the firm’s policies and procedures. Putnam may, from time to time, implement additional controls in respect of the management of conflicts of interest where necessary. While Putnam is not aware of any particular conflicts of interest specific to the management of the Fund, there are potential conflicts of interest inherent in the asset management industry. Like other investment managers managing accounts for multiple clients with differing objectives and fee structures, we face various potential conflicts of interest as part of our business – for example, in areas such as trade allocation, portfolio trading, employees’ personal trading, political and lobbying activities, and distribution activities. Putnam seeks to address these potential conflicts, which we believe are also present for our competitors, through specific policies and procedures that relate to individual areas of potential conflict, rather than by means of an overall principle-based or ad hoc approach. Our compliance policies consist of a limited number of general statements, combined with a large number of policies with detailed provisions. The philosophy has been to prepare policies which in a concrete way set forth requirements, procedures and responsibilities. Policies and procedures relating to each conflict of interest are reviewed, tested for effectiveness, and updated periodically, with the goal of having each policy subject to review, testing and updating at least annually.

Notwithstanding that each identified conflict of interest is addressed by means of specific policies, a key function of the Compliance Department, working with management, is to monitor new areas in which conflicts may arise or the nature of conflicts may change over time. This function is addressed through the systematic annual process of updating and reviewing the compliance program, discussed above.

The below summary of potential conflicts is not inclusive of all potential conflicts that may exist between the adviser and the client. Please see Putnam’s Form ADV Part 2 for further disclosures regarding potential conflicts of interest.

1. Fairness of trading allocation and order priority amongst Clients

Putnam maintains trading aggregation, allocation and best execution policies and procedures that seek to ensure that all trades are treated on a fair and equitable basis. Trade aggregation and allocation procedures are reviewed regularly. Generally, the purchases and sales of securities by Putnam on behalf of clients are effected on an aggregated basis. Subject to the overriding requirements to seek most favorable price and execution under the circumstances, Putnam receives brokerage and research products and services from broker dealers, including from broker dealers with which Putnam places its clients’ portfolio transactions (so-called proprietary research) and from third-party brokers.

2. Soft Dollars

Putnam may allocate trades to generate “soft dollar credits” for brokerage services and trading systems and investment research reports and other research products and services from third-party providers when, in Putnam’s judgment, trading through the firm generating the research would not be feasible or in the account’s best interest. Some of these products and services are of value to Putnam and its affiliates in advising several of their clients, although not all of these services are necessarily useful and of value in managing any particular account. Clients do not receive a direct monetary benefit, however, although brokerage and research products and services so obtained may be useful to Putnam in providing investment advice to all of the clients it advises.

3. The Use of Sensitive Client Data and Non-Public Information

Putnam has a number of policies and procedures to protect the confidentiality of our client information, and in particular, not to sell information about clients or their accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

4. Information barriers between Putnam and its affiliates/subsidiaries

To help ensure that sensitive decision information cannot be used to disadvantage clients, Putnam has established, on its own behalf and for each of its subsidiaries, information barrier (or so-called “Chinese Wall” procedures) regarding portfolio holdings information The investment management and trading functions at Putnam and its subsidiaries and the investment management subsidiaries of its parent company, Power Corporation of Canada, are autonomous and operate separately from each other. These functions include all decision-making on what, how and when to buy, sell or hold specific securities in client portfolios and the trading related to implementation of these decisions. Information barrier policies are intended to permit the investment management and trading functions of each firm to operate without regard to or interference from the other and to provide reasonable assurances that sensitive investment management and trading information will not be shared between Putnam and the other Power business units.

5. Code of Ethics

Putnam maintains a Code of Ethics, which applies to all employees of Putnam, that regulates the personal securities trading activities of these employees and the trading activity of certain family members and entities (such as corporations, trusts, or partnerships) that employees may be deemed to control or influence. The Code of Ethics imposes limits on activities of employees of Putnam and the Putnam investment advisers where the activity may conflict with the interests of clients of Putnam or the Putnam investment advisers. These include certain personal trading restrictions, prohibitions against the buying and selling of any security while either Putnam or the employee is in possession of material, non-public information (inside information) concerning the security or the issuer, and limits on the receipt and solicitation of gifts and on service as a fiduciary for a person or entity outside of Putnam. As a condition of employment, every employee accepts the obligation to comply with the letter and the spirit of the Code.

Compensation

In order to attract and retain top talent, Putnam offers competitive compensation packages. Our total compensation program, which includes base salary, incentive pay, and other retirement and benefit perquisites, compares favorably with other firms in the industry. Putnam’s Human Resources Department periodically conducts reviews to ensure that our compensation packages remain competitive.

While there is no guarantee that investment objectives will be met, our investment compensation program aligns manager goals with the firm’s chief objective - delivering strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling three-year period. It emphasizes long-term performance goals and does not offer any extra incentives for outperforming by a wide margin over short-term periods. Incentive targets are set on an individual basis for Investment staff.

These targets are based on the top quartile of the market and are designed to reward performance at this level with the primary bonus driver being fund performance against the market over three years. In particular:

•	Portfolio managers who achieve top-quartile returns, consistent with fund mandates and strong risk controls, are eligible for full bonuses
•	Portfolio managers who deliver median performance will receive 50% of their target bonus
•	Portfolio managers who deliver bottom-quartile performance will typically receive no bonus

In addition to their individual performance, evaluations take into account the performance of their group and a subjective component. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. As well as incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience.

Ownership of Securities

The portfolio managers of the Great-West Putnam Equity Income Fund and Great-West Putnam High Yield Bond Fund did not own any shares of the Funds as of December 31, 2014. The portfolio manager of the Great-West Multi-Manager Small Cap Growth Fund did not own any shares of the Fund as of September 8, 2015.

SILVANT CAPITAL MANAGEMENT LLC

Silvant Capital Management LLC (“Silvant”) serves as the Sub-Adviser to the Great-West Small Cap Growth Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013. Silvant, registered as an investment adviser under the Advisers Act, is a Delaware limited liability company with its principal business address at 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305. Silvant is a wholly owned subsidiary of RidgeWorth Capital Management LLC, a money management holding company. RidgeWorth is indirectly owned in part by certain investment funds (the “LY Funds”) that are advised by an affiliate of Lightyear Capital LLC. On May 30, 2014, the LY funds and co-investors, alongside certain employees of RidgeWorth and its wholly owned subsidiaries acquired all of the outstanding equity securities of the Adviser from SunTrust Banks, Inc.

GWCM is responsible for compensating Silvant, which receives monthly compensation for its services at the annual rate of 0.40% on net assets.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Michael Sansoterra	3	444	0	0	14	473	0	0	0	0	0	0
Sandeep Bhatia	3	444	0	0	0	0	0	0	0	0	0	0

Material Conflicts of Interest Policy

Management of both the Fund and the other accounts listed above at the same time may give rise to potential conflicts of interest. If the Fund and the other accounts have identical investment objectives, the portfolio manager could favor one or more accounts over the Fund. Another potential conflict may arise from the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades if the portfolio manager used this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold. Silvant has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are allocated in a manner Silvant believes is fair and equitable.

Compensation

Portfolio manager compensation generally consists of base salary, bonus, and various employee benefits and may also include long-term stock awards, retention bonuses, or incentive guarantees. These components are tailored in an effort to retain high quality investment professionals and to align compensation with performance.

A portfolio manager’s base salary is determined by the individual’s experience, responsibilities within the firm, performance in the role, and market rate for the position.

Each portfolio manager’s bonus may be structured differently but generally incorporates an evaluation of the Fund’s investment performance. Investment performance may be evaluated directly against a peer group and/or benchmark, or indirectly by measuring overall business unit financial performance over a period of time. Where applicable, investment performance is determined by comparing a fund’s pre-tax total return to the returns of the fund’s peer group and benchmark over multi-year periods, as applicable. Where portfolio managers are responsible for multiple funds or other managed accounts, each is weighted based on its size and relative strategic importance to Silvant. Other subjective factors that may be considered in the calculation of incentive bonuses include: adherence to compliance policies, risk management practices, sales/marketing, leadership, communications, corporate citizenship, and overall contribution to the firm. Bonuses are typically paid annually, and a portion of the bonus may be subject to a mandatory deferral which vests over three years subject to the terms of the Deferred Compensation Incentive Plan.

In addition, certain portfolio managers may also participate in RidgeWorth Capital Management’s long-term stock plan or may receive a retention bonus/incentive guarantee for a fixed period when RidgeWorth and/or Silvant deem it necessary to recruit or retain the employee.

All full-time employees of Silvant are provided a benefits package on substantially similar terms. The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors. Certain portfolio managers may also be eligible for additional retirement benefits under supplemental retirement plans upon reaching specified compensation levels of eligibility and approval by management.

Ownership of Securities

The portfolio managers did not own any shares of the Fund as of December 31, 2014.

T. ROWE PRICE ASSOCIATES, INC.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the Sub-Adviser to the Great-West T. Rowe Price Equity Income Fund and the Great-West T. Rowe Price Mid Cap Growth Fund pursuant to Sub-Advisory Agreements dated December 5, 2013. T. Rowe Price, registered as an investment adviser under the Advisers Act, is a Maryland corporation with its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202. Founded in 1937, T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

For the Great-West T. Rowe Price Equity Income Fund, GWCM is responsible for compensating T. Rowe Price, which receives monthly compensation for its services at the following annual rates:

Annual Fee Rate	Assets
0.50%	First $50 million
0.45%	Next $50 million
0.40%	Reset at $100 million
0.35%	Reset at $200 million
0.325%	Reset at $500 million
0.30%	Over $500 million
0.30%	Reset at $1 billion

For the Great-West T. Rowe Price Mid Cap Growth Fund, GWCM is responsible for compensating T. Rowe Price, which receives monthly compensation for its services at an annual rate of 0.50% on all assets.

Other Accounts Managed

The Great-West T. Rowe Price Equity Income Fund is managed by an Investment Advisory Committee chaired by Brian C. Rogers. Mr. Rogers has day-to-day responsibility for managing the Great-West T. Rowe Price Equity Income Fund and works with the Committee in developing and executing the investment program for the Great-West T. Rowe Price Equity Income Fund.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Brian C. Rogers	15	47,677	3	2,890	35	6,467	0	0	0	0	0	0

The Great-West T. Rowe Price Mid Cap Growth Fund is managed by an Investment Advisory Committee chaired by Brian W.H. Berghuis. Mr. Berghuis has day-to-day responsibility for managing the Great-West T. Rowe Price Mid Cap Growth Fund and works with the Committee in developing and executing the investment program for the Great-West T. Rowe Price Mid Cap Growth Fund.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Brian W.H. Berghuis	7	37,123	1	541	7	1,418	0	0	0	0	0

Material Conflicts of Interest Policy

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities

The portfolio managers did not own any shares of the Funds as of December 31, 2014.

GREAT-WEST PROFILE, GREAT-WEST LIFETIME, GREAT-WEST SECUREFOUNDATION® BALANCED AND GREAT-WEST SECUREFOUNDATION® LIFETIME FUNDS

The Profile Funds, Lifetime Funds, SecureFoundation® Balanced Fund, and SecureFoundation® Lifetime Funds are managed by an Asset Allocation Committee of GWCM comprised of Catherine Tocher, S. Mark Corbett, David McLeod, Jonathan Kreider, Thone Gdovin and Andrew Corwin.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Catherine Tocher	5	1,805	20	1,755	43	8,122	0	0	0	0	0	0
Thone Gdovin	5	1,805	20	1,755	43	8,122	0	0	0	0	0	0
S. Mark Corbett	1	45	17	752	0	0	0	0	0	0	0	0
David McLeod	1	45	17	752	0	0	0	0	0	0	0	0
Jonathan Kreider	1	45	17	752	0	0	0	0	0	0	0	0
Andrew Corwin	1	45	17	752	0	0	0	0	0	0	0	0

Material Conflicts of Interest Policy

GWCM is not aware of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Profile Funds’, Lifetime Funds’, SecureFoundation® Balanced Fund’s, and SecureFoundation® Lifetime Funds’ investments and the investments of the other accounts included above. Investment personnel affiliated with GWCM also manage the investments of a GWCM affiliate, Great-West Trust Company, LLC, a trust company domiciled and governed by the laws of the State of Colorado (“GWTC”). GWCM is an affiliate of GWTC through common ownership in which GWL&A is the sole owner of both GWCM and GWTC. GWTC serves as the trustee for various qualified employee benefit plans and/or retirement plans which plans may invest in the Funds of Great-West Funds which is advised by GWCM. Additionally, GWTC offers various collective investment trusts (“CITs”) solely to its clients for which such CITS are advised by GWCM. GWCM has adopted trading policies and procedures that address aggregation or blocking of client transactions, agency and principal transactions, brokerage and trade allocation which GWCM believes address potential conflicts associated with managing multiple accounts for multiple clients and/or other entities affiliated with GWCM.

Compensation

Portfolio manager compensation is provided pursuant to an administrative services agreement between GWCM and GWL&A. Compensation consists of a base salary and a performance bonus. As well, the portfolio managers may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by GWL&A that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the portfolio managers may participate in the defined benefit plan sponsored by GWL&A.

Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which a portfolio manager has worked effectively alone and within a team for services provided to the Fund as well as to other GWCM clients and to GWL&A. Investment results, tenure, level of responsibilities and client service and satisfaction are taken into consideration.

Ownership of Securities

The following portfolio managers own shares of the Funds as of December 31, 2014.

Portfolio Manager	Fund	Dollar Range
Mark Corbett	Great-West Aggressive Profile II Fund I	$500,001-$1,000,000
Jonathan Kreider	Great-West Aggressive Profile II Fund I	$50,001 - $100,000
Cathe Tocher	Great-West Aggressive Profile II Fund	$50,001 - $100,000
	Great-West Moderate Profile II Fund	$100,001 -$500,000

GREAT-WEST MONEY MARKET, GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES, GREAT-WEST SHORT DURATION BOND, AND GREAT-WEST BOND INDEX FUNDS

The Great-West Bond Index, Great-West Money Market, Great-West Short Duration Bond and Great-West U.S. Government Mortgage Securities Funds are managed by an internal investment management team headed by Catherine

Tocher. Ms. Tocher has managed the Great-West Bond Index Fund since 2004, the Great-West Money Market Fund since 2000, the Great-West Short Duration Bond Fund since 2003, and the Great-West U.S. Government Mortgage Securities Fund since 1993. Thone Gdovin, Portfolio Manager, has managed the Great-West Bond Index, Great-West Short Duration Bond and Great-West U.S. Government Mortgage Securities Funds since 2013. Bruce Masters, Portfolio Manager, has managed the Great-West Money Market Fund since 2015. Sam Moyn and Kiva Patten, each an Assistant Portfolio Manager, have managed the Great-West Bond Index, Great-West Short Duration Bond and Great-West U.S. Government Mortgage Securities Funds since 2013 and 2014, respectively. Laura Kline and Nate Simons, each an Assistant Portfolio Manager, have managed the Great-West Bond Index, Great-West Short Duration Bond and Great-West U.S. Government Mortgage Securities Funds since 2015.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Catherine Tocher	36	9,650	20	1,755	43	8,122	0	0	0	0	0	0
Thone Gdovin	36	9,650	20	1,755	43	8,122	0	0	0	0	0	0
Sam Moyn	0	0	3	1,003	43	8,122	0	0	0	0	0	0
Kiva Patten	0	0	3	1,003	43	8,122	0	0	0	0	0	0
Bruce Masters	0	0	3	1,003	43	8,122	0	0	0	0	0	0
Nate Simons	0	0	3	1,003	43	8,122	0	0	0	0	0	0
Laura Kline	0	0	3	1,003	43	8,122	0	0	0	0	0	0

Material Conflicts of Interest Policy

GWCM is not aware of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Funds and the investments of the other accounts included above. Investment personnel affiliated with GWCM also manage the investments of stable value funds and separate accounts of GWL&A and GWL&A of NY. GWCM is a subsidiary of GWL&A and an affiliate of GWL&A of NY, which is also a subsidiary of GWL&A. GWCM has adopted trading policies and procedures that address aggregation or blocking of client transactions, agency and principal transactions, brokerage and trade allocation which GWCM believes address potential conflicts associated with managing multiple accounts for multiple clients and/or other entities affiliated with GWCM.

Compensation

Portfolio manager compensation is provided pursuant to an administrative services agreement between GWCM and GWL&A. Compensation consists of a base salary and a performance bonus. As well, the portfolio managers may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by GWL&A that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the portfolio managers may participate in the defined benefit plan sponsored by GWL&A.

Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which a portfolio manager has worked effectively alone and within a team for services provided to the Fund as well as to other GWCM clients and to GWL&A. Investment results, tenure, level or responsibilities and client service and satisfaction are taken into consideration.

Ownership of Securities

The portfolio managers did not own any shares of the Funds as of December 31, 2014.

Sub-Advisory Fees

For the past three fiscal years ended December 31, 2012, 2013 and 2014, the Sub-Advisers were paid fees for their services to Great-West Funds as follows:

Fund	2014	2013	2012

Great-West American Century Growth	$1,621,067	$1,538,973	$1,449,856

Great-West Ariel Mid Cap Value	$528,816	$272,970	$196,223

Great-West Ariel Small Cap Value[1]	$0	$124,109	$120,969

Great-West Federated Bond	$538,776	$600,170	$484,856

Great-West Goldman Sachs Mid Cap Value	$1,996,236	$1,538,371	$669,370

Great-West International Index	$191,615	$148,648	$82,864

Great-West Invesco ADR[2]	$0	$67,550	$970,744

Great-West Invesco Small Cap Value	$361,424	$336,218	$317,273

Great-West Loomis Sayles Bond	$2,345,229	$1,636,810	$1,197,098

Great-West Loomis Sayles Small Cap Value	$873,407	$874,548	$752,105

Great-West MFS International Growth	$1,079,631	$964,907	$815,740

Great-West MFS International Value	$2,609,659	$2,319,036	$1,152,314

Great-West Multi-Manager Large Cap Growth[3]	$1,086,830	$1,331,035	$1,351,607

Great-West Putnam Equity Income	$2,002,233	$1,711,329	$1,315,029

Great-West Putnam High Yield Bond	$1,029,240	$806,622	$516,373

Great-West Real Estate Index[4]	$204,854	$132,406	$6,002

Great-West S&P 500® Index	$404,323	$311,877	$232,498

Great-West S&P Mid Cap 400® Index	$174,958	$123,118	$63,021

Great-West S&P Small Cap 600® Index	$140,987	$108,705	$79,318

Great-West Small Cap Growth	$359,281	$391,428	$427,486

Great-West Stock Index	$60,911	$60,654	$58,239

Great-West T. Rowe Price Equity Income	$2,862,097	$2,596,727	$2,266,343

Great-West T. Rowe Price Mid Cap Growth	$4,175,935	$3,798,359	$3,204,906

Great-West Templeton Global Bond	$1,033,115	$890,348	$719,454

1 Fund merged into Great-West Ariel Mid Cap Value Fund on December 20, 2013

2 Fund merged into Great-West MFS International Value Fund on April 30, 2013

3 The Sub-Adviser and sub-advisory fees for this Fund changed effective September 1, 2013

4 Fund commenced operations on November 27, 2012

DISTRIBUTION AND OTHER SERVICES

Multiple Class Structure

The Board of Directors has adopted multiple class plans, as amended from time to time (the “Multiple Class Plans”), pursuant to Rule 18f-3 under the 1940 Act. Funds that offer only two classes of shares do not have sales charges or distribution fees. Certain Funds offer three or more classes of shares. The Institutional Class, Initial Class, Class T, and Class G shares offered with certain Funds do not have sales charges or distribution fees. The Class L, Class T1, and Class G1 shares offered with certain Funds do not have sales charges but have a distribution fee (or 12b-1 fee).

Principal Underwriter and Distributor

GWFS serves as principal underwriter and distributor of Great-West Funds’ shares. GWFS is an affiliate of GWCM and is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. GWFS is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111. The principal underwriting agreement calls for GWFS to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of Great-West Funds, which are continuously offered at net asset value. Prior to March 31, 2006, Greenwood Investments, LLC served as principal underwriter for Great-West Funds. The principal underwriter did not retain any underwriting commissions during the last three fiscal years ended December 31, 2012, 2013 and 2014.

Compensation received by the principal underwriter during Great-West Funds’ last fiscal year ended December 31, 2014:

Principal Underwriter	Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

GWFS Equities, Inc.	$0	$0	$0	$0

Class T1 Distribution Plan

The Lifetime Funds have adopted a distribution or “Rule 12b-1” plan (for purposes of this section, “Distribution Plan” or “Rule 12b-1 Plan”) for its Class T1 shares. The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The plan allows the Class T1 shares of the Lifetime Funds to compensate the Distributor for distribution of Class T1 shares and for providing or arranging for the provision of services to Class T1 shareholders. Such fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class T1 shares of the Lifetime Funds and/or for providing or arranging for the provision of services to the Lifetime Funds’ Class T1 shareholders.

The Distribution Plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class T1 shares of the Lifetime Fund). Because these fees are paid out of Class T1’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the terms of the Distribution Plan, it continues from year to year with respect to each Lifetime Fund, provided its continuance is approved annually by votes cast in person at a meeting of the majority of both (a) the Board with respect to the Lifetime Funds and (b) those directors of Great-West Funds who are not “interested persons” of Great-West Funds (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it (“Independent Plan Directors”). The Distribution Plan may not be amended with respect to any Lifetime Fund to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Class T1 shares of the relevant Lifetime Fund which has voting rights with respect to the Distribution Plan. No material amendment to the Distribution Plan shall be made unless approved as described above with respect to the annual continuance of the Plan. The Distribution Plan may be terminated at any time with respect to any Lifetime Fund by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Class T1 shares of the relevant Lifetime Fund. As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for such expenditures.

The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Directors have determined that the Distribution Plan is reasonably likely to benefit each Lifetime Fund and the Class T1 shareholders of each Lifetime Fund.

The Distribution Plan provides that to the extent that any investment management and administration fees paid by a Lifetime Fund might be considered as indirectly financing any activity which is primarily intended to result in the sale of the Lifetime Fund’s shares, the payment by the Lifetime Fund of such fees is authorized under the Distribution Plan.

The Distributor has entered into, and will enter into, from time to time, agreements with selected broker/dealers and other financial intermediaries, including insurance companies, (collectively, “financial intermediaries”) pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Class T1 shares and/or providing services to shareholders of the Lifetime Funds’ Class T1 shares.

For the fiscal year ended December 31, 2014, the following 12b-1 payments were made to the Distributor for distribution of Class T1 shares and for providing or arranging for the provision of services to Class T1 shareholders:

Fund	Payments*	Amounts Waived

Great-West Lifetime 2015 I	$177,019	$0

Great-West Lifetime 2015 II	$783,695	$0

Great-West Lifetime 2015 III	$20,707	$0

Great-West Lifetime 2025 I	$253,737	$0

Great-West Lifetime 2025 II	$1,270,579	$0

Great-West Lifetime 2025 III	$35,467	$0

Great-West Lifetime 2035 I	$206,444	$0

Great-West Lifetime 2035 II	$999,567	$0

Great-West Lifetime 2035 III	$30,589	$0

Great-West Lifetime 2045 I	$104,089	$0

Great-West Lifetime 2045 II	$505,430	$0

Great-West Lifetime 2045 III	$15,662	$0

Great-West Lifetime 2055 I	$30,399	$0

Great-West Lifetime 2055 II	$134,889	$0

Great-West Lifetime 2055 III	$3,992	$0

* Amount of payments shown does not reflect 12b-1 payments waived by the Distributor with respect to initial seed capital invested by GWCM.

The Class T1 shares were first offered with the Lifetime Funds as of May 1, 2009.

Class G1 Distribution Plan

The SecureFoundation® Balanced Fund and SecureFoundation® Lifetime Funds (for purposes of this section, the “SecureFoundation® Fund(s)”) have adopted a distribution or “Rule 12b-1” plan (for purposes of this section, “Distribution Plan” or “Rule 12b-1 Plan”) for their Class G1 shares. The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The plan allows the Class G1 shares of the SecureFoundation® Funds to compensate the Distributor for distribution of Class G1 shares and for providing or arranging for the provision of services to Class G1 shareholders. Such fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class G1 shares of the SecureFoundation® Funds and/or for providing or arranging for the provision of services to the SecureFoundation® Funds’ Class G1 shareholders.

The Distribution Plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class G1 shares of the SecureFoundation® Fund). Because these fees are paid out of Class G1’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the terms of the Distribution Plan, it continues from year to year with respect to each SecureFoundation® Fund, provided its continuance is approved annually by votes cast in person at a meeting of the majority of both (a) the Board with respect to the SecureFoundation® Funds and (b) the Independent Plan Directors. The Distribution Plan may not be amended with respect to any SecureFoundation® Fund to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Class G1 shares of the relevant SecureFoundation® Fund which has voting rights with respect to the Distribution Plan. No material amendment to the Distribution Plan shall be made unless approved as described above with respect to the annual continuance of the Plan. The Distribution Plan may be terminated at any time with respect to any SecureFoundation® Fund by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Class G1 shares of the relevant SecureFoundation® Fund. As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for such expenditures.

The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Directors have determined that the Distribution Plan is reasonably likely to benefit each SecureFoundation® Funds and the Class G1 shareholders of each SecureFoundation® Fund.

The Distribution Plan provides that to the extent that any investment management and administration fees paid by a SecureFoundation® Fund might be considered as indirectly financing any activity which is primarily intended to result in the sale of the SecureFoundation® Fund’s shares, the payment by the SecureFoundation® Fund of such fees is authorized under the Distribution Plan.

The Distributor has entered into, and will enter into, from time to time, agreements with selected financial intermediaries pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Class G1 shares and/or providing services to shareholders of the SecureFoundation® Funds’ Class G1 shares.

For the fiscal year ended December 31, 2014, the following 12b-1 payments were made to the Distributor for distribution of Class G1 shares and for providing or arranging for the provision of services to Class G1 shareholders:

Fund	Payments*	Amounts Waived

Great-West SecureFoundation® Balanced	$53,789	$0

Great-West SecureFoundation® Lifetime 2015	$46,787	$0

Great-West SecureFoundation® Lifetime 2020	$8,326	$0

Great-West SecureFoundation® Lifetime 2025	$44,418	$0

Great-West SecureFoundation® Lifetime 2030	$6,945	$0

Great-West SecureFoundation® Lifetime 2035	$30,357	$0

Great-West SecureFoundation® Lifetime 2040	$5,302	$0

Great-West SecureFoundation® Lifetime 2045	$14,353	$0

Great-West SecureFoundation® Lifetime 2050	$1,511	$18

Great-West SecureFoundation® Lifetime 2055	$1,945	$25

* Amount of payments shown does not reflect 12b-1 payments waived by the Distributor with respect to initial seed capital invested by GWCM.

The Class G1 shares were first offered with the SecureFoundation® Funds as of November 13, 2009.

Class L Distribution and Service Plan

Certain Funds have adopted a distribution and service or “Rule 12b-1” plan (for purposes of this section, “Distribution Plan” or “Rule 12b-1 Plan”) for their Class L shares (“Class L Funds”). The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The plan allows the Class L shares of the Class L Funds to compensate the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sale of Class L shares of the Class L Funds and/or for providing or arranging for the provision of services to the Class L Funds’ Class L shareholders.

The Distribution Plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Class L Funds). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the terms of the Distribution Plan, it continues from year to year with respect to each Class L Fund, provided its continuance is approved annually by votes cast in person at a meeting of the majority of both (a) the Board with respect to the Class L Funds and (b) those directors of Great-West Funds who are not “interested persons” of Great-West Funds (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it (“Independent Plan Directors”). The Distribution Plan may not be amended with respect to any Class L Fund to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Class L shares of the relevant Class L Fund which has voting rights with respect to the Distribution Plan. No material amendment to the Distribution Plan shall be made unless approved as described above with respect to the annual continuance of the Plan. The Distribution Plan may be terminated at any time with respect to any Class L Fund by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Class L shares of the relevant Class L Fund. As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for such expenditures.

The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Directors have determined that the Distribution Plan is reasonably likely to benefit each Class L Fund and the Class L shareholders of each Class L Fund.

The Distribution Plan provides that to the extent that any investment management and administration fees paid by a Class L Fund might be considered as indirectly financing any activity which is primarily intended to result in the sale of the Class L Fund’s shares, the payment by the Class L Fund of such fees is authorized under the Distribution Plan.

The Distributor has entered into, and will enter into, from time to time, agreements with financial intermediaries pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Class L shares and/or providing services to shareholders of the Class L Funds’ Class L shares.

For the fiscal year ended December 31, 2014, the following 12b-1 payments were made to the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders:

Fund	Payments*	Amounts Waived

Great-West Aggressive Profile II	$56,840	$0

Great-West Ariel Mid Cap Value Fund	$3,133	$44

Great-West Bond Index	$36,762	$0

Great-West Conservative Profile II	$172,111	$0

Great-West Lifetime 2015 II	$83,417	$0

Great-West Lifetime 2025 II	$99,091	$0

Great-West Lifetime 2035 II	$78,129	$0

Great-West Lifetime 2045 II	$30,441	$0

Great-West Lifetime 2055 II	$6,837	$6

Great-West MFS International Value	$3,543	$37

Great-West Moderate Profile II	$178,332	$0

Great-West Moderately Aggressive Profile II	$42,084	$0

Great-West Moderately Conservative Profile II	$34,090	$0

Great-West S&P 500® Index	$53,416	$0

Great-West S&P Small Cap 600® Index	$15,873	$0

Great-West SecureFoundation Balanced	$40,235	$0

Great-West SecureFoundation Lifetime 2015	$10,560	$0

Great-West SecureFoundation Lifetime 2020	$1,158	$40

Great-West SecureFoundation Lifetime 2025	$1,073	$40

Great-West SecureFoundation Lifetime 2030	$265	$40

Great-West SecureFoundation Lifetime 2035	$48	$42

Great-West SecureFoundation Lifetime 2040	$53	$44

Great-West SecureFoundation Lifetime 2045	$145	$44

Great-West SecureFoundation Lifetime 2050	$44	$44

Great-West SecureFoundation Lifetime 2055	$17	$17

Great-West Short Duration Bond	$32	$32

Great-West T. Rowe Price Equity Income	$5,781	$47

Great-West T. Rowe Price Mid Cap Growth	$17,960	$51

* Amount of payments shown does not reflect 12b-1 payments waived by the Distributor with respect to initial seed capital invested by GWCM.

The Class L shares were first offered with the Class L Funds as of January 31, 2011.

GWL&A Administrative Services Agreement

Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM’s parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, “Account Holders”) who invest their assets in the Funds through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Funds. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class, Class T, Class T1, Class G, Class G1 and Class L shares of the Funds a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Mercer Administrative Services Agreement

Effective May 1, 2008, GWCM entered into a Services Agreement with Mercer HR Services, LLC (“Mercer”), pursuant to which Mercer provides recordkeeping and administrative services to certain owners of variable contracts or participants of qualified retirement plans who invest their assets in Funds of Great-West Funds for which Mercer serves as record keeper. For the services rendered by it pursuant to the Administrative Services Agreement, Mercer receives from GWCM a fee equal to 0.35% of the average daily net asset value of the shares of each of the Funds for which Mercer provides services.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Funds. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. GFG does not make an independent assessment of the cost of the services provided. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, are not considered a factor in the selection of broker-dealers to execute Great-West Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the direction of the Board of Directors, GWCM, or a Sub-Adviser for those Funds which are managed on a day-to-day basis by a Sub-Adviser, is primarily responsible for placement of Great-West Funds’ portfolio transactions, including the selection of brokers and dealers through or with which transactions are executed. Neither GWCM nor any Sub-Adviser has an obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of GWCM or the Sub-Adviser, as applicable, to seek best execution , taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While GWCM and the Sub-Advisers generally will seek reasonably competitive commissions, the policy of GWCM or the Sub-Adviser, as applicable, in seeking best execution means the Funds will not necessarily pay the lowest spread or commission available.

Transactions on U.S. futures and stock exchanges are effected through brokers acting on an agency basis and involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated commission transactions in the U.S. Transactions in over-the-counter equities and most fixed income instruments, including U.S. government securities, generally are effected with dealers acting as principal on a “net” basis not involving the payment of brokerage commissions. Prices for such over-the-counter transactions with dealers acting as principal usually include an undisclosed “mark-up” or “mark down” (sometimes called a “spread”) that is retained by the dealer effecting the trade. Recently, several dealers have begun trading over-the-counter securities on a disclosed fee basis, resulting in payment by the applicable Fund of a separately identifiable and disclosed fee similar to the commissions paid brokers acting on an agency basis. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission (sometimes called an “underwriting discount” or “selling concession”) which is paid by the issuer to the underwriter or dealer.

In selecting brokers and dealers through which to effect portfolio transactions for Great-West Funds, GWCM and the Sub-Advisers may give consideration for investment research information or services provided to them by brokers and dealers, and cause a Fund to pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may have charged for the same transaction. Such investment research information or services ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector, compilations of company or security data, attendance at conferences or seminars on investment topics, and may also include subscriptions to financial periodicals, and computerized news, financial information, quotation and communication systems, including related computer hardware and software, used in making or implementing investment decisions. Some investment research information or services may be used by GWCM or a Sub-Adviser both for investment research purposes and for non-research purposes, such as for presentations to prospective investors or reports to existing clients regarding their portfolios. Where GWCM or a Sub-Adviser, as applicable, uses such information or services for both research and non-research purposes, it makes a good faith allocation of the cost of such information or service between the research and non-research uses. The portion of the cost of the information or service allocable to the non-research use is paid by GWCM or the Sub-Adviser, as the case may be, while the portion of the cost allocable to research use may be paid by the direction of commissions paid on Fund portfolio transactions to the broker or dealer providing the information or service.

GWCM and the Sub-Advisers may use any investment research information or services obtained through the direction of commissions on portfolio transactions of a Fund in providing investment advice to any or all of their other investment advisory accounts, and may use such information in managing their own accounts. The use of particular investment research information or services is not limited to, and may not be used at all in making investment decisions for, the Fund the transactions of which are directed to the broker or dealer providing the investment research information or services.

If in the best interests of both one or more Funds and other GWCM client accounts, GWCM may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain more favorable execution. When this occurs, GWCM will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, GWCM may consider, among other things, the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Funds and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Funds, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold. A Sub-Adviser may also aggregate its purchases or sales of securities for a Fund and other client accounts in accordance with applicable law and the Sub-Adviser’s policies and procedures.

No brokerage commissions have been paid by the Great-West Money Market, Great-West Bond Index, Great-West U.S. Government Mortgage Securities, Great-West Short Duration Bond, Great-West Templeton Global Bond, Profile, Lifetime, SecureFoundation® Balanced or SecureFoundation® Lifetime Funds for the years ended December 31, 2012 through December 31, 2014. For the years 2012, 2013 and 2014 the Funds paid commissions as follows:

Fund	2014	2013	2012

Great-West American Century Growth	$276,286	$236,706	$226,836

Great-West Ariel Mid Cap Value	$68,145	$91,876	$34,758

Great-West Ariel Small Cap Value[1]	-	$43,398	$29,267

Great-West Federated Bond	$974	-	-

Great-West Goldman Sachs Mid Cap Value	$100,956	$92,917	$36,333

Great-West International Index	$82,765	$60,705	$60,961

Great-West Invesco ADR Fund[2]	-	$24,354	$329,429

Great-West Invesco Small Cap Value	$417,846	$507,648	$509,462

Great-West Loomis Sayles Bond	$6,056	$1,808	$2

Great-West Loomis Sayles Small Cap Value	$205,476	$179,750	$137,555

Great-West MFS International Growth	$131,576	$122,648	$127,802

Great-West MFS International Value	$270,983	$254,522	$250,532

Great-West Multi-Manager Large Cap Growth	$42,662	$315,056	$83,464

Great-West Putnam Equity Income	$274,753	$343,584	$416,449

Great-West Putnam High Yield Bond	$24,881	$18,022	$5,738

Great-West Real Estate Index[3]	$7,906	$26,242	$5,693

Great-West S&P 500® Index	$2,779	$322	$7,984

Great-West S&P Mid Cap 400® Index	$10,842	$13,418	$19,603

Great-West S&P Small Cap 600® Index	$29,570	$12,913	$20,031

Great-West Small Cap Growth	$121,498	$220,552	$135,729

Great-West Stock Index	$5,620	$5,516	$3,429

Great-West T. Rowe Price Equity Income	$102,227	$137,558	$149,291

Great-West T. Rowe Price Mid Cap Growth	$229,864	$312,750	$316,703

1 Fund merged into Great-West Ariel Mid Cap Value Fund on December 20, 2013

2 Fund merged into Great-West MFS International Value Fund on April 30, 2013

3 Fund commenced operations on November 27, 2012

During the fiscal year ended December 31, 2014, certain of the Funds held securities issued by one or more of their regular brokers or dealers or a parent company of their regular brokers or dealers. The following table shows the aggregate value of the securities of the regular brokers or dealers (or a parent company) held by a Fund as of the fiscal year ended December 31, 2014.

Name of Regular Broker or Dealer	Aggregate Value of Securities Held (000’s omitted)

Great-West American Century Growth
Wells Fargo Investments LLC	$8,124

Great-West Bond Index
Wells Fargo Investments LLC	$8,999
JP Morgan Securities LLC	$6,564
Goldman Sachs & Co.	$5,143
Morgan Stanley & Co., Inc.	$4,513
Citigroup Global Markets, Inc.	$3,575
UBS Securities LLC	$1,112
Deutsche Bank Securities, Inc.	$739
Barclays Capital, Inc.	$533

Great-West Federated Bond

Citigroup Global Markets, Inc.	$5,999

Morgan Stanley & Co., Inc.	$5,034

JP Morgan Securities LLC	$3,779

Goldman Sachs & Co.	$3,274

UBS Securities LLC	$2,474

Wells Fargo Investments LLC	$698

Great-West International Index

UBS Securities LLC	$2,996

Barclays Capital, Inc.	$2,945

Deutsche Bank Securities, Inc.	$1,969

Credit Suisse Securities (USA) LLC	$1,828

Great-West Loomis Sayles Bond

Morgan Stanley & Co., Inc.	$21,335

Citigroup Global Markets, Inc.	$9,712

Goldman Sachs & Co.	$9,230

Barclays Capital, Inc.	$2,858

JP Morgan Securities LLC	$1,033

Great-West MFS International Growth

UBS Securities LLC	$6,543

Barclays Capital, Inc.	$3,556

Great-West Putnam Equity Income

Citigroup Global Markets, Inc.	$11,604

Wells Fargo Investments LLC	$10,871

JP Morgan Securities LLC	$8,042

Great-West Putnam High Yield Bond

Citigroup Global Markets, Inc.	$230

Great-West S&P® 500 Index

Wells Fargo Investments LLC	$30,956

JP Morgan Securities LLC	$27,979

Citigroup Global Markets, Inc.	$19,592

Goldman Sachs & Co.	$9,361

Morgan Stanley & Co., Inc.	$7,103

Great-West Short Duration Bond

Wells Fargo Investments LLC	$4,626

JP Morgan Securities LLC	$4,320

Morgan Stanley & Co., Inc.	$1,546

Credit Suisse Securities (USA) LLC	$997

Citigroup Global Markets, Inc.	$995

Great-West Stock Index

Wells Fargo Investments LLC	$3,912

JP Morgan Securities LLC	$3,536

Citigroup Global Markets, Inc.	$2,477

Goldman Sachs & Co.	$1,184

Morgan Stanley & Co., Inc.	$895

Great-West T. Rowe Price Equity Income

JP Morgan Securities LLC	$24,569

Wells Fargo Investments LLC	$20,267

Portfolio Turnover

The turnover rate for each Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average value of portfolio securities owned by the Fund during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.

There are no fixed limitations regarding the portfolio turnover of the Funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of each Fund may be disposed of when appropriate in GWCM’s judgment.

With respect to any Fund, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Fund and, thus, indirectly by its shareholders.

There was a significant variation in turnover rate in 2014 as compared to 2013 for the Great-West Multi-Manager Large Cap Growth Fund and Great-West Real Estate Index Fund. The variation for the Great-West Multi-Manager Large Cap Growth Fund, which had a lower turnover rate in 2014 than 2013, was due to the realignment of portfolio holdings following a change in Sub-Advisers in September 2013. The variation for the Great-West Real Estate Index Fund, which had a lower turnover rate in 2014 than 2013, was due to large net inflows in 2013.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of August 10, 2015, the outstanding shares of Great-West Funds were held of record by GWL&A, Great-West Life & Annuity Insurance Company of New York, and New England Life Insurance Company (collectively, the “Insurance Companies”), by certain retirement plans, by IRA custodians and trustees, and by Funds of Great-West Funds organized as funds-of-funds. The Insurance Companies hold shares principally in their separate accounts: Maxim Series Account, Pinnacle Series Account, Retirement Plan Series Account, FutureFunds Series Account, FutureFunds II Series Account, Qualified Series Account, COLI VUL-1 Series Account, COLI VUL-2 Series Account, COLI VUL-4 Series Account, COLI VUL-7 Series Account, COLI VUL-10 Series Account, DB-1 Series Account, Variable Annuity-2 Series Account and Trillium Variable Annuity Series Account of GWL&A; TNE Series (k) Account of New England Life Insurance Company; and FutureFunds II Series Account, DB-1 Series Account and Variable Annuity-3 Series Account of Great-West Life & Annuity Insurance Company of New York. GWL&A, which provided the initial capitalization for certain Funds, also holds shares directly. Investments by GWCM consist of initial capitalization.

For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a Fund is presumed to “control” the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. A control person could control the outcome of proposals presented to shareholders for approval.

To the best knowledge of Great-West Funds, as of August 10, 2015, the names and addresses of the record holders of 5% or more of the outstanding shares of each Fund’s equity securities and the percentage of the outstanding shares held by such holders are set forth in the following tables. Other than as indicated below, Great-West Funds is not aware of any shareholder who beneficially owns more than 25% of a Fund’s total outstanding shares.

The list is presented in alphabetical order by Fund. As a group, the officers and Directors of Great-West Funds owned less than 1% of the outstanding shares of each of the Funds.

Fund:	Record Owner:	Address:	Percentage:
Great-West Aggressive Profile I Fund Initial Class:	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	91.65%
Great-West Aggressive Profile II Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	56.53%
Great-West Aggressive Profile II Fund Institutional Class:	Great-West Life & Annuity Insurance Company Staff and Agents Savings Plan	8525 E. Orchard Rd., Greenwood Village, CO 80111	88.93%
	Credit Union of Colorado 401(k) Retirement Plan	1390 Logan Street, Denver, CO 80203	10.03%
Great-West Aggressive Profile II Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	98.39%
Great-West American Century Growth Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	81.44%
Great-West American Century Growth Fund Institutional Class:	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	12.96%
	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.81%
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.38%
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	11.43%
	Great-West Lifetime 2045 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	7.22%
	Great-West Moderately Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.21%
Great-West Ariel Mid Cap Value Fund Initial Class:	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	68.00%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	17.05%
Great-West Ariel Mid Cap Value Fund Institutional Class:	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	23.38%
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	20.85%
	Great-West Lifetime 2045 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	13.10%
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	8.49%
Great-West Ariel Mid Cap Value Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	96.20%
Great-West Bond Index Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	64.99%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	5.33%
Great-West Bond Index Fund Institutional Class:	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	21.05%
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	13.79%
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	9.16%
	Great-West SecureFoundation® Balanced Fund Class G	8515 E. Orchard Road, Greenwood Village, CO 80111	5.40%
Great-West Bond Index Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	95.98%
Great-West Conservative Profile I Fund Initial Class:	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	87.28%
Great-West Conservative Profile II Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	49.76%
Great-West Conservative Profile II Fund Institutional Class:	Great-West Life & Annuity Insurance Company Staff and Agents Savings Plan	8525 E. Orchard Rd., Greenwood Village, CO 80111	91.92%
	Credit Union of Colorado 401(k) Retirement Plan	1390 Logan Street, Denver, CO 80203	7.78%
Great-West Conservative Profile II Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	98.83%
Great-West Federated Bond Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	56.86%
	GWLA COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	31.97%
Great-West Federated Bond Fund Institutional Class:	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	19.80%
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	12.97%

	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.28%
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	8.60%
	Great-West Conservative Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.45%
Great-West Goldman Sachs Mid Cap Value Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	91.69%
Great-West Goldman Sachs Mid Cap Value Fund Institutional Class:	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	20.12%
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	19.51%
	Great-West Moderately Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.21%
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	6.92%
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	6.13%
Great-West International Index Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	57.52%
Great-West International Index Fund Institutional Class:	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	19.29%
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	14.65%
	Great-West Lifetime 2045 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	12.37%
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	5.10%
Great-West Invesco Small Cap Value Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	85.73%
Great-West Invesco Small Cap Value Fund Institutional Class:	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	28.60%
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	27.50%
	Great-West Moderately Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.67%
	Great-West Moderately Aggressive Profile I Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.13%
Great-West Lifetime 2015 Fund I Institutional Class:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%
Great-West Lifetime 2015 Fund I Class T:	FIRST STATE BANK OF FERTILE	114 Mill Street North, PO BOX 98, FERTILE, MN 56540	16.81%
	Shorewood Packaging Corporation	400 Atlantic 14th Floor, Stamford, CT, 6921	14.67%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	14.43%
	Emerald Performance Materials, LLC Retirement Savings Plan - QJSA	2020 Front St., Suite 100, Cuyahoga Falls, OH 44221	6.89%
	Emerald Performance Materials, LLC	2020 Front St., Suite 100, Cuyahoga Falls, OH 44221	6.82%
	MOORE CHRYSLER-JEEP EMPLOYEES SAVINGS PLAN	8600 WEST BELL ROAD, PEORIA, AZ 85382	5.76%
Great-West Lifetime 2015 Fund I Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	35.14%
	West Texas Gas, Inc. and Affiliated Companies	211 N Colorado, Midland, TX 79701	8.44%
Great-West Lifetime 2015 Fund II Institutional Class:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%
Great-West Lifetime 2015 Fund II Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	96.74%
Great-West Lifetime 2015 Fund II Class T:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	39.25%
	The Christian and Missionary Alliance	8595 Explorer Drive, Colorado Springs, CO 80920	11.20%
	Anne Arundel Medical Center Employee Salary Reduction Plan	2001 Medical Parkway, Wayson Pavilion, Ste 350, Annapolis, MD 21401-2777	6.41%
	Santa Cruz Seaside Company Profit Sharing and 401k Plan	400 Beach Street, Santa Cruz, CA 95060-5416	5.96%
Great-West Lifetime 2015 Fund II Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	37.61%

Great-West Lifetime 2015 Fund III Institutional Class:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%
Great-West Lifetime 2015 Fund III Class T:	Focus on the Family	8605 Explorer Drive, Colorado Springs, CO, 80920	94.99%
Great-West Lifetime 2015 Fund III Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	13.47%
	Ashburn & Mason, P.C.	1227 West 9th Avenue Suite 200, Anchorage, AK 99501	13.31%
	Jermain, Dunnagan & Owens, P.C.	3000 A St, Ste 300, Anchorage, AK 99503	8.21%
Great-West Lifetime 2025 Fund I Institutional Class:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%
Great-West Lifetime 2025 Fund I Class T:	Shorewood Packaging Corporation	400 Atlantic 14th Floor, Stamford, CT, 6921	23.91%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	12.34%
	Emerald Performance Materials, LLC	2020 Front St., Suite 100, Cuyahoga Falls, OH 44221	9.82%
	Emerald Performance Materials, LLC Retirement Savings Plan - QJSA	2020 Front St., Suite 100, Cuyahoga Falls, OH 44221	5.81%
Great-West Lifetime 2025 Fund I Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	36.81%
Great-West Lifetime 2025 Fund II Institutional Class:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%
Great-West Lifetime 2025 Fund II Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	93.05%
Great-West Lifetime 2025 Fund II Class T:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	36.10%
	The Christian and Missionary Alliance	8595 Explorer Drive, Colorado Springs, CO 80920	9.97%
	Cooper Hatchery, Inc.	22348 Road 140 , Oakwood, OH, 45873	7.91%
	Anne Arundel Medical Center Employee Salary Reduction Plan	2001 Medical Parkway, Wayson Pavilion, Ste 350, Annapolis, MD 21401-2777	7.19%
Great-West Lifetime 2025 Fund II Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	39.02%
Great-West Lifetime 2025 Fund III Institutional Class:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%
Great-West Lifetime 2025 Fund III Class T:	Focus on the Family	8605 Explorer Drive, Colorado Springs, CO, 80920	95.63%
Great-West Lifetime 2025 Fund III Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	17.67%
	Alabama Orthopaedic Clinic PC	3610 Springhill Memorial Dr North, Mobile, AL 36608	5.84%
Great-West Lifetime 2035 Fund I Institutional Class:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%
Great-West Lifetime 2035 Fund I Class T:	Shorewood Packaging Corporation	400 Atlantic 14th Floor, Stamford, CT, 6921	19.60%
	Emerald Performance Materials, LLC	2020 Front St., Suite 100, Cuyahoga Falls, OH 44221	17.60%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	8.77%
	Manhattan Beer Distributors Union Employees 401(k) Plan	955 East 149th Street, Bronx, NY 10455	7.90%
Great-West Lifetime 2035 Fund I Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	35.71%
Great-West Lifetime 2035 Fund II Institutional Class:	Alpha Benefits 401(k) Profit Sharing Plan and Trust	4200 Rockside Rd Ste 300, Independence, OH 44131-2530	88.80%
	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	11.20%
Great-West Lifetime 2035 Fund II Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	94.97%
Great-West Lifetime 2035 Fund II Class T:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	36.76%
	Cooper Hatchery, Inc.	22348 Road 140 , Oakwood, OH, 45873	8.91%
	Anne Arundel Medical Center Employee Salary Reduction Plan	2001 Medical Parkway, Wayson Pavilion, Ste 350, Annapolis, MD 21401-2777	6.46%
Great-West Lifetime 2035 Fund II Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	38.40%
Great-West Lifetime 2035 Fund III Institutional Class:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%

Great-West Lifetime 2035 Fund III Class T:	Focus on the Family	8605 Explorer Drive, Colorado Springs, CO, 80920	86.62%
	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	6.99%
	Gen2 Group 401(k) Plan	1510 Woodstock Road, Roswell, GA 30075	6.05%
Great-West Lifetime 2035 Fund III Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	21.24%
Great-West Lifetime 2045 Fund I Institutional Class:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%
Great-West Lifetime 2045 Fund I Class T:	BEMIDJI DENTAL CLINIC 401(K) PLAN	2600 BEMIDJI AV , BEMIDJI, MN, 56601	20.49%
	Emerald Performance Materials, LLC	2020 Front St., Suite 100, Cuyahoga Falls, OH 44221	14.99%
	Shorewood Packaging Corporation	400 Atlantic 14th Floor, Stamford, CT, 6921	13.94%
	Manhattan Beer Distributors Union Employees 401(k) Plan	955 East 149th Street, Bronx, NY 10455	5.34%
Great-West Lifetime 2045 Fund I Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	36.52%
Great-West Lifetime 2045 Fund II Institutional Class:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	70.10%
	Alpha Benefits 401(k) Profit Sharing Plan and Trust	4200 Rockside Rd Ste 300, Independence, OH 44131-2530	29.90%
Great-West Lifetime 2045 Fund II Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	91.64%
Great-West Lifetime 2045 Fund II Class T:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	30.70%
	Cooper Hatchery, Inc.	22348 Road 140 , Oakwood, OH, 45873	8.19%
	City of Hastings, Nebraska	220 North Hastings Avenue, Hastings, NE 68901	5.91%
Great-West Lifetime 2045 Fund II Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	38.21%
Great-West Lifetime 2045 Fund III Institutional Class:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%
Great-West Lifetime 2045 Fund III Class T:	Focus on the Family	8605 Explorer Drive, Colorado Springs, CO, 80920	85.39%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	5.68%
	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	5.61%
Great-West Lifetime 2045 Fund III Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	17.04%
	Alabama Orthopaedic Clinic PC	3610 Springhill Memorial Dr North, Mobile, AL 36608	5.86%
Great-West Lifetime 2055 Fund I Institutional Class:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%
Great-West Lifetime 2055 Fund I Class T:	FRANDSEN CORPORATION	4388 West Round Lake Road, Arden Hills, MN 55112	15.83%
	MILLER INSULATION CO., INC. 401(K) PLAN	3520 E CENTURY AVE, BISMARCK, ND 58503	9.07%
	City of Santa Barbara 457 Deferred Compensation Plan and Trust	P.O. Box 1990, 735 Anacapa Street, Santa Barbara, CA 93102-1990	8.17%
	MURPHY WAREHOUSE COMPANY PROFIT SHARING AND SAVINGS PLAN FOR UTILITY EMPLOYEES	701 24TH AVENUE SE, MINNEAPOLIS, MN 55414	8.12%
	Manhattan Beer Distributors Union Employees 401(k) Plan	955 East 149th Street, Bronx, NY 10455	7.14%
	CARDINAL COMPONENTS, INC. 401(K) PLAN	N59 W 13500 Manhardt Drive, Menomonee Falls, WI 53051	6.65%
	Oahu Publications, Inc. 401(k) Profit Sharing Plan	500 ALA MOANA BLVD BLDG 7 STE 500, 7 WATERFRONT PLAZA, HONOLULU, HI 96813	5.51%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	5.34%
Great-West Lifetime 2055 Fund I Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	38.27%
	BCBGMAXAZRIAGROUP, Inc.	2761 Fruitland Avenue, Vernon, CA 90058	9.22%
Great-West Lifetime 2055 Fund II Institutional Class:	Alpha Benefits 401(k) Profit Sharing Plan and Trust	4200 Rockside Rd Ste 300, Independence, OH 44131-2530	79.57%

	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	20.43%
Great-West Lifetime 2055 Fund II Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	82.14%
	Biomedical Research Foundation of Northwest Louisiana	1505 Kings Hwy, Shreveport, LA 71103	10.49%
	Great-West Lifetime Advantage ROTH IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	6.88%
Great-West Lifetime 2055 Fund II Class T:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	30.25%
	Trans States Holdings, Inc.	11495 Navaid Rd, Suite 340, Bridgeton, MO 63044	8.37%
	Cooper Hatchery, Inc.	22348 Road 140 , Oakwood, OH, 45873	7.78%
	City of Hastings, Nebraska	220 North Hastings Avenue, Hastings, NE 68901	6.79%
Great-West Lifetime 2055 Fund II Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	39.10%
Great-West Lifetime 2055 Fund III Institutional Class:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%
Great-West Lifetime 2055 Fund III Class T:	Focus on the Family	8605 Explorer Drive, Colorado Springs, CO, 80920	87.56%
	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	7.47%
Great-West Lifetime 2055 Fund III Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	18.11%
	Childrens Dental Health Center Inc.	9006 E 62nd South Suite A, Tulsa, OK, 74133	9.91%
	ESCO Services, Inc.	7200 19 Mile Road, Sterling Heights, MI 48314	5.23%
Great-West Loomis Sayles Bond Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	38.84%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	11.68%
Great-West Loomis Sayles Bond Fund Institutional Class:	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	16.70%
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	14.62%
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	10.96%
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	7.24%
	Great-West Conservative Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.06%
Great-West Loomis Sayles Small Cap Value Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	26.27%
	GWLA COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	13.36%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	9.19%
	Great-West Lifetime Advantage Reitrement Plan	8515 E. Orchard Road, Greenwood Village, CO 80111	5.39%
Great-West Loomis Sayles Small Cap Value Fund Institutional Class:	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	13.25%
	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	13.00%
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.52%
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	10.00%
	Great-West Lifetime 2045 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	8.53%
	Great-West Moderately Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.26%
Great-West MFS International Growth Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	80.93%
Great-West MFS International Growth Fund Institutional Class:	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	18.36%
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	17.76%
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	8.65%

	Great-West Moderately Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.48%
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	6.60%
	Great-West Lifetime 2045 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	5.54%
Great-West MFS International Value Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	39.13%
	GWLA COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	24.71%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	16.13%
Great-West MFS International Value Fund Institutional Class:	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	17.09%
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	16.56%
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	9.72%
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	7.38%
	Great-West Moderately Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.98%
	Great-West Lifetime 2045 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	6.23%
Great-West MFS International Value Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	97.22%
Great-West Moderate Profile I Fund Initial Class:	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	92.35%
Great-West Moderate Profile II Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	52.41%
Great-West Moderate Profile II Fund Institutional Class:	Great-West Life & Annuity Insurance Company Staff and Agents Savings Plan	8525 E. Orchard Rd., Greenwood Village, CO 80111	85.98%
	Credit Union of Colorado 401(k) Retirement Plan	1390 Logan Street, Denver, CO 80203	13.90%
Great-West Moderate Profile II Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	98.90%
Great-West Moderately Aggressive Profile I Fund Initial Class:	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	93.30%
Great-West Moderately Aggressive Profile II Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	26.16%
Great-West Moderately Aggressive Profile II Fund Institutional Class:	Credit Union of Colorado 401(k) Retirement Plan	1390 Logan Street, Denver, CO 80203	99.37%
Great-West Moderately Aggressive Profile II Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	98.17%
Great-West Moderately Conservative Profile I Fund Initial Class:	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	81.11%
	GWLA COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	9.62%
Great-West Moderately Conservative Profile II Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	26.72%
Great-West Moderately Conservative Profile II Fund Institutional Class:	Credit Union of Colorado 401(k) Retirement Plan	1390 Logan Street, Denver, CO 80203	98.13%
Great-West Moderately Conservative Profile II Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	99.00%
Great-West Money Market Fund Initial Class:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	30.66%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	16.16%
	Great-West Rollover IRA	8515 E. Orchard Rd., P.O. Box 173764, Greenwood Village, CO 80111	14.44%
Great-West Multi-Manager Large Cap Growth Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	90.79%
Great-West Multi-Manager Large Cap Growth Fund Institutional Class:	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	12.95%

	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.82%
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.38%
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	11.43%
	Great-West Lifetime 2045 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	7.22%
	Great-West Moderately Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.20%
Great-West Putnam Equity Income Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	89.47%
Great-West Putnam Equity Income Fund Institutional Class:	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	17.65%
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	17.07%
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	8.98%
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	7.96%
	Great-West Moderately Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.16%
Great-West Putnam High Yield Bond Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	95.67%
Great-West Putnam High Yield Bond Fund Institutional Class:	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	20.63%
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	13.58%
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.21%
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	8.92%
Great-West Real Estate Index Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	78.04%
Great-West Real Estate Index Fund Institutional Class:	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	15.07%
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	12.68%
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	9.48%
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	7.95%
	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.74%
	Great-West Conservative Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.21%
Great-West S&P 500® Index Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	43.06%
Great-West S&P 500® Index Fund Institutional Class:	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	18.51%
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	16.37%
	Great-West Lifetime 2045 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	10.29%
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	6.70%
Great-West S&P 500® Index Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	94.16%
Great-West S&P Mid Cap 400® Index Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	49.52%
Great-West S&P Mid Cap 400® Index Fund Institutional Class:	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	18.53%
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	16.40%
	Great-West Lifetime 2045 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	10.28%
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	6.73%
Great-West S&P Small Cap 600® Index Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	43.29%
Great-West S&P Small Cap 600® Index Fund Institutional Class:	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	18.95%

	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	14.32%
	Great-West Lifetime 2045 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	12.19%
Great-West S&P Small Cap 600® Index Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	90.15%
Great-West SecureFoundation® Balanced ETF Fund Class A:	PNCI SF Smart Future Traditional IRA	1900 E 9th St, Cleveland, OH 44114	46.47%
	PNC Maxim SecureFoundation Smart Future NQ	1900 E 9th St, Cleveland, OH 44114	23.29%
	CUSO - SF Trad IRA	10150 Meanley Drive, 1st Floor, San Diego, CA 92131	8.80%
	BB&T Great-West SF Smart Future Traditional IRA	220 S. College Street, Charlotte, NC 28202	5.62%
Great-West SecureFoundation® Balanced Fund Class G:	GWLA Schwab OneSource Choice Variable Annuity	8515 E. Orchard Road, Greenwood Village, CO 80111	50.18%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	13.76%
	The State of Alabama Personnel Board	300 Folsom Administrative Building 64 N. Union Street, Montgomery, AL, 36130	8.36%
Great-West SecureFoundation® Balanced Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	24.22%
	CBT Company	737 West Sixth Street , Cincinnati, OH, 45203	7.77%
	Vita Insurance Associates, Inc. 401(k) Plan	900 N. Shoreline Blvd., Mountain View, CA 94043	5.29%
Great-West SecureFoundation® Balanced Fund Institutional Class:	Cardinal Distributing Qualified Profit Sharing Plan	269 Jackrabbit Lane, Bozeman, MT 59718	69.05%
	Althans Insurance Agency, Inc Employees Profit Sharing Plan	543 East Washington St, Chagrin Falls, OH 44022	30.25%
Great-West SecureFoundation® Balanced Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	52.53%
	GWLA Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	41.89%
Great-West SecureFoundation® Lifetime 2015 Fund Class G:	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927	59.14%
	The State of Alabama Personnel Board	300 Folsom Administrative Building 64 N. Union Street, Montgomery, AL, 36130	17.30%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	5.32%
Great-West SecureFoundation® Lifetime 2015 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	27.29%
	Mini Pharmacy Enterprises, Inc.	1916 Malcolm Ave , Los Angeles, CA, 90025	8.09%
	Community Education Center, Inc.	35 Fairfield Place , West Caldwell, NJ, 07006-6206	7.10%
Great-West SecureFoundation® Lifetime 2015 Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	99.09%
Great-West SecureFoundation® Lifetime 2020 Fund Class G:	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927	85.02%
	Government of Guam Deferred Compensation Plan	424 Route 8, Maite, GU 96927	5.62%
Great-West SecureFoundation® Lifetime 2020 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	35.21%
	Nova Molecular Technologies, Inc	1 Parker Place Suite 725, Janesville, WI, 53545	7.83%
	Hankins & Anderson, Inc. d/b/a H&A Architects and Engineers	4880 Sadler Road Suite 300, Glen Allen, VA, 23060	5.25%
	TSAY Federal Contracting Companies 401(k) Plan	1424 Deborah Rd SE, Suite 106, Rio Rancho, NM 87124	5.14%
Great-West SecureFoundation® Lifetime 2020 Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	97.59%

Great-West SecureFoundation® Lifetime 2025 Fund Class G:	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927	76.66%
Great-West SecureFoundation® Lifetime 2025 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	34.14%
Great-West SecureFoundation® Lifetime 2025 Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	97.93%
Great-West SecureFoundation® Lifetime 2030 Fund Class G:	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927	91.44%
Great-West SecureFoundation® Lifetime 2030 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	37.40%
	Epoch Software Systems, Inc.	913 Gulf Breeze Parkway Suite 21A, Gulf Breeze, FL, 32561-4732	8.29%
	Hankins & Anderson, Inc. d/b/a H&A Architects and Engineers	4880 Sadler Road Suite 300, Glen Allen, VA, 23060	7.99%
	Delaney Development, Inc.	225 Springhill Memorial Place , Mobile, AL, 36608	5.69%
	TSAY Federal Contracting Companies 401(k) Plan	1424 Deborah Rd SE, Suite 106, Rio Rancho, NM 87124	5.61%
Great-West SecureFoundation® Lifetime 2030 Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	56.74%
	Great-West Lifetime Advantage ROTH IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	31.58%
	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	11.68%
Great-West SecureFoundation® Lifetime 2035 Fund Class G:	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927	90.69%
Great-West SecureFoundation® Lifetime 2035 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	32.75%
	OBGYN Specialists of the Palm Beaches, Inc	2979 PGA Boulevard Suite 100, Palm Beach Gardens, FL, 33410	9.78%
	Costa Farms, LLC	22290 SW 162 Avenue , Goulds, FL, 33170-3906	5.39%
	Community Education Center, Inc.	35 Fairfield Place , West Caldwell, NJ, 07006-6206	5.25%
Great-West SecureFoundation® Lifetime 2035 Fund Class L:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	77.95%
	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	22.05%
Great-West SecureFoundation® Lifetime 2040 Fund Class G:	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927	95.64%
Great-West SecureFoundation® Lifetime 2040 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	34.27%
	Jay E. Boatwright, III D.M.D., P.A.	914 Royce St, Pensacola, FL 32503	11.74%
	Moulton Law Firm 401(K) Plan	P.O. Box 2559, Billings, MT 59103	10.15%
	MSSC, Inc.	1957 Crooks Road, Suite A, Troy, MI 48084	5.35%
Great-West SecureFoundation® Lifetime 2040 Fund Class L:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%
Great-West SecureFoundation® Lifetime 2045 Fund Class G:	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927	82.97%
Great-West SecureFoundation® Lifetime 2045 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	35.64%
	Costa Farms, LLC	22290 SW 162 Avenue , Goulds, FL, 33170-3906	6.48%
	OBGYN Specialists of the Palm Beaches, Inc	2979 PGA Boulevard Suite 100, Palm Beach Gardens, FL, 33410	6.04%

Great-West SecureFoundation® Lifetime 2045 Fund Class L:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%
Great-West SecureFoundation® Lifetime 2050 Fund Class G:	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927	92.42%
	Government of Guam Deferred Compensation Plan	424 Route 8, Maite, GU 96927	5.35%
Great-West SecureFoundation® Lifetime 2050 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	31.92%
	Hankins & Anderson, Inc. d/b/a H&A Architects and Engineers	4880 Sadler Road Suite 300, Glen Allen, VA, 23060	15.21%
	Great Plains Bancshares Inc.	PB 473, 120 West Jones, Hollis, OK 73550	13.06%
Great-West SecureFoundation® Lifetime 2050 Fund Class L:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%
Great-West SecureFoundation® Lifetime 2055 Fund Class G:	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927	79.51%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	7.61%
Great-West SecureFoundation® Lifetime 2055 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	26.20%
	Francis-Schulze Co.	3880 Rangeline Road , Russia, OH, 45363	20.11%
	Great Plains Bancshares Inc.	PB 473, 120 West Jones, Hollis, OK 73550	5.56%
Great-West SecureFoundation® Lifetime 2055 Fund Class L:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%
Great-West Short Duration Bond Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	21.16%
	GWLA COLI-VUL 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	12.20%
	GWLA COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	6.60%
Great-West Short Duration Bond Fund Institutional Class:	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	18.87%
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	15.60%
	Great-West Conservative Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	15.59%
	Great-West Conservative Profile II Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	7.51%
	Great-West Moderately Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.41%
Great-West Short Duration Bond Fund Class L:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%
Great-West Small Cap Growth Fund Initial Class:	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	63.12%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	31.10%
Great-West Small Cap Growth Fund Institutional Class:	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	28.61%
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	27.61%
	Great-West Moderately Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.62%
	Great-West Moderately Aggressive Profile I Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.14%
Great-West Stock Index Fund Initial Class:	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	66.14%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	26.01%
Great-West T. Rowe Price Equity Income Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	48.72%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	15.20%
Great-West T. Rowe Price Equity Income Fund Institutional Class:	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	17.63%

	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	17.06%
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	8.99%
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	7.96%
	Great-West Moderately Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.16%
Great-West T. Rowe Price Equity Income Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	98.32%
Great-West T. Rowe Price Mid Cap Growth Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	39.06%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	11.06%
Great-West T. Rowe Price Mid Cap Growth Fund Institutional Class:	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	13.71%
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	13.27%
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	12.14%
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	10.75%
	Great-West Lifetime 2045 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	6.74%
	Great-West Moderately Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.57%
Great-West T. Rowe Price Mid Cap Growth Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	88.16%
Great-West Templeton Global Bond Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	42.97%
	GWLA COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	11.38%
	GWLA COLI-VUL 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	5.18%
Great-West Templeton Global Bond Fund Institutional Class:	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	21.26%
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	11.83%
	Great-West Conservative Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.32%
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	7.18%
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	5.41%
Great-West U.S. Government Mortgage Securities Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	45.23%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	18.18%
Great-West U.S. Government Mortgage Securities Fund Institutional Class:	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	32.40%
	Great-West Conservative Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	15.65%
	Great-West Life & Annuity Insurance Company Staff and Agents Savings Plan	8525 E. Orchard Rd., Greenwood Village, CO 80111	10.39%
	Great-West Conservative Profile II Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	7.55%
	Great-West Moderately Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.41%
	Great-West Moderately Conservative Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.27%

DIVIDENDS AND TAXES

The following is only a summary of certain federal income tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of Great-West Funds or its shareholders, and this discussion is not intended as tax advice or as a substitute for careful tax planning or legal advice from a qualified tax advisor.

Qualification as a Regulated Investment Company

The Internal Revenue Code of 1986, as amended (the “Code”), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, each Fund will seek to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, a Fund will not be subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and realized net capital gain (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) determined without regard to the deduction for dividends paid and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. A Fund will be subject to federal income tax at regular corporate rates on any income or gains that it does not distribute. Distributions by a Fund made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains during the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (the “Income Requirement”). A Fund is also subject to certain investment diversification requirements under Subchapter M of the Code in order to be taxed as a RIC. Each Fund also intends to comply with the investment diversification requirements of Code Section 817(h) so that variable contract holders that have chosen a Fund as an investment option under their contracts will continue to qualify for tax deferral. If a Fund fails to comply with the diversification and other requirements of Code section 817(h) and the regulations thereunder, owners of variable contracts who have indirectly invested in the Fund might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For a discussion of the tax treatment of the variable contracts and holders thereof, see the discussion of federal income tax consideration included in the prospectus for the contracts.

Certain debt securities purchased by a Fund (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for federal income tax purposes. Whether or not a Fund actually receives cash, it is deemed to have earned original issue discount income that is subject to the Distribution Requirement. Generally, the amount of original issue discount included in the income of a Fund each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.

In addition, a Fund may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time a Fund purchased the securities. This additional discount represents market discount for federal income tax purposes. For a debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Fund elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless a Fund makes the election to include market discount in income currently).

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

A Fund’s transactions, if any, in forward contracts, swap agreements, options, futures contracts, short sales and hedged investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Fund or defer the Fund’s losses. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement.

A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service (“IRS”) may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to federal income tax without any deduction for distributions to shareholders. In addition, if for any taxable year a Fund fails to qualify as a RIC, owners of variable contracts who have indirectly invested in the Fund might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The Regulated Investment Company Modernization Act of 2010 provides a cure for a failure to satisfy the Income Requirement (i.e., 90 percent of a RIC’s gross income must be derived from “qualifying income”) if the failure is due to reasonable cause and not willful neglect and the RIC pays a monetary penalty. It also provides a special rule for a de minimis failure of the RIC diversification requirement and a cure for other failures of the RIC diversification requirement if the failures are due to reasonable cause and not willful neglect and the RIC pays a monetary penalty.

If a Fund were to fail to qualify as a RIC for one or more taxable years and it did not cure the failure, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund’s shareholders a taxable dividend equal to the full amount of any earnings and profits (less the interest charge mentioned below, if applicable) attributable to such period. A Fund might also be required to pay to the IRS interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and U.S. Treasury regulations, if the Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to federal income tax on the excess (if any) of the fair market value of the Fund’s assets over the Fund’s basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.

If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s net asset value.

Excise Tax on RICs

In order to avoid liability for the 4% federal excise tax on undistributed income, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of its capital gain net income for the one-year period ending on October 31 of each year and (3) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Funds intend to qualify for an exception or make sufficient distributions or deemed distributions of their ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Funds may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on our understanding of the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the discussion expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

OTHER INFORMATION

Description of Shares

Shares of beneficial interest of the Funds are redeemable at their net asset value at the option of the shareholder or at the option of the Fund in certain circumstances. Great-West Funds allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on Great-West Funds’ books of account, and are charged with the expenses of such Fund and its respective classes. Great-West Funds allocates any general expenses of Great-West Funds not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Directors, primarily on the basis of relative net assets, or other relevant factors. Each Lifetime Fund offers Institutional Class, Class T, Class T1 and Class L shares, the SecureFoundation® Balanced Fund offers Institutional Class, Class G, Class G1 and Class L shares, and each SecureFoundation® Lifetime Fund offers Institutional Class, Class G, Class G1 and Class L shares. The remaining Funds, except the Great-West Money Market Fund, offer three classes of shares – Institutional Class, Initial Class and Class L. The Great-West Money Market Fund offers only two classes of shares - Institutional Class and Initial Class. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board of Directors. Each share class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class. Additional classes of shares may be authorized in the future.

Voting Rights

The shares of the Funds have no preemptive or conversion rights. Shares are fully paid and nonassessable. Great-West Funds or any Fund may be terminated upon the sale of its assets to another investment company (as defined in the 1940 Act), or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of Great-West Funds or the Funds. If not so terminated, Great-West Funds or the Funds (as defined under the 1940 Act) will continue indefinitely.

Shareholders of a Fund are entitled to one vote for each Fund share owned and fractional votes for fractional shares owned. However, shareholders of any particular class of a Fund will vote separately on matters relating solely to such class and not on matters relating solely to any other class(es). Pursuant to current interpretations of the 1940 Act, insurance companies that invest in a Fund will solicit voting instructions from owners of variable contracts that are issued through separate accounts registered under the 1940 Act with respect to any matters that are presented to a vote of shareholders of that Fund.

Dividends rights, the right of redemption, and exchange privileges are described in the Prospectuses.

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286, is custodian of the assets for all Funds, other than the Profile Funds, the Lifetime Funds, SecureFoundation® Balanced Fund and SecureFoundation® Lifetime Funds, each of which are self-custodied. Fees paid for custodial services by GWCM for the period 2012-2014 are as follows:

Year	Bank of New York Mellon
2012	$1,688,577
2013	$1,945,251
2014	$2,087,138

The custodian is responsible for the safekeeping of a Fund’s assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a Fund or in deciding which securities are purchased or sold by a Fund. However, a Fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.

Transfer and Dividend Paying Agent

DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, MO 64105, serves as Great-West Funds’ transfer agent and dividend paying agent.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, serves as Great-West Funds’ independent registered public accounting firm. Deloitte & Touche LLP audits financial statements for Great-West Funds and provides other audit and related services.

FINANCIAL STATEMENTS

Great-West Funds’ audited financial statements and financial highlights as of December 31, 2014, together with the notes thereto and the report of Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, an independent registered public accounting firm, are incorporated by reference to Great-West Funds’ Forms N-CSR filed via EDGAR on March 10, 2015 (File No. 811-03364). Great-West Funds’ unaudited financial statements and financial highlights as of June 30, 2015 are incorporated by reference to Great-West Funds’ Form N-CSRs filed via EDGAR on August 26, 2015 (File No. 811-03364). The financial statements of Great-West Funds do not relate to the Great-West Multi-Manager Small Cap Growth Fund, which had not commenced operations as of June 30, 2015.

APPENDIX A

Long Term Obligation Ratings by Moody’s Investors Service, Inc. (“Moody’s”)

Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Long Term Obligation Ratings by Standard & Poor’s Corporation (“S&P”)

AAA. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D. An obligation rated ‘D’ is in default or in breach of an imputed promise. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short Term Obligation Ratings by Moody’s

P-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Short Term Obligation Ratings by S&P

A-1. A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C. A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Short Term Obligation Ratings by Fitch

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C. High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

A copy of Great-West Funds’ proxy voting policies and procedures (attached below), or a copy of the applicable proxy voting record may be requested by calling 1-866-831-7129, or writing to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111.

Great-West Funds, Inc.

Investment Company Compliance Policies and Procedures

Proxy Voting Procedures

Policy

It is the policy of Great-West Funds, Inc. (the “Fund”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to its primary investment adviser, Great-West Capital Management, LLC (“GWCM”) as part of GWCM’s general management of the Fund. In certain circumstances the Fund and GWCM may employ a sub-adviser to act with GWCM as designated in the applicable sub-advisory agreement and GWCM may assign proxy voting responsibility to the sub-adviser. In these circumstances, proxy solicitation materials will generally be sent from the applicable custodian directly to the sub-adviser. Sub-advisers may utilize their own policies and procedures in voting proxies.

Procedures

The following are the procedures adopted by the Fund for the administration of this policy:

1.	On an annual basis the Fund will review the policies and procedures and voting guidelines for GWCM and, as necessary, the sub-adviser, with respect to voting the Fund’s shares.

2.

GWCM and, as necessary, the sub-adviser, will provide to the Fund a report to the Fund a record of each proxy voted with respect to portfolio securities of the Fund and its underlying portfolios during the respective year.

3.

The Fund at any time reserves the right to revoke in whole or in part the delegation to GWCM or as applicable the sub-adviser the authority to vote proxies relating to portfolio securities of the Fund.

4.

The Fund shall file an annual report of each proxy voted with respect to the underlying securities of each portfolio of the Fund on Form N-PX for the 12-month period from July 1 to June 30 not later than August 31 of each year. The Form N-PX must contain information to comply with section 30 of the Investment Company Act of 1940 (the “1940 Act”) and Rule 30b1-4 thereunder (17 CFR 270.30b1-4).

5.	The Fund shall include in all future registration statements:

a)	A description of the Fund’s proxy voting policy and procedures, including voting guidelines; and

b)

A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

6.	The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

a)

A statement disclosing that the proxy voting policy and procedures, including voting guidelines, are available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; and on the SEC website.

b)

A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

7.

The Fund shall review the proxy voting policies and procedures of GWCM and, as applicable, the sub-adviser, for compliance with the recordkeeping rules of Rule 204-2 of the Investment Advisers Act of 1940, as amended.

8.	The Fund will on an annual basis review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Responsibility

Under the supervision of the CCO, the Compliance department, together with the Investment Administration department, has the primary responsibility for the implementation of the Fund’s policy regarding Proxy Voting Procedures, including the filing of forms required under the 1940 Act. Compliance is responsible for maintaining the Fund’s policy.

Related Information: See Great-West Capital Management’s Policy Voting Policy and related Proxy Voting Guidelines

Great-West Capital Management, LLC

Investment Adviser Compliance Policies and Procedures

Proxy Voting

Policy

Great-West Capital Management, LLC (“GWCM”), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. The firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about the firm’s proxy policies and practices. The firm’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

GWCM will vote proxies solely in the best interest of its clients, GWCM managed fund shareholders, or where employee benefit plan assets are involved, in the interest of plan participants and beneficiaries. As a matter of policy, the officers, managers and employees of GWCM will not be influenced by outside sources whose interests conflict with the interest of clients, shareholders or participants and beneficiaries. Any conflict of interest will be resolved in the best interest of the client, shareholders or participants and beneficiaries.

Background

GWCM’s clients include registered investment companies, collective investment funds, or accounts which serve as investment options for insurance company separate accounts. Included among GWCM’s registered investment company clients are asset allocation funds or accounts which may hold investments in underlying series of managed portfolios of GWCM’s clients or other registered investment companies unaffiliated with GWCM’s clients, i.e., a “Fund of Funds”.

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Investments has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining the firm’s voting guidelines in the firm’s procedures.

The Investment Administration department compiles information regarding voting information and provides it to the Legal department annually for inclusion in GWCM’s clients’ applicable Form N-PX. Information is to be included for the 12-month period from July 1 to June 30.

Procedure

GWCM has adopted guidelines and procedures, as outlined below, to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate.

Voting Procedures

The Investment Administration department is responsible for administering the proxy voting process as outlined below.

Each client’s custodian is responsible for forwarding proxy solicitation materials to GWCM. When proxy solicitation materials are obtained, the Investment Administration department updates a database for notices of all new shareholder meetings, indicating company name, meeting date, issues for voting, and vote status. The CUSIP and ticker symbol will also be included if they are available through reasonably practicable means. The database will also indicate whether issues are shareholder or management proposals and, upon voting, if the vote has been made with or against management.

Proxy solicitation materials are then forwarded to the portfolio manager for review of the issues and determination of GWCM’s voting position in accordance with the policies detailed above. The portfolio manager communicates the voting position to the Investment Administration department.

The Investment Administration department logs the voting position and date of vote submission in the proxy database. The Investment Administration department then submits votes electronically to the soliciting company as directed in the proxy solicitation materials, if electronic voting is available. If electronic voting is not available, phone or mail voting may be utilized. If mail voting is used, a copy of the voting card is retained.

Proxy solicitation materials, records of votes cast and any documents prepared by GWCM that were material to making a decision regarding a vote, or that memorialize the basis for the decision, are retained for at least five years in an easily accessible place, the first two years on the premises of GWCM.

Voting Proxies of Underlying Funds of a Fund of Funds

GWCM’s Client Fund of Funds is not the Sole Shareholder of an Underlying Fund

With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a client of GWCM operating as a Fund of Funds in reliance on Section 12(d)(1)(G) of the 1940 Act and the Underlying Fund has unaffiliated shareholders other than the Fund of Funds, GWCM will – to the extent that it is practically able to do so – vote proxies of the Underlying Fund held by the Fund of Funds in the same proportion as the vote of all other shareholders of such Underlying Fund shares.

GWCM’s Client Fund of Funds Affiliated with an Underlying Fund

To avoid any potential conflict of interest that may arise when a client of GWCM owns the shares of another GWCM client, i.e., as may be the case when GWCM manages a portfolio of assets which holds shares of other GWCM managed asset portfolios, GWCM will generally “echo vote” such shares where possible. Echo voting is a process where GWCM – to the extent that it is practicably possible – votes a client’s shares in the same proportion as the vote of all of the other shareholders of that client’s shares.

GWCM may in certain circumstances vote in accordance with the recommendation of the underlying fund’s board. This may be deemed appropriate in circumstances where the underlying fund’s board also oversees the fund of funds as, in reviewing and making a recommendation, the board can weigh the benefits at both levels, i.e., for the shareholders of the fund of funds and the underlying fund, in order to align the interests of all shareholders.

Voting Proxies With Respect to a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and GWCM

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and GWCM relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.

Special Considerations With Respect to Voting Proxies of Underlying Unaffiliated Investment Companies Held by a Fund of Funds

Neither GWCM nor a sub-adviser to a Fund of Funds may hold (either individually or in the aggregate) voting shares of an investment company equal to or in excess of 25% of that investment company’s total outstanding voting shares. For purposes of this policy, voting shares held in the aggregate include those voting shares owned or controlled by members of an Advisory Group (An “Advisory Group” includes those groups under common “control” as defined under Section 2(a)(9) of the 1940 Act and for purposes of this Policy means GWCM, any person controlling, controlled by, or under common control with GWCM, and any investment company or issuer that would be an investment company but for Section 3(c)(1) or 3(c)(7) of the 1940 Act that is advised or sponsored by GWCM or any person controlling, controlled by, or under common control with GWCM) or a Sub-Advisory Group (A “Sub-Advisory Group” includes any sub-adviser to a Fund of Funds within the meaning of Section 2(a)(20)(B) of the 1940 Act, any person controlling, controlled by, or under common control with the sub-adviser, and any investment company or issuer that would be an investment company but for Section 3(c)(1) or 3(c)(7) of the 1940 Act (or portion of such investment company or issuer) advised or sponsored by the sub-adviser or any person controlling, controlled by, or under common control with the sub-adviser.). Should a Fund of Funds become a 25% or more holder in the aggregate of voting shares of an investment company due to that investment company’s reduction in voting shares GWCM or the sub-adviser must vote in proportion to the remaining shareholder votes for any investment company as set forth herein for GWCM or the sub-advisor, as applicable.

SUB-ADVISER RESPONSIBILITIES

As designated in the applicable sub-advisory agreement, GWCM may assign proxy voting responsibility to a sub-adviser. In this instance, proxy solicitation materials will generally be sent from the applicable custodian directly to the sub-adviser. Sub-advisers may utilize their own policies and procedures in voting proxies.

Annually, GWCM will obtain each sub-adviser’s proxy voting policies and procedures and review them for material conflicts of interest with GWCM’s policies and procedures. Legal and Compliance will provide a summary of its findings in the annual 15(c) advisory contract renewal materials submitted to the Board.

Annually, the Investment Administration department will obtain voting information from each sub-adviser for client disclosure as may be required, and for inclusion in GWCM’s clients’ applicable Forms N-PX.

Securities Lending Program

Certain of GWCM’s clients may participate in a securities lending program through an agent lender. When a client’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.

Disclosure

•

GWCM will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how GWCM voted a client’s proxies, and that clients may request a copy of these policies and procedures.

•

The Investment Administration department will also send or otherwise make publicly available a copy of this summary to all existing clients who have previously received GWCM’s Disclosure Document; or the Investment Administration department may send each client the amended Disclosure Document. Such disclosure shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Investment Administration department.

•

In response to any request the Investment Administration department will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how GWCM voted the client’s proxy with respect to each proposal about which client inquired.

Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if GWCM or an affiliate thereof has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In the case of an investment company, a conflict of interest may arise between the investment company’s shareholders and its investment adviser, principal underwriter, or an affiliated person of the investment company, its investment adviser or principal underwriter. Any individual with knowledge of a conflict of interest (for example, a personal conflict of interest such as a familial relationship with company management or a conflict involving a GWCM affiliate that has a business relationship with the company soliciting the proxy) relating to a particular referral item shall disclose that conflict to the Legal Department and otherwise remove himself or herself from the proxy voting process. Any conflict of interest will be resolved by disclosing the conflict to the client (in the case of an investment company client, to its Board of Directors or an appropriate Committee thereof) for consent or direction regarding the proxy at issue.

Recordkeeping

The Investment Administration department shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that GWCM receives;

•	A record of each vote that GWCM casts;

•	Any document GWCM created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the General Manager;

•	A copy of each written request from a client for information on how GWCM voted such client’s proxies, and a copy of any written response.

Related Information

See GWCM’s Proxy Voting Guidelines; Great-West Fund’s Proxy Voting Procedures.

Regulatory Reference

Proxy Voting

Great-West Capital Management, LLC

Investment Adviser Compliance Policies and Procedures

Proxy Voting Guidelines

Proxy issues are considered on a case-by-case basis. The following are general guidelines designed to summarize GWCM’s position on various issues and provide a general indication of how securities will be voted on proposals dealing with particular issues. The guidelines are not exhaustive and do not include all potential voting issues. There may be instances when GWCM may not vote in strict adherence to these guidelines. The guidelines shall be reviewed regularly, and amended as changes in the marketplace demand and as developments in corporate governance occur.

1.	COMMON MANAGEMENT PROPOSALS

Election of Directors - Case by Case

Although the election of directors is a routine issue, GWCM believes that the structure and functioning of a company’s board of directors are critical to the economic success of every company. Board-related issues are therefore treated in a separate section, below.

Appointment or Ratification of Auditors - Approve

Proposals to ratify independent auditors will generally be voted for unless there is a reason to believe the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position. For example, we will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.

Corporation Name Change - Approve

Elimination of Preemptive Rights - Approve

Preemptive Rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital.

GWCM will generally approve the elimination of Preemptive Rights, but will oppose the elimination of Limited Preemptive Rights (e.g., on proposed issues representing more than an acceptable level of dilution).

Establishment of 401(k) Plan - Approve

2.	BOARD OF DIRECTORS

GWCM supports measures which encourage and enable boards to fulfill their primary responsibility to represent the economic interests of shareholders. While we take into consideration the specific needs of companies that are in early rapid growth phases, closely held, or in severe financial difficulties, GWCM views strong, independent boards as key in the protection of shareholder value.

An “Independent Director” is a director who is not an “interested person” as defined in the Investment Company Act of 1940, as amended (the “Act”), or a director who meet the qualifications for independence as set forth in NYSE Corporate Governance Standards 303A.02 or NASD Section 4200(a)(15).

GWCM will examine a board’s complete profile when questions of independence arise. The above factors will be considered in the examination.

Election of Directors - Case by Case

Although the election of directors is generally considered a routine issue, GWCM believes that the structure and functioning of a company’s board of directors are critical to the economic success of every company. GWCM supports management in most elections; however, GWCM will withhold votes for incumbent director(s) if there is evidence such director(s) are acting contrary to the best economic interests of shareholders. GWCM will also withhold approval of individual directors who attend less than 75% of board meetings without providing a legitimate excuse, as GWCM believes that such failure to attend is indicative of a general failure to safeguard shareholder interests.

Classified Board of Directors/Staggered Terms - Oppose

A classified board of directors is one that is divided generally into three classes, each of which is elected for a three-year term, but on a staggered schedule. At each annual meeting therefore, one-third of the directors would be subject to reelection.

GWCM’s belief is that all directors should be subject to reelection on an annual basis to discourage entrenchment, and we will generally vote against classification and for management and shareholder proposals to eliminate classification of the board.

Occasionally, proposals to classify a board of directors will contain a clause stipulating that directors may be removed only for cause. These proposals will be opposed.

Confidential Voting - Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. However, GWCM supports the suspension of confidential voting during proxy contests since dissidents have access to the information and GWCM does not wish to put management at an unfair disadvantage.

Cumulative Voting for Directors - Case by Case

Cumulative voting allocates one vote for each share of stock held times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. Cumulative voting enables minority shareholders to secure board representation.

GWCM may support cumulative voting proposals at companies which have classified board structures. However we may withhold approval of proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. For example, GWCM believes that the elimination of cumulative voting constitutes an anti-takeover measure which may be contrary to the interests of all other shareholders.

Director Compensation - Case by Case

GWCM believes that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom they have been elected to represent. To this end, GWCM has a preference for compensation packages which are based on the company’s performance and which include stock and stock options.

Stock Ownership Requirements - Oppose

GWCM will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Independent Board Committees - Approve

We believe that a board’s nominating, compensation and audit committees should consist entirely of independent directors in order to avoid conflict of interests. We will therefore normally approve reasonable shareholder proposals to that effect. An example of an unreasonable request would be a case where a board consists of only two or three directors.

Majority Independent Board Composition - Approve

GWCM will generally support shareholder proposals requesting that the board consist of a majority of independent directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Separation of Chairman and CEO Positions - Case by Case

GWCM will support shareholder proposals requesting that the positions of chairman and CEO be separated if the board is composed of less than a majority of independent directors.

Size of Board

GWCM will generally oppose proposals that give management the ability to alter the size of the board.

Tenure of Directors

A proposal which seeks an age and/or term restriction on the board of directors is generally opposed. GWCM believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

3.	CORPORATE GOVERNANCE MATTERS

When several measures each of which might be approved by itself are combined in a single proposal the result may be so restrictive as to warrant opposition.

Adjournment of Meeting to Solicit Additional Votes - Case-by-Case

Additional solicitation is costly and could result in coercive pressure on shareholders, who usually have sufficient information in the proxy materials to make an informed decision prior to the original meeting date. GWCM will therefore generally oppose such proposals unless the agenda contains proposals which we judge to be in the best interests of clients.

Increases in Authorized Shares - Case by Case

GWCM will generally approve proposals for increases of up to 100%, but will consider larger increases if a need is demonstrated. Industry specific norms may also be considered in our vote, as well as company history with respect to the use of shares for executive compensation. Furthermore, GWCM may apply a stricter standard if the company has no stated use for the additional shares and/or has previously authorized shares still available for issue. Additionally, proposals which include shares with unequal voting rights may warrant opposition.

Stock Splits - Case by Case

GWCM generally supports a stock split when it enhances the liquidity of a company’s stock and reduces the price to a more reasonable trading range. A reverse stock split may be opposed if it is being used to make the company more closely held, thereby jeopardizing liquidity for existing shareholders.

Repurchases of Shares - Case by Case

GWCM generally supports the repurchase of shares when it is being done because management believes the stock is undervalued. If the repurchase is an attempt to thwart a takeover, we would generally be opposed.

Indemnification of Directors and Officers - Approve

GWCM supports the protection of directors and officers against frivolous and potentially ruinous legal actions, in the belief that failure to do so might severely limit a company’s ability to attract and retain competent leadership. We will support proposals to provide indemnification which is limited to coverage of legal expenses.

Liability Insurance for Directors and Officers - Approve

Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. GWCM will generally support insurance against liability for acts committed in an individual’s capacity as a director or officer of a company. However, GWCM will withhold approval of proposals which cover breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, willful or negligent conduct in connection with the payment of an unlawful dividend, or any transaction from which the director derived an improper personal benefit.

Reincorporation - Case by Case

Proposals to reincorporate in another state are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, GWCM will favor reincorporation.

In cases where there are significant differences in anti-takeover protections, GWCM will vote in favor of reincorporation only if shareholder discretion is not diminished by the change. As state corporation laws are continuously evolving, such a determination requires case by case analysis.

Requirement for more than Simple Majority Vote to pass proposals – Oppose

Elimination of Shareholders’ Right to Call Special Meeting - Oppose

Prohibition of Shareholder Action Outside Meetings - Oppose

4.	ANTI-TAKEOVER MATTERS

Blank Check Preferred - Case by Case

These proposals are for the authorization of a class of preferred stock in which voting rights are not established in advance, but are left to the discretion of the board of directors on a when issued basis. The authority is generally viewed as affording the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without reference to a shareholder vote. However, in some cases it may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings.

GWCM will oppose these proposals as a transfer of authority from shareholders to the board and a possible entrenchment device. However, if there are few or no other anti-takeover measures on record and the company appears to have a legitimate financing motive for requesting the authority, or has used blank check preferred stock for past financings, GWCM will approve the proposal, subject to dilution considerations as described in the guideline regarding increases in authorized shares.

Differential Voting Power - Oppose

This involves the authorization of a class of common stock having superior voting rights over existing common stock or entitled to elect a majority of the board.

Poison Pill Plans - Oppose

Also known as Shareholder Rights Plans, these involve call options to purchase securities of a target firm on favorable terms. The options are exercisable only under certain circumstances, usually hostile tender offers. These plans are not subject to shareholder vote. However, the shares required to fund the plan must be authorized. Since these shares are generally blank check preferred GWCM will oppose them.

These proposals generally only appear as shareholder proposals requesting that existing plans be put to a vote. The vote is non-binding. GWCM will vote in favor of shareholder proposals to rescind poison pills.

GWCM’s policy is to examine these plans individually. Most plans are opposed, however, GWCM may approve plans which include a ‘permitted bid’ feature. Permitted bid features have appeared in some Canadian poison pill plans. They require shareholder ratification of the pill, stipulate a sunset provision whereby the pill expires unless it is renewed and specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces a special meeting at which the offer is put to a shareholder vote.

Stakeholder Provision - Oppose

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders in the evaluation of takeover offers.

GWCM believes that this concept is inconsistent with public ownership of corporations.

An example includes “anti-greenmail” proposals which generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management of a company may argue that it should be able to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. GWCM believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.

5.	MANAGEMENT COMPENSATION MATTERS

Employee Stock Purchase Plans - Case-by-Case

Employee stock purchase plans (ESPPs) give the company’s employees the opportunity to purchase stock in the company. We believe these plans can provide performance incentives and lead to employees’ identification with shareholder interests. The most common form of ESPPs includes those that qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date, and be approved by shareholders. GWCM will approve ESPPs that include: (1) a purchase price equal to or greater than 85 percent of fair market value, and (2) voting power dilution of ten percent or less.

Golden Parachutes - Case-by-Case

Golden parachutes provide for compensation to management in the event of a change in control. GWCM views this as encouragement to management to consider proposals which might be beneficial to shareholders. We will normally approve plans put to shareholder vote unless there is clear evidence of excess or abuse.

GWCM will also approve shareholder proposals requesting that implementation of such arrangements require shareholder approval. This preserves the shareholder’s right as owner of the company to oversee compensation arrangements with substantial potential for transfer of shareholder wealth.

Pay-for-Performance Plans - Approve

The Omnibus Budget Reconciliation Act requires companies to link executive compensation exceeding $1 million to preset performance goals and submit the plans for shareholder approval in order for such compensation to qualify for federal tax deductions. The law further requires that such plans be administered by a compensation committee comprised solely of independent directors. Because the primary objective of such proposals is to preserve the deductibility of such compensation, GWCM is biased toward approval in order to preserve net income. However, proposals which authorize excessive dilution may be declined. When an objectionable plan is coupled with poor performance, we will consider withholding votes from compensation committee members. Amendments which are proposed in order to bring a company’s plan within applicable legal requirements may reviewed by GWCM’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

Option Plans – Case-by-Case

GWCM supports option plans which provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth from the company. Because of their potential effect on shareholder value, we believe that shareholders should be given the opportunity to vote to the fullest extent possible prior to the adoption or amendment of an option plan. In situations where a company has foregone shareholder approval, we may consider applying a stricter standard in the approval of increases in share authorization. GWCM may also consider withholding votes for members of the compensation committee. Option plan evaluations are therefore based on the total cost to shareholders and give effect to the incentive aspects of the plan.

In principle, GWCM opposes the repricing and exchange of options, but we will consider the impact of such features on high-tech, emerging and growth companies and merger situations. Such consideration will focus on the cost- benefit relationship. In cases where repricings that we consider inappropriate have occurred without shareholder approval, we will consider withholding votes for members of the compensation committee.

6.	MERGERS, ASSET SALES & CAPITAL RESTRUCTURINGS

In reviewing merger and asset sale proposals, GWCM’s primary concern is the best economic interest of shareholders. Voting on such proposals involves considerations unique to each transaction. As a result, GWCM will vote on a case-by-case basis on board-approved proposals to effect these types of transactions.

7.	SOCIAL, MORAL, OR ETHICAL ISSUES

From time to time, GWCM is asked to vote on shareholder proposals which address a variety of social, moral, or ethical issues. GWCM will generally vote management’s recommendation on issues that primarily involve social, moral or ethical matters but in all cases GWCM will vote in the best economic interests of shareholders, plan participants and beneficiaries. GWCM does not generally support proposals that lack a demonstrable economic benefit for shareholders or which are duplicative of existing laws, rules, or regulations.

American Century Investments

American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of mutual funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.

A.	General Principles

In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.

B.	Specific Proxy Matters

1.	Routine Matters

a.	Election of Directors

(1)

Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management’s director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management’s nominees are opposed in a proxy contest, the Advisor will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

(2)	Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

(3)	Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

(4)

Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

(5)

Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

(6)

Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b.	Ratification of Selection of Auditors

The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.

2.	Compensation Matters

a.	Executive Compensation

(1)

Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

(2)

Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b.	Equity Based Compensation Plans

The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Advisor’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

The Advisor will generally vote against the adoption of plans or plan amendments that:

•	Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);

•

Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•	Establish restriction periods shorter than three years for restricted stock grants;

•	Do not reasonably associate awards to performance of the company; or

•	Are excessively dilutive to the company.

3.	Anti-Takeover Proposals

In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

a.	Cumulative Voting

The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.

b.	Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.

c.	“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

d.	Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

e.	Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

f.	Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

g.	“Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

h.	“Fair Price” Amendments

This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

i.	Limiting the Right to Call Special Shareholder Meetings.

The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

j.	Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.

The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

k.	Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.

l.	Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.

m.	Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.

n.	Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.

4.	Transaction Related Proposals

The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

5.	Other Matters

a.	Shareholder Proposals Involving Social, Moral or Ethical Matters

The Advisor will generally vote in accordance with management’s recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder’s preferences regarding such issues, is often unclear. Where this is the case, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and therefore will review management’s assessment of the economic effect of such proposals and rely upon it if the Advisor believes its assessment is not unreasonable.

Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals are better addressed outside the corporate arena, and will generally vote with management’s recommendation; in addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

b.	Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

c.	Indemnification

The Advisor will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

d.	Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

e.	Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

f.	Directors’ Stock Options Plans

The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

g.	Director Share Ownership

The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

h.	Non-U.S. Proxies

The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.

C.	Use of Proxy Advisory Services

The Advisor takes into account information from many different sources, including independent proxy advisory services. However, the decision on how to vote proxies will be made by the Advisor in accordance with these policies and will not be delegated to a proxy advisory service.

D.	Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

In addition, to avoid any potential conflict of interest that may arise when one American Century mutual fund owns shares of another American Century mutual fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the One Choice Target Date funds are the sole shareholder), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

ARIEL INVESTMENTS, LLC

PROXY VOTING POLICIES AND PROCEDURES

December 2011

I.	Introduction

Ariel Investments, LLC (“Ariel”), as a federally registered investment adviser, has a fiduciary obligation to act solely in the best interest of its clients. Clients may authorize Ariel to vote proxies for those client securities over which Ariel has investment discretion. Ariel recognizes its fiduciary obligation to vote clients’ proxies in their best interests.

II.	Proxy Voting Decisions

Ariel votes proxies on behalf of each client who delegates proxy voting authority to Ariel. The scope of Ariel’s responsibilities with respect to voting proxies is ordinarily determined by Ariel’s contracts with its clients and applicable law. A client may delegate proxy voting authority to Ariel, retain proxy voting powers, give particular proxy voting instructions to Ariel, or have a third party fiduciary vote proxies. If a client has not authorized Ariel to vote its proxies, these Proxy Voting Policies and Procedures will not apply to that client’s account.

Ariel’s proxy voting guidelines for its investment strategies are detailed in its Proxy Voting Guidelines, attached as Exhibit A.

Ariel has retained Institutional Shareholder Services, Inc. (“ISS”), a third party proxy voting service, for the purpose of receiving, cataloging, voting (based upon Ariel’s direction) and reporting proxies as well as to obtain its proxy research. Ariel’s reliance on ISS’s proxy voting recommendations for its proxy voting decisions differs for its domestic strategies versus its international and global strategies, as summarized below and detailed in Section V.B and Exhibit A:

•

For Ariel’s domestic strategies, Ariel does not rely on ISS’s proxy voting recommendations to make its proxy voting decisions, except with respect to certain proxies subject to a conflict of interest as detailed below.

•	For Ariel’s international and global strategies, Ariel generally relies on ISS to make its proxy voting decisions in accordance with ISS’s proxy voting recommendations.

The Chief Compliance Officer monitors proxy voting decisions to ensure that these procedures are being followed. Personnel from the Operations Department ensure that the proxies are voted and that voting is done prior to the voting deadline.

Ariel generally will not vote its clients’ proxies in the following circumstances:

•

For those securities not specifically acquired for a client’s account by Ariel (e.g., if a new Ariel client transferred securities to Ariel and Ariel has not yet sold the securities through the account transition process).

•	In those instances where Ariel receives a meeting notice without enough time to fully process the proxy.
•	For those Ariel clients who engage in securities lending programs through their custodians, and the security is on loan at the record date.
•	In those international markets where share blocking applies due to liquidity constraints.
•	In those international markets requiring the re-registration of the clients’ shares in the underlying clients’ names unless the sub-custodian is able to timely re-register the shares.
•

In those international markets requiring the client’s execution of a power of attorney to permit the sub-custodian to vote the proxy unless the client has provided the requisite power of attorney to the local sub-custodian.

Ariel may be required to vote shares in securities of various regulated industry entities (e.g., U.S. banking) in conformance with conditions specified by the industry’s regulator (e.g., the Federal Reserve Board of Governors). Additionally, the issuer of a security may impose limitations upon Ariel’s ability to vote proxies for its clients. In certain circumstances, this may mean that Ariel will refrain from voting some or all shares.

III.	Proxy Voting Process

Proxy ballots are sent directly to ISS from the custodian for those accounts for which Ariel has proxy voting authority. For such accounts, when Ariel receives new account paperwork for an investment advisory client, Ariel’s Operations Department contacts the client’s custodian to arrange for proxies to be sent, and verify that the proxies are being sent, to ISS. ISS in turn ensures that ballots for each account are received.

The Operations Department monitors upcoming proxy meetings using Governance Analytics, ISS’s online proxy voting system. The Operations Department’s processing differs for Ariel’s domestic strategies versus international and global strategies.

Domestic Strategies Processing: When an upcoming meeting is listed on Governance Analytics, the Operations Department:

•

Prepares a memorandum identifying pertinent details of the company, meeting and proposals. Attached to the memorandum is a copy of the company’s annual report on SEC Form 10-K, the proxy statement, and ISS research and voting recommendations.

•	Notifies the analyst who covers the company, the Director of Research Operations and Ariel’s Chief Compliance Officer (“CCO”) about the upcoming proxy.

•	Provides the memorandum to the CCO to indicate the results of the conflict of interest check.

The CCO then delivers the memorandum to the analyst and the Director of Research Operations to indicate their proxy voting decision. They return the memorandum to the CCO who will determine the need to hold a Domestic Proxy Resolution Committee meeting. When the voting decision is deemed final, the CCO will forward the memorandum to the Operations Department to process the vote.

International and Global Strategies Processing: Ariel has directed ISS to vote all international and global strategies securities (including U.S. securities) in accordance with ISS’s recommendations. In the event the Portfolio Manager for Ariel’s international and global strategies (“International/Global PM”), determines to vote a proxy differently than ISS, the International/Global PM will notify the Operations Department immediately in writing. After receipt of this notification, the Operations Department:

•

Prepares a memorandum identifying pertinent details of the company, meeting and proposals as well as the vote requested by the International/Global PM. Attached to the memorandum is a copy of the company’s annual report on SEC Form 10-K for SEC filing companies, the proxy statement, ISS research and voting recommendations, and the written direction from the International/Global PM to vote differently than ISS.

•	Notifies the CCO and the International/Global Proxy Resolution Committee about the upcoming proxy.

•	Provides the memorandum to the CCO so that the CCO can indicate the results of the conflict of interest check.

The CCO then delivers the memorandum to the International/Global Proxy Resolution Committee for its consideration. The International/Global Proxy Resolution Committee meets to consider whether voting differently than ISS’s recommendation is in the best interest of our clients, and not the result of a conflict in those instances where a conflict has been identified. When the voting decision is deemed final, the CCO will forward the memorandum to the Operations Department to process the vote.

The Operations Department, upon receipt of each memorandum and prior to the voting deadline, will vote the proxies using Governance Analytics. A second Operations Department staff member reviews Governance Analytics to validate that the votes were cast properly.

ISS reconciles upcoming proxy meetings between the client accounts listed on Governance Analytics for which ISS has received proxy ballots and a list of Ariel’s client accounts that held the company as of the record date as supplied to ISS via a daily feed from Ariel’s books of record, Fiserv APL and Archer. For any account for which ISS has yet to receive a ballot, ISS contacts the custodian prior to the voting deadline in a best efforts attempt to obtain the ballot so that Ariel can vote on behalf of its client. ISS reconciles their client account list against the account list provided by the Operations Department.

Proxy Resolution Committees

Ariel’s Domestic Proxy Resolution Committee consists of the following members:

(1)	Voting members are the domestic strategies Senior Research Team members; and

(2)	Non-voting members consist of the CCO and the Committee’s Secretary.

Ariel’s International/Global Proxy Resolution Committee consists of the following members:

(1)	Voting members are the Head Trader, International Equities, the back-up International Equities Trader and two representatives from the Senior Research Team for Ariel’s domestic strategies; and

(2)	The same non-voting members listed above.

These Committees make their respective decisions at Committee meetings which require, at minimum, four voting members to be present. The Committees’ decisions must be approved by at least a majority of the present voting members. The Committees’ minutes will document the decisions as well as the reasoning for such decisions. The Domestic Committee will meet semiannually to review these procedures and as necessary in situations identified in Sections III above and V below. The International/Global Committee will meet annually to review these procedures and as necessary in situations identified in Section III above.

Material Conflicts of Interest

A.	Ariel Investments, LLC

Ariel has adopted a Code of Ethics, Insider Trading Policy, and other compliance policies and procedures to preserve the independence of its investment advice to its clients. Nonetheless, from time to time, a proxy proposal may involve an apparent material conflict between the interests of Ariel’s clients and the interests of Ariel or any affiliated person of Ariel. In reviewing proxy issues to identify any potential material conflicts between Ariel’s interests and those of its clients, Ariel will consider:

(1)

Whether there are any existing or prospective business or personal (including familial) relationships between Ariel or its employees and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients; or

(2)	Whether the shareholder proposing a resolution on a proxy of a company whose securities are held in client accounts is also a client of Ariel.

Compliance will vet actual or potential conflicts pertaining to its client portfolio holdings’ proxies as follows: (1) after notification of an upcoming proxy vote for each proxy for those holdings in the domestic strategies and (2) after notification that the International/Global PM recommends voting differently than ISS for those holdings in the international and global strategies. Compliance does so by contacting each of the following departments regarding any actual or potential conflicts as outlined above: Institutional Marketing and Client Services; Fund Administration; Finance; Trading and Investments. A conflict can arise in one of two ways:

•	With respect to all proxy proposals pertaining to a portfolio holding, such as where a portfolio holding company is also an existing or prospective Ariel client; or
•	With respect to a specific shareholder’s proxy proposal, such as where a proposing shareholder is an Ariel client.

For Ariel’s domestic strategies, if Compliance determines that a potential material conflict of interest exists, Compliance will notify the applicable Analyst and the Director of Research Operations about the existence of the conflict. For each proxy proposal for those holdings in the domestic strategies that is subject to a conflict, Ariel’s analyst and the Director of Research Operations generally will recommend a vote in accordance with ISS’s recommendation. If the analyst and the Director of Research Operations recommend voting contrary to ISS’s recommendation for any proxy proposal, then those proxy proposals will be referred to the Domestic Proxy Resolution Committee, which is charged with determining whether the analyst’s and Director of Research Operation’s decision regarding proxy voting is based on the best interests of our clients and is not the product of a conflict. Proxy votes consistent with Exhibit A, “General Proxy Voting Guidelines,” are presumed to be consistent with the best interests of clients but are still subject to review and approval by the Committee.

For Ariel’s international and global strategies, Compliance will notify the International/Global Proxy Resolution Committee, which is charged with determining whether the International/Global PM’s decision regarding proxy voting is based on the best interests of our clients and is not the product of a conflict.

B.	Institutional Shareholder Services, Inc.

As part of the proxy voting process, Ariel’s domestic analysts and the Director of Research Operations:

•	Review ISS’s proxy voting recommendations and analyses; and

•	Utilize ISS’s proxy voting recommendations as Ariel’s votes for those clients’ proxies in situations wherein a potential material conflict of interest exists, as described above in Section V.A.

Ariel’s International/Global PM generally relies on ISS to vote the international and global strategies’ proxies in accordance with ISS’s recommendations. This PM will review ISS’s policy annually to confirm the decision to continue relying on ISS’s recommendations.

Ariel is aware that potential conflicts of interest may exist between ISS’s proxy advisory service, which provides proxy analyses and voting recommendations to institutional investors, and ISS’s Corporate Services, Inc (ICS), a wholly owned-subsidiary of ISS, which serves the corporate issuer community by providing products and services to enable issuers to understand and implement corporate governance best practices. ISS is aware of the potential conflicts of interest that may exist between ISS proxy advisory services and ICS and has taken various steps to neutralize these potential conflicts and provides Ariel with a copy of its policies, procedures and practices regarding potential conflicts of interest. Ariel identifies and addresses ISS’s conflicts that arise on an ongoing basis by requiring ISS to update Ariel of any relevant changes to ISS’s business or conflict procedures. In addition, Ariel takes reasonable steps to ensure that ISS can make its proxy voting recommendations and provide vote analysis in an impartial manner and in the best interests of Ariel’s clients. Such steps include, but are not limited to, reviewing ISS’s conflict procedures and the effectiveness of their implementation and evaluating ISS’s relationships with companies for which Ariel votes proxies if ISS makes such information available. How often Ariel engages in such a review is at the discretion of the CCO. Any conflicts of interest will be reviewed and disclosed by the CCO to the relevant parties as part of the proxy voting process outlined above.

VI.	Disclosures to Clients

Proxy information will be provided to clients in accordance with their agreement with Ariel or upon request. Upon a client’s request for information, Ariel will furnish to the requesting client (a) a copy of these Proxy Voting Policies and Procedures, including the guidelines in Exhibit A, or (b) information about how Ariel voted with respect to such client’s securities. Except as otherwise directed by a client or required by law, Ariel will maintain the confidentiality of how it plans to vote or has voted proxies relating to such client’s securities.

Ariel will disclose to its clients, in its written disclosure statement on Part 2 of Form ADV or elsewhere (as deemed necessary or appropriate):

•	How clients may obtain information from Ariel about how Ariel voted with respect to their securities; and

•	A summary of Ariel’s proxy voting policies and procedures as well as how a client may request a copy of these Proxy Voting Policies and Procedures (Exhibit B).

The Board of Trustees of the Ariel Investment Trust will have the responsibility of reviewing proxy voting matters for the Trust, including how Ariel is voting proxies for the Trust.

Ariel Investment Trust will file Form N-PX on a timely basis with the SEC. Fund Administration, in conjunction with Operations and Legal, is responsible for making this filing.

VIII.	Books and Records Relating to Proxies

In connection with voting proxies and these Proxy Voting Policies and Procedures, Ariel maintains (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

•	Ariel’s policies and procedures relating to voting proxies;

•

A copy of each proxy statement that Ariel receives regarding clients’ securities, provided that Ariel may rely on (a) a third party to make and retain, on Ariel’s behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

•	A record of each vote cast by Ariel on behalf of clients, provided that Ariel may rely on a third party to make and retain, on Ariel’s behalf, pursuant to a written undertaking, records of votes cast;
•	Copies of any documents created by Ariel that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and
•

A record of each written client request for proxy voting information and a copy of any written response by Ariel to any written or oral client request for information on how Ariel voted proxies on behalf of the requesting client.

Such books and records will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record.

VIII.	General Proxy Voting Guidelines

Attached to these Proxy Voting Policies and Procedures is Exhibit A, “General Proxy Voting Guidelines,” which describe Ariel’s general proxy voting guidelines. These guidelines are not intended to address every proxy proposal that may arise, and Ariel reserves the right to depart from these guidelines when Ariel believes that it is in its clients’ best interests to do so. The Director of Research Operations will document the reason for any vote deviating from the stated guidelines.

IX.	Amendments

These Proxy Policies and Procedures are subject to change as necessary to remain current with applicable rules and regulations and Ariel’s internal policies and procedures.

EXHIBIT A

ARIEL INVESTMENTS, LLC (“ARIEL”)

GENERAL PROXY VOTING GUIDELINES

I.  Ariel’s Domestic Strategies

As part of our domestic strategies’ investment process we place extraordinary emphasis on a company’s management, Board and activities. We view proxy voting as an extension of our core research efforts. We look for companies with high quality managements, as represented by their industry experience, managerial track records, and their reputations within the community. Furthermore, we strive to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. As a result, it is generally our policy to vote in favor of proposals recommended by the Board.

It is generally our policy to vote in accordance with ISS’s recommendations in the following two situations:

1.	For those proxy votes in which potential material conflicts of interest exist; and

2.	For those proxy votes in which our clients held shares on the record date, but no longer held shares on the voting recommendation date.

While the majority of proxies voted are routine issues, i.e., Election of Directors and Selection of Auditors, all non-routine issues are analyzed on an individual basis by the Ariel analyst who follows the company in question. Below is a summary of the guidelines that generally guide this decision-making.

1.

Approval and/or Amendments to Executive Compensation. We recognize the need for companies to have flexibility in the way they compensate executives and to utilize a variety of tools, including options and restricted stock, to provide incentive to employees. In general, we favor stock incentive plans as they promote employee loyalty and encourage a greater effort by those who have a vested interest in the company. We endorse the ISS methodology for the analysis of an executive compensation plan and thus generally vote our proxies per their recommendation. However, we reserve the right to evaluate individual plans on a case-by-case basis.

2.

Withholding Board Authority. In general, we do not vote to withhold Board Authority to engage in a particular action. However, in rare instances we may do so if we are concerned that actions of senior management and the Board will fail to enhance shareholder value.

3.

Golden Parachutes. Because most golden parachutes give executives such extreme compensation in exchange for a change in corporate control with no regard for either performance or shareholders’ return, we are generally opposed to any proposal for this type of compensation.

4.	Poison Pills. In general, we oppose poison pills.

5.

Mergers/Reorganizations. We strongly believe shareholders have an absolute right to vote on mergers and reorganizations. We review each of these instances on a case-by-case basis to determine whether to support or reject such a proposal. Decisions are based on our view of the best long-term prospects for the company and whether the restructuring/merger is consistent with that long-term performance. Moreover, the terms and provisions of the merger/restructuring must be fair to existing shareholders.

6.	Northern Ireland. We vote in favor of any shareholder proposal that calls for the adoption or implementation of the MacBride principles.

7.

Environmental. Because a company’s environmental policies and record can have a substantial effect on financial performance, we favor resolutions asking for a report of current environmental practices.

II.  Ariel’s International and Global Strategies

With respect to our International and Global strategies (which include U.S. securities), it is generally our policy to vote in accordance with ISS’s voting recommendations.

EXHIBIT B

Summary of Ariel Investments, LLC’s Proxy Policies and Procedures

In accordance with applicable regulations and law, Ariel Investments, LLC (“Ariel”), a federally registered investment adviser, is providing this summary of its Proxy Voting Policies and Procedures (the “Proxy Policies”) concerning proxies voted by Ariel on behalf of each client who delegates proxy voting authority to Ariel and delivers the proxies to us. A client may retain proxy voting powers, give particular proxy voting instructions to us, or have a third party fiduciary vote proxies. Our Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and our internal policies and procedures.

Ariel’s Domestic Strategies

As part of our domestic strategies’ investment process, Ariel places extraordinary emphasis on a company’s management, its Board and its activities. Ariel looks for companies with high quality managements, as represented by their industry experience, and their reputations within the community. Furthermore, Ariel strives to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. As a result, it is generally Ariel’s policy to vote in favor of proposals recommended by the Board.

Ariel has established general guidelines for voting clients’ proxies. While these generally guide Ariel’s decision-making, all issues are analyzed by the Ariel Analyst who follows the company as well as Ariel’s Director of Research Operations. As a result, there may be cases in which particular circumstances lead Ariel to vote an individual proxy differently than otherwise stated within Ariel’s general proxy voting guidelines. In such cases, Ariel will document its reasoning.

If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, it is Ariel’s policy to generally vote in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”). If, in a conflict situation, Ariel decides to vote differently than ISS, the proxy will be referred to Ariel’s Domestic Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interests of Ariel’s clients and is not the product of a conflict.

Ariel’s International and Global Strategies

With respect to our International and Global strategies (which include U.S. securities), it is generally our policy to vote in accordance with ISS’s voting recommendations. If Ariel decides to vote differently than ISS, the proxy will be referred to Ariel’s International/Global Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interests of Ariel’s clients and not the result of a conflict in those instances where a conflict has been identified.

Voting Limitations

Ariel generally will not vote its clients’ proxies in the following circumstances:

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For those securities not specifically acquired for a client’s account by Ariel (e.g., if a new Ariel client transferred securities to Ariel and Ariel has not yet sold the securities through the account transition process).

•	In those instances where Ariel receives a meeting notice without enough time to fully process the proxy.
•	For those Ariel clients who engage in securities lending programs through their custodians, and the security is on loan at the record date.
•	In those international markets where share blocking applies due to liquidity constraints.
•	In those international markets requiring the re-registration of the clients’ shares in the underlying clients’ names unless the sub-custodian is able to timely re-register the shares.
•

In those international markets requiring the client’s execution of a power of attorney to permit the sub-custodian to vote the proxy unless the client has provided the requisite power of attorney to the local sub-custodian.

For those proxy votes in which Ariel’s clients held shares on the record date, but no longer held shares on the voting recommendation date, it is generally Ariel’s policy to vote in accordance with ISS’s recommendation.

Ariel may be required to vote shares in securities of regulated companies (such as banks) in conformance with conditions specified by the industry’s regulator. Additionally, the issuer of a security may impose limitations upon Ariel’s ability to vote proxies for its clients. In certain circumstances, this may mean that Ariel will refrain from voting shares.

For each proxy, Ariel maintains records as required by applicable law. Proxy voting information will be provided to clients in accordance with their agreement with us or upon request. A client may request a copy of Ariel’s Proxy Voting Policies and Procedures, or a copy of the specific voting record for their account, by calling Ariel at 1-800-725-0140, or writing to Ariel Investments, LLC at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601.

Federated – Proxy Voting Policy

The general policy of Federated Clover Investment Advisors (the subadviser) is to cast proxy votes in favor of proposals that the subadviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the subadviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether the subadviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the subadviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). The subadviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the subadviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The subadviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the subadviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the subadviser will vote proxies relating to proposed mergers, capital reorganizations and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The subadviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. The subadviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the subadviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the subadviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the subadviser typically votes against such measures in other contexts.

The subadviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. The subadviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the subadviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the subadviser will not vote proxies for such shares.

Proxy Voting Procedures. The subadviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the subadviser by the Board in accordance with the proxy voting policies. The subadviser has hired Glass Lewis & Co. (GL) to obtain, vote and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee has supplied GL with general voting instructions that represent decisions made by the

Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting instructions at any time or to vote contrary to the voting instructions at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the subadviser’s general policy. GL may vote any proxy as directed in the voting instructions without further direction from the Proxy Committee and may make any determinations required to implement the voting instructions. However, if the voting instructions require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.

Conflicts of Interest. The subadviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the subadviser or Distributor. This may occur where a significant business relationship exists between the subadviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent or the subject of a proxy vote and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The subadviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the subadviser have influenced proxy votes. Any employee of the subadviser who is contacted by an Interested Company regarding proxies to be voted by the subadviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the subadviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the voting instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the voting instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the subadviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the subadviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

If the Fund holds shares of another investment company for which the subadviser (or an affiliate) acts as an investment subadviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the subadviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report. A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the SEC’s website at www.sec.gov.

FRANKLIN ADVISERS, INC.

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or Undertakings for the Collective Investment of Transferable Securities (“UCITS”) that have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’s and/or Glass Lewis’s analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. Rather, Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.

The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);

4.	The issuer is a significant executing broker dealer;

5.	An Access Person of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.

A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, ISS and/or Glass Lewis analyses, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental, Social and Governance Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues. Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications. Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The Investment Manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. In some foreign jurisdictions, even if Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which Investment Manager does not have sufficient notice; and (c) the exercise by the issuer of its discretion to reject the vote of Investment Manager. Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.

The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.

The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.

In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

5.

The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.

After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.

The Proxy Group will make every effort to submit Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

9.

The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy

Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.

If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.

The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.

The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.

The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

15.	The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.

The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of ISS and Glass Lewis via on-site visits or by written questionnaires. The Investment Manager reviews the conflicts procedures of ISS and Glass Lewis as part of the periodic due diligence process. The Investment Manager also considers the independence of ISS and Glass Lewis on an on-going basis.

18.

The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC.

As of January 2, 2014

Compliance Policies and Procedures

Geode Capital Management, LLC

(“Geode”)

Proxy Voting Policy and Procedures

Geode Proxy Voting Policies

As an investment adviser, Geode holds voting authority for securities in many of the client accounts that it manages. Geode takes seriously its responsibility to monitor corporate events affecting securities in those client accounts and to exercise its voting authority with respect to those securities in the best interests of its clients (including shareholders of mutual funds for which it serves as adviser or sub- adviser). The purposes of these proxy voting policies are to (1) establish a framework for Geode’s analysis and decision-making with respect to proxy voting and (2) set forth operational procedures for Geode’s exercise of proxy voting authority.

Overview

Geode applies the same voting decision for all accounts in which it exercises voting authority, and seeks in all cases to vote in a manner that Geode believes represents the best interests of its clients (including shareholders of mutual funds for which it serves as adviser or sub-adviser). Geode anticipates that, based on its current business model, it will manage the vast majority of assets under its management using passive investment management techniques, such as indexing. Geode also manages private funds and separate accounts using active investment management techniques, primarily employing quantitative investment strategies.

Members of the Operations Committee oversee the exercise of voting authority under these proxy voting policies, consulting with Geode’s legal counsel with respect to controversial matters and for interpretive and other guidance. Geode will engage an established commercial proxy advisory service (the “Agent”) for comprehensive analysis, research and voting recommendations, particularly for matters that may be controversial, present potential conflicts of interest or require additional analysis under these guidelines

Geode may determine to accept or reject any recommendation based on the research and analysis provided by the Agent or on any independent research and analysis obtained or generated by Geode. However, because the recommended votes are determined solely based on the customized policies established by Geode, Geode expects that the recommendations will be followed in most cases. The Agent also acts as a proxy voting agent to affect the votes and maintain records of all of Geode’s proxy votes. In all cases, the ultimate voting decision and responsibility rests with the members of the Operations Committee, which are accountable to Geode’s clients (including shareholders of mutual funds for which it serves as adviser or sub-adviser).

Due to its focused business model and the number of investments that Geode will make for its clients (particularly pursuant to its indexing strategy), Geode does not anticipate that actual or potential conflicts of interest are likely to occur in the ordinary course of its business. However, Geode believes it is essential to avoid having conflicts of interest affect its objective of voting in the best interests of its clients. Therefore, in the event that members of the Operations Committee, the Agent or any other person involved in the analysis or voting of proxies has knowledge of, or has reason to believe there may exist, any potential relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode (and any subsidiary of Geode) or their respective directors, officers, employees or agents, such person shall notify other members of the Operations Committee and may consult with outside counsel to Geode to analyze and address such potential conflict of interest. In the case of an actual conflict of interest, on the advice of counsel, Geode expects that the independent directors of Geode will consider the matter and may (1) determine that there is no conflict of interest (or that reasonable measures have been taken to remedy or avoid any conflict of interest) that would prevent Geode from voting the applicable proxy, (2) using such information as is available from the Agent, vote the applicable proxy, or (3) cause authority to be delegated to the Agent or a similar special fiduciary to vote the applicable proxy.

Geode has established the specific proxy voting policies that are summarized below to maximize the value of investments in its clients’ accounts, which it believes will be furthered through (1) accountability of a company’s management and directors to its shareholders, (2) alignment of the interests of management with those of shareholders (including through compensation, benefit and equity ownership programs), and (3) increased disclosure of a company’s business and operations. Geode reserves the right to override any of its proxy voting policies with respect to a particular shareholder vote when such an override is, in Geode’s best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of Geode’s clients.

Policies

All proxy votes shall be considered and made in a manner consistent with the best interests of Geode’s clients (including shareholders of mutual fund clients) without regard to any other relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode or its affiliates. As a general matter, (1) proxies will be voted FOR incumbent members of a board of directors and FOR routine management proposals, except as otherwise addressed under these policies; (2) shareholder and non-routine management proposals addressed by these policies will be voted as provided in these policies; and (3) shareholder and non-routine management proposals not addressed by these policies will be evaluated by the members of Geode’s Operations Committee based on fundamental analysis and/or research and recommendations provided by the Agent, and the members of the Operations Committee shall make the voting decision.

When voting the securities of non-US issuers, Geode will evaluate proposals in accordance with these policies but will also take local market standards and best practices into consideration. Geode may also limit or modify its voting at certain non-US meetings (e.g., if shares are required to be blocked or reregistered in connection with voting).

Geode’s specific policies are as follows:

I.        I.         Election of Directors

Geode will generally vote FOR incumbent members of a board of directors except:

•	• Attendance. The incumbent board member failed to attend at least 75% of meetings in the previous year and does not provide a reasonable explanation.

•	• Independent Directors do not comprise a majority of the board or certain key committees (e.g., audit, compensation, and nominating).

•

•    Director Responsiveness. The board failed to act on shareholder proposals that received approval by Geode and a majority of the shares outstanding the previous year or Geode and a majority of the votes cast in the last year and one of the two previous years. The board failed to act on takeover offers where Geode and a majority of shareholders tendered their shares. At the previous board election, directors opposed by Geode received more than 50 percent withhold/against votes of the shares cast, and the company failed to address the issue(s) that caused the high withhold/against vote.

•	• In Other Circumstances when a member of the board has acted in a manner inconsistent with the interests of shareholders of a company whose securities are held in client accounts.

II.      II.        Majority Election. Unless a company has a policy achieving a similar result, Geode will generally vote in favor of a proposal calling for directors to be elected by a majority of votes cast in a board election provided that the plurality vote applies when there are more nominees than board seats.

III. III. Say	on Pay (non-binding).

•

•    General Advisory Vote. Geode will generally vote FOR the company’s prior year’s compensation for its executive officers named in the proxy statement, unless it believes the company has engaged in poor compensation practice, or provided poor compensation disclosure.

•	• Frequency Vote. Geode will generally vote FOR having an advisory vote on executive compensation every year.

•	• Golden Parachute. Geode will vote all separate non-binding votes on “golden parachute” severance agreements tied to shareholder votes on mergers, acquisitions, or the sale of substantially all of a company’s assets as provided below in the section related to Anti- Takeover Proposals.

IV. IV. Vote	AGAINST Anti-Takeover Proposals, including:

•	• Addition of Special Interest Directors to the board.

•

•        Authorization of “Blank Check” Preferred Stock. Geode will vote FOR proposals to require shareholder approval for the distribution of preferred stock except for acquisitions and raising capital in the ordinary course of business.

•

•        Classification of Boards, except in certain instances where the company’s charter or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors. Geode will vote FOR proposals to de-classify boards.

•	• Fair Price Amendments, other than those that consider only a two-year price history and are not accompanied by other anti-takeover measures.

•

•        Golden Parachutes including (1) any accelerated options and/or employment contracts that Geode deems to be excessive in the event of termination, (2) compensation contracts for outside directors, and (3) Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment. In addition, adoption of a Golden or Tin Parachute will result in Geode voting AGAINST the election of incumbent members of the compensation committee or a management slate in the concurrent or next following vote on the election of directors.

•

•        Poison Pills. Adoption or extension of a Poison Pill without shareholder approval will result in our voting AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors, provided the matter will be considered if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders;

(c) the term is less than three years; (d) the Pill includes a qualifying offer clause; and (e) shareholder approval is required to reinstate the expired Pill. Geode will vote FOR shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

•	• Reduction or Limitation of Shareholder Rights (e.g., action by written consent, ability to call meetings, or remove directors).

•

•        Reincorporation in another state (when accompanied by Anti-Takeover Provisions, including increased statutory anti-takeover provisions). Geode will vote FOR reincorporation in another state when not accompanied by such anti-takeover provisions.

•	• Requirements that the Board Consider Non-Financial Effects of merger and acquisition proposals.

•	• Requirements regarding Size, Selection and Removal of the Board that are likely to have an anti-takeover effect (although changes with legitimate business purposes will be evaluated).

•	• Supermajority Voting Requirements (i.e., typically 2/3 or greater) for boards and shareholders. Geode will vote FOR proposals to eliminate supermajority voting requirements.

•	• Transfer of Authority from Shareholders to Directors.

V.        V.      Vote FOR proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

VI.        VI.      Vote AGAINST the introduction of new classes of Stock with Differential Voting Rights.

VII.     VII.      Vote AGAINST introduction and FOR elimination of Cumulative Voting Rights, except in certain instances where it is determined not to enhance shareholders’ interests.

VIII.      VIII.   Vote FOR elimination of Preemptive Rights.

IX.      IX.        Vote FOR Anti-Greenmail proposals so long as they are not part of anti-takeover provisions (in which case the vote will be AGAINST).

X.        X.        Vote FOR charter and by-law amendments expanding the Indemnification of Directors to the maximum extent permitted under Delaware law (regardless of the state of incorporation) and vote AGAINST charter and by-law amendments completely Eliminating Directors’ Liability for Breaches of Care.

XI.        XI.      Vote FOR proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII.    XII.       Vote FOR Open-Market Stock Repurchase Programs, provided that the repurchase price to be paid would not exceed 105% of the market price as of the date of purchase.

XIII.    XIII.    Vote FOR management proposals to implement a Reverse Stock Split when the number of shares will be proportionately reduced to avoid de-listing.

XIV.     XIV.   Vote FOR management proposals to Reduce the Par Value of common stock.

XV.     XV.      Vote FOR the Issuance of Large Blocks of Stock if such proposals have a legitimate business purpose and do not result in dilution of greater than 20%.

XVI.    XVI.      Vote AGAINST Excessive Increases in Common Stock. Vote AGAINST increases in authorized common stock that would result in authorized capital in excess of three times the company’s shares outstanding and reserved for legitimate purposes. For non-U.S. securities with conditional capital requests, vote AGAINST issuances of shares with preemptive rights in excess of 100% of the company’s current shares outstanding. Special requests will be evaluated, taking company-specific circumstances into account.

XVII.    XVII.    Vote AGAINST the adoption of or amendment to authorize additional shares under a Stock Option Plan if:

•	• The stock option plan includes evergreen provisions, which provides for an automatic allotment of equity compensation every year.

•

•        The dilution effect of the shares authorized under the plan (including by virtue of any “evergreen” or replenishment provision), plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

•

•        The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus, except that a modest number of shares (limited to 5% for a large capitalization company and 10% for a small capitalization company) may be available for grant to employees and directors under the plan if the grant is made by a compensation committee composed entirely of independent directors (the “De Minimis Exception”).

•

•        The plan is administered by (1) a compensation committee not comprised entirely of independent directors or (2) a board of directors not comprised of a majority of independent directors, provided that a plan is acceptable if it satisfies the De Minimis Exception.

•

•        The plan’s terms allow repricing of underwater options, or the board/committee has repriced options outstanding under the plan in the past two years, unless by the express terms of the plan or a board resolution such repricing is rarely used (and then only to maintain option value due to extreme circumstances beyond management’s control) and is within the limits of the De Minimis Exception.

XVIII. XVIII.    Vote AGAINST the election of incumbent members of the compensation committee or a management slate in the concurrent or next following vote on the election of directors if, within the last year and without shareholder approval, the company’s board of directors or compensation committee has repriced outstanding options.

XIX.      XIX.    Evaluate proposals to Reprice Outstanding Stock Options, taking into account such factors as:

(1) whether the repricing proposal excludes senior management and directors; (2) whether the options proposed to be repriced exceeded the dilution thresholds described in these current proxy voting policies when initially granted; (3) whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model; (4) the company’s relative performance compared to other companies within the relevant industry or industries; (5) economic and other conditions affecting the relevant industry or industries in which the company competes; and (6) other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

XX.        XX.        Vote AGAINST adoption of or amendments to authorize additional shares for Restricted Stock Awards (“RSA”) if:

•

•        The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, for small capitalization companies, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

XXI.    XXI.      Vote AGAINST Omnibus Stock Plans if one or more component violates any of the criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, unless such component is de minimis. In the case of an omnibus stock plan, the dilution limits applicable to Stock Option Plans or RSAs under these proxy voting policies will be measured against the total number of shares under all components of such plan.

XXII. XXII.    Vote AGAINST Employee Stock Purchase Plans if the plan violates any of the relevant criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, except that (1) the minimum stock purchase price may be equal to or greater than 85% of the stock’s fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity, and (2) in the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing “best practices,” as articulated by the Agent, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

XXIII. XXIII.  Vote AGAINST Stock Awards (other than stock options and RSAs) unless it is determined they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

XXIV. XXIV.  Vote AGAINST equity vesting acceleration programs or amendments to authorize additional shares under such programs if the program provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

XXV. XXV.    Vote FOR Employee Stock Ownership Plans (“ESOPs”) of non-leveraged ESOPs, and in the case of leveraged ESOPs, giving consideration to the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Geode may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Geode will vote AGAINST a leveraged ESOP if all outstanding loans are due immediately upon a change in control.

XXVI. XXVI.    Vote AGAINST management or shareholder proposals on other Compensation Plans or Practices if such plans or practices are Inconsistent with the Interests of Shareholders. In addition, Geode may vote AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors if Geode believes a board has approved executive compensation arrangements inconsistent with the interests of shareholders.

XXVII. XXVII. BSTAIN with respect to shareholder proposals addressing Social / Political Responsibility Issues, which Geode believes generally address ordinary business matters that are primarily the responsibility of a company’s management and board, except where a proposal has substantial economic implications for the company’s securities held in client accounts.

XXII. ABSTAIN with respect to shareholder proposals addressing Political Contributions, which Geode believes generally address ordinary business matters that are primarily the responsibility of a company’s management and board, except where a proposal has substantial economic implications for the company’s securities held in client accounts.

I.        I.        Vote AGAINST shareholder proposals seeking to establish proxy access.

Geode will evaluate management proposals on proxy access.

II.        II.        Shares of Investment Companies - Geode will generally vote in favor of proposals recommended by the underlying funds’ Board of Trustees.

GSAM Global Proxy Voting Policy, Procedures and Guidelines

2013 Edition

April 2013

Part I: Policy and Procedures

A.	Objective
B.	Guiding Principles
C.	Implementation and the Proxy Voting Process
D.	Conflicts of Interest

Part II: Proxy Voting Guidelines

      Summary

A.	U.S. Proxy Items

Guidelines

B.	Non-U.S. Proxy Items

Guidelines

Goldman Sachs Asset Management

“GSAM”** For purposes of this Policy, “GSAM” refers, collectively, to the following legal entities:

Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; Dwight Asset Management Company LLC; Goldman Sachs (Singapore) Pte.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Korea Co., Ltd.; Goldman Sachs Asset Management Co. Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs (India) Securities Private Limited; Goldman Sachs Asset Management (India) Private Limited; Goldman Sachs Representacoes Ltda.; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.; Goldman Sachs Asset Management Company Private Limited; Goldman Sachs Asset Management Australia Pty Ltd.; Goldman Sachs Australia Managed Funds Limited; Goldman Sachs Trustee Company (India) Private Limited; Goldman Sachs Global Advisory Products LLC.

POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

A.	Objective

GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.

B.	Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

GSAM periodically reviews this Policy, including our use of the GSAM Guidelines (as defined below), to ensure it continues to be consistent with our guiding principles.

C.	Implementation and the Proxy Voting Process

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Implementation by GSAM Portfolio Management Teams

General Overview

GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting service (“Proxy Service”) The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services. to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. GSAM retains the responsibility for proxy voting decisions.

GSAM’s portfolio management teams (each, a “Portfolio Management Team”) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Potential Limitations on GSAM’s Ability to Vote Proxies

In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.

From time to time, GSAM may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts which can affect GSAM’s ability to vote such proxies, as well as the desirability of voting such proxies. As a result, GSAM, from time to time, may determine that it is not desirable to vote proxies in certain circumstances. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients and the nature of GSAM’s voting in such securities. GSAM’s ability to vote proxies may also be affected by, among other things: (i) meeting notices were received too late; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular solicitation. GSAM will use its commercially reasonable efforts to vote according to the client’s request in these circumstances, and cannot provide assurances that such voting requests will be implemented.

Use of a Proxy Service

As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and

Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

D. Conflicts of Interest

Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.

Effective: March 2013

Part II

GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services are excessive.

Non-audit fees are excessive if:

•	Non-audit fees exceed audit fees + audit-related fees + tax compliance/preparation fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2.	Board of Directors

The Board of Directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities. When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:

•	Inside Director
•	Employee of the company or one of its affiliates
•	Among the five most highly paid individuals (excluding interim CEO)
•	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934
•	Current interim CEO

•	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director
•	Board attestation that an outside director is not independent
•	Former CEO or other executive of the company within the last 3 years
•	Former CEO or other executive of an acquired company within the past three years

•	Independent Outside Director
•	No material connection to the company other than a board seat

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a disclosed valid excuse for each of the last two years;
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) when:

•	The inside or affiliated outside director serves on the audit, compensation, or nominating (vote against affiliated directors only for nominating) committees;
•	The company lacks an audit compensation, or nominating (vote against affiliated directors only for nominating) committee so that the full board functions as that committee and insiders are participating in voting on matters that independent committees should be voting on;
•	The full board is less than majority independent (in this case withhold from affiliated outside directors); at controlled companies, GSAM will vote against the election of affiliated outsiders and nominees affiliated with the parent and will not vote against the executives of the issuer.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent Chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;
•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member (s).

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;
•	The company receives an adverse opinion on the company’s financial statements from its auditor; or
•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	Two-thirds independent board;
•	All independent key committees; or
•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting unless:

•	The company has adopted majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

3.	Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote first:

•	AGAINST Management Say on Pay (MSOP) Proposals or;
•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment, then;
•	If no MSOP or equity-based incentive plan proposal item is on the ballot, AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Reasons to vote AGAINST the equity plan could include the following factors:

•	The plan is a vehicle for poor pay practices; or
•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
•	The company’s three year burn rate and Shareholder Value Transfer (SVT) calculations both materially exceed industry group metrics.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST shareholder or management proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.

Pay-for-Performance Disconnect:

•	GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

Additional Factors Considered Include:

•	Boards responsiveness if company received 70% or less shareholder support in the previous years MSOP vote;
•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•	Egregious employment contracts;
•	Excessive perquisites or excessive severance and/or change in control provisions;
•	Repricing or replacing of underwater stock options without prior shareholder approval;
•	Excessive executive pledging or hedging of stock by executives;
•	Egregious pension/SERP (supplemental executive retirement plan) payouts;
•	Extraordinary relocation benefits;
•	Internal pay disparity;

•	Depth of disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and
•	Long-term equity based compensation is 100% time-based.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;
•	Limits on employee contribution;
•	Company matching contribution; and
•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•	Rationale for the re-pricing;
•	If it is a value-for-value exchange;
•	If surrendered stock options are added back to the plan reserve;
•	Option vesting;
•	Term of the option—the term should remain the same as that of the replaced option;
•	Exercise price—should be set at fair market or a premium to market;
•	Participants—executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR Shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy allows retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change in control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

1.	Proxy Contests and Access

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for open proxy access.

GSAM may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM will not support if the ownership threshold is less than 3%);
•	The maximum proportion of directors that shareholders may nominate each year (GSAM will not support if the proportion of directors is greater than 25%); and
•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.	Shareholders Rights & Defenses

Shareholder Ability to Act by Written Consent

Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, do not support shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;
•	Market reaction;
•	Strategic rationale;
•	Management’s track record of successful integration of historical acquisitions;
•	Presence of conflicts of interest; and
•	Governance profile of the combined company.

7.	State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;
•	Whether the company has the following good governance features:
•	An annually elected board;
•	A majority vote standard in uncontested director elections; and
•	The absence of a poison pill, unless the pill was approved by shareholders.

8.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:

•	Past Board performance;
•	The company’s use of authorized shares during the last three years;
•	One- and three-year total shareholder return;
•	The board’s governance structure and practices;
•	The current request;
•	Disclosure in the proxy statement of specific reasons for the proposed increase;

•	The dilutive impact of the request as determined through an allowable increase, which examines the company’s need for shares and total shareholder returns; and
•	Risks to shareholders of not approving the request.

9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include: Reports asking for details on 1) labor and safety policies, 2) impact on the environment of the company’s oil sands or fracturing operations or 3) water-related risks

When evaluating social and environmental shareholder proposals the following factors should be considered:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	What other companies have done in response to the issue addressed in the proposal;
•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies
•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;
•	If the company’s current level of disclosure is comparable to that of its industry peers; and
•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
•	Whether company disclosure lags behind industry peers;
•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
•	The feasibility of reduction of GHGs given the company’s product line and current technology and;
•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs;
•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

GSAM will not necessarily vote for the proposal merely to encourage further disclosure of trade association or lobbying spending.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report or implementation of a policy on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;
•	Whether or not existing relevant policies are consistent with internationally recognized standards;
•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.

Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;
•	Name of the proposed auditor has not been published;
•	The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or
•	There are clear concerns over questionable finances or restatements; or
•	There have been questionable transactions or conflicts of interest; or
•	There are any records of abuses against minority shareholder interests; or
•	The board fails to meet minimum corporate governance standards. or
•	There are reservations about:
•	Director terms
•	Bundling of proposals to elect directors
•	Board independence
•	Disclosure of named nominees
•	Combined Chairman/CEO
•	Election of former CEO as Chairman of the Board
•	Overboarded directors
•	Composition of committees
•	Director independence
•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or
•	Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;
•	Independence of board candidates;
•	Experience and skills of board candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment;
•	Responsiveness to shareholders;
•	Whether a takeover offer has been rebuffed;
•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director

•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•	Government representative;
•	Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•	Relative of a current employee of the company or its affiliates;
•	Relative of a former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee;
•	Former executive (5 year cooling off period);
•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•	Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.	Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	2/3 independent board, or majority in countries where employee representation is common practice;
•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	Fully independent key committees; and/or
•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;
•	There is clear evidence of historical abuse;
•	There is no safeguard in the share repurchase program against selective buybacks;
•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.	Mergers and Corporate Restructuring & Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;
•	Market reaction;
•	Strategic rationale;
•	Management’s track record of successful integration of historical acquisitions;
•	Presence of conflicts of interest; and
•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;
•	The nature of the asset to be transferred/service to be provided;
•	The pricing of the transaction (and any associated professional valuation);
•	The views of independent directors (where provided);
•	The views of an independent financial adviser (where appointed);
•	Whether any entities party to the transaction (including advisers) is conflicted; and
•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or not benefit.

7.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Please refer to page 9 for our current approach to these important topics.

INVESCO ADVISERS, INC.

I.1.      PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

The following policies and procedures apply to all institutional and retail funds and accounts (collectively, the “Accounts”) managed by Invesco Advisers, Inc. (“Invesco”).

A. GUIDING PRINCIPLES

Public companies hold meetings for shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and the selection of auditors, are addressed and, where applicable, voted on by shareholders. Proxy voting gives shareholders the opportunity to vote on issues that impact a company’s operations and policies without attending the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its Clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with Clients’ best interests, which Invesco interprets to mean Clients’ best economic interests, and Invesco’s established proxy voting policies and procedures.

The primary aim of Invesco’s proxy policies is to encourage a culture of performance among the companies in which Invesco invests on behalf of Clients, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is, in itself, unlikely to maximize shareholder value.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on the following

•

•    maximizing long-term value for Clients and protecting Clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders;

•

•    reflecting Invesco’s belief that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized; and

•	• addressing potential conflicts of interest that may arise from time to time in the proxy voting process.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy Administration - In General

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with that team’s view as to the best economic interest of Clients, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments -driven committee comprised of representatives from each investment management team and Invesco’s Head of Proxy Administration. IUPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, and to vote proxies where Invesco as a firm has a conflict of interest with an issuer or an investment professional has a personal conflict of interest with an issuer whose proxy he or she is charged with voting. Absent a conflict of interest, the IUPAC representative for each investment team, in consultation with his or her team, is responsible for voting proxies for the securities the team manages. In addition to IUPAC, the Invesco mutual fund board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by the Head of Proxy Administration. IUPAC and Invesco’s proxy administration, compliance and legal teams regularly communicate and review Invesco’s proxy policies and procedures to ensure that they remain consistent with Clients’ best interests, regulatory requirements and industry best practices.

Use of Third Party Proxy Advisory Services

Representatives of the IUPAC have direct access to third party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and use the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration group performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the firms are asked to deliver updates directly to the mutual fund board of trustees. IUPAC conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

Proxy Voting Platform and Administration

Invesco maintains a proprietary global proxy administration platform, supported by the Head of Proxy Administration and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions such as share blocking and issuer/shareholder engagement. Invesco believes that managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters (including reporting by business unit, issuer or issue) that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, is stored in order to build institutional knowledge over time across the Invesco complex with respect to individual companies and proxy issues. Investment professionals also use the platform to access third-party proxy research.

C. Proxy Voting Guidelines (the “Guidelines”)

The following guidelines describe Invesco’s general positions with regard to various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each investment team retains ultimate discretion to vote proxies in the manner they deem to be the most appropriate, consistent with the proxy voting principles and philosophy discussed above. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”)

without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

II.	II. Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

I.	I. Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

I.	I. Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

II.	II. Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

III.	III. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

IV.	IV. Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D. EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless the Client retains, in writing, the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For proxies held by certain Client accounts managed in accordance with fixed income, money market and index strategies, Invesco will typically vote in line with the majority of the rest of the shares voted by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the expertise and comprehensive proxy voting reviews conducted by teams employing active equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of Clients, absent certain types of conflicts of interest, which are discussed elsewhere in these policies and procedures.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic or other opportunity cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its Clients’ proxies despite using commercially reasonable efforts to do so. Particular examples of such instances include, but are not limited to, the following:

•

•    When securities are participating in an Invesco securities lending program, Invesco determines whether to terminate the loan by weighing the benefit to the Client of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities.

•

•    In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	• An inability to receive proxy materials from our Clients’ custodians with sufficient time and information to make an informed voting decision.

•

•    Some non-U.S. companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E. Resolving potential conflicts of interest

Firm Level Conflicts of Interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts.

Invesco generally resolves such potential conflicts in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Voting of Proxies Related to Invesco Ltd.

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held by Clients from time to time.

Personal Conflicts of Interest

If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F. RECORDKEEPING

The Investments Administration team will be responsible for all Proxy Voting record keeping.

G. Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative.

J.P. MORGAN ASSET MANAGEMENT

Global Proxy Voting

Procedures and Guidelines

For North America, Europe, Middle East, Africa, Central America, South America and

Asia

2014 Edition

April 1, 2014

Part I:  JPMorgan Asset Management Global

Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of 13 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

I.	The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan. 1

1The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

C.	The Proxy Voting Process - Continued

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and JPMAM’s Chief Fiduciary Officer will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain JPMAM personnel from the proxy voting process;
•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;
•	a copy of each proxy statement received on behalf of JPMAM clients;
•	a record of each vote cast on behalf of JPMAM client holdings;
•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
•

a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank, N.A.

J.P. Morgan Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

JF Asset Management Limited

JF Asset Management (Singapore) Limited

JF International Management Inc.

J.P. Morgan Private Investments, Inc.

Security Capital Research & Management Incorporated

Bear Stearns Asset Management

Part II: Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

Part II.A: North America Proxy Voting Guidelines

1.	Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1)	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2)	adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3)	are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4)	ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or

ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.

5)	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6)	WITHHOLD from directors who are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining affiliation we will apply either the NYSE listing rule for companies listed on that exchange or the Nasdaq listing rule for all other companies.

7)	WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than four public company boards.

8)	WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a—Stock-Based Incentive Plans,last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9)	WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10)	WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11)	Generally vote for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors as long as the minimum threshold of share ownership is 5% and the minimum holding period of share ownership is 3 years.

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

2.	Proxy Contests
2a.	Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b.	Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4.	Proxy Contest Defenses
4a.	Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

1) Majority of board composed of independent directors,

2) Nominating committee composed solely of independent directors,

3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4b.	Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c.	Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

1) Annually elected board,

2) Majority of board composed of independent directors,

3) Nominating committee composed solely of independent directors,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).

4d. Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting,should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e.	Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f.	Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses
5a.	Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

5b.	Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c.	Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d.	Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

5e.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f.  Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions

6a. Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1)	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2)	Serves as liaison between the chairman and the independent directors,

(3)	Approves information sent to the board,

(4)	Approves meeting agendas for the board,

(5)	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6)	Has the authority to call meetings of the independent directors, and

(7)	If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;
•	All-independent key committees;
•	Committee chairpersons nominated by the independent directors;
•	CEO performance is reviewed annually by a committee of outside directors; and
•	Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

6b.        Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

6c.        Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d.    Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e.    Hedging / Pledging of Securities

We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.

6f.    Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6g.    Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6h.    Board Size

Vote for proposals to limit the size of the board to 15 members.

6i.    Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.	Miscellaneous Governance Provisions
7a.	Independent Nominating Committee

Vote for the creation of an independent nominating committee.

7b.	Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c.	Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d.	Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e.	Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f.	Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting.

No one site will meet the needs of all shareholders.

7g.    Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board.

Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h.	Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i.	Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j.	Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

7k.	Exclusive Venue

Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes,if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.

8.	Capital Structure
8a.	Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b.	Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c.	Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d.	Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e.	Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f.	Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g.	Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution-How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control-Will the transaction result in a change in control of the company?

Bankruptcy-Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h.	Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i.	Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation
9a.	Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote- even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

Review case by case stock based plans for companies which rely heavily upon stock for incentive compensation. These companies include high growth and financial services companies where threshhold tests fall within 5% of either threshold test (burn rate and /or shareholder transfer value tests).

9a.    Stock-based Incentive Plans

For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b.	Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c.	Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d. Say on Pay - Advisory Vote

Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support.

Say on Pay - Frequency

JPMAM will review compensation versus long/term performance on an annual basis.

9e.	Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

9f.	401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

9g.	Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9h.	Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

9i.	Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9j.	Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9k.	Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9l.	Recoup Bonuses

Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

9m. Two Tiered Compensation

Vote against proposals to adopt a two tiered compensation structure for board directors.

10. Incorporation

10a.        Reincorporation Outside of the United States

Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

10b. Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

10c. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings

11a.        Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b. Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c.        Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d. Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e.        Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f.        Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g. Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h. Changing Corporate Name

Vote for changing the corporate name.

12. Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. In general we support management disclosure practices except for those companies that have been involved in controversies, fines or litigation.

12a. Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12b. International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12c. Promote Human Rights in China, Nigeria, the Sudan and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12d. Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12e. Animal Rights

Vote case-by-case on proposals that deal with animal rights.

12f. Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12g. Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12h. Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12i. High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

12j. Political Contribution

Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

13. Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London. Tokyo and Hong Kong The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.

14. Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

a pending acquisition or sale of a substantial business;

financial results that are better or worse than recent trends would lead one to expect;

major management changes;

an increase or decrease in dividends;

calls or redemptions or other purchases of its securities by the company;

a stock split, dividend or other recapitalization; or

financial projections prepared by the Company or the Company’s representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

Loomis, Sayles & Company, L.P.

Proxy Voting Policy and Procedure Manual

Loomis, Sayles & Company, L.P.

February 2014

All Rights Reserved

Proxy Voting Policies and Procedures

June 30, 2004

AMENDED

March 31, 2005

May 16, 2005

March 31, 2007

August 30, 2007

March 31, 2008

June 25, 2008

September 22, 2009

April 1, 2010

February 15, 2011

April 25, 2011

March 5, 2012

May 10, 2012

February 11, 2013

February 7, 2014

September 8, 2014

1. GENERAL

A.    A.        Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties, SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and Staff Legal Bulletin No. 20 (June 30, 2014). In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 08-2, 29 C.F.R. 2509.08-2 (October 17, 2008).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.        B.    General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.	Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.	Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.	Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.	Abstain from Voting. Our policy is to vote rather than abstain from voting on issues presented unless the client’s best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, the Proxy Voting Service has not received a ballot for a client’s account or under other circumstances beyond Loomis Sayles’ control.

5.	Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.	Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Proxy Voting Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.	Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles representatives.

8.	Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

C.        Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.	Duties. The specific responsibilities of the Proxy Committee include,

a. to develop, authorize, implement and update these Proxy Voting Procedures, including:

(i) annual review of these Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b. to oversee the proxy voting process, including:

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv) periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c. to engage and oversee third-party vendors, such as Proxy Voting Services, including:

(i) determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a) the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and

(b) the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,

(ii) providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,

(iii) receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures, and

(iv) in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3. Standards.

a.	When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.	When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4.

Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Proxy Voting Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal (e.g., he or she is a portfolio manager for an account of the issuer).

D. Conflicts	of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E. Recordkeeping	and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. proposals usually Voted For

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Authority to Issue Shares (for certain foreign issuers): Vote for proposals by boards of non-US issuers where: (1) the board’s authority to issue shares with preemptive rights is limited to no more than 66% of the issuer’s issued ordinary share capital; or (2) the board’s authority to issue shares without preemptive rights is limited to no more than 5% of the issuer’s issued ordinary share capital, to the extent such limits continue to be consistent with the guidelines issued by the Association of British Insurers and other UK investor bodies; and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Blank Check Preferred Authorization:

A.	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.	Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A.	Vote for proposals involving routine matters such as election of directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.
B.	Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.
C.	Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.
D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable statutory or listing requirements governing the issuer. Review on a case-by-case basis all other proposals.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees that oversee less than 60 mutual fund portfolios. Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A.	Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent,” as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.	Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.	Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A.	Generally vote for proposals to ratify auditors.
B.	Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the audit committee.
C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Right to Call a Special Meeting: Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.
B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

3. proposals usually Voted against

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A.	Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.
B.	Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.
B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights:

A.	Vote against dual class exchange offers and dual class recapitalizations.
B.	Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

4.	proposals usually voted AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.
B.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
C.	Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against plans which expressly permit repricing of underwater options.
B.	Vote against proposals to make all stock options performance based.
C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.	Vote for proposals that request expensing of stock options.

5.	proposals requiring SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Votes for UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer should be considered on a case-by-case basis.

Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy - Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal Rights: Proposals that deal with animal rights.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues: Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Military Business: Proposals on defense issues.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.	Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Proxy Access: Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company’s domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis (i) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning tender offer defenses should be evaluated on a case-by-case basis.

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Domestic Equity Research, Chief Administrative Officer for the Investment Department, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has implemented the following approach to the proxy voting process:

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In cases where we deem any client’s position in a company to be material,(1) the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

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In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor (defined below), or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

•

When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position. Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

Retention and Oversight of Proxy Advisor

Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.(2) While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.

Lord Abbett monitors the Proxy Advisor’s capacity, competency, and conflicts of interest to ensure that Lord Abbett continues to vote proxies in the best interests of its clients. As part of its ongoing oversight of the Proxy Advisor, Lord Abbett performs periodic due diligence on the Proxy Advisor. Such due diligence may be conducted in Lord Abbett’s offices or at the Proxy Advisor’s offices. The topics included in these due diligence reviews include conflicts of interest, methodologies for developing vote recommendations, and resources, among other things.

(1) We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

(2) Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Advisor.

Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

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Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees(3) (the “Proxy Committees”) and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Funds’ Proxy Committees regarding the company.

•

Lord Abbett also has implemented special voting measures with respect to companies that have a significant business relationship with Lord Abbett (including any subsidiaries of such companies). For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

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Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote all shares on behalf of all clients that hold a security that presents a conflict of interest for the Funds in accordance with the voting instructions received from the Funds’ Proxy Committees, unless Lord Abbett proposes to follow the Proxy Advisor’s recommendation.

Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A.

Auditors – Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

B.	Directors

1.

Election of directors – The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including

(3) The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

2.

Majority voting – Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

3.

Board classification – A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

4.

Independent board and committee members – An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

5.

Independent board chairman – Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

C.	Compensation and Benefits

1.

General – In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

2.

Incentive compensation plans – An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Advisor regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

3.

Say on pay – “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

4.

Pay for performance – “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.

Clawback provisions – A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.

Anti-gross-up policies – Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

7.

Severance agreements and executive death benefits – Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

8.

Executive pay limits – Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

9.

Employee stock purchase plans – Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

D.	Corporate Matters

1.

Charter amendments – A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

2.

Changes to capital structure – A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

3.

Reincorporation – We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

4.

Mergers, acquisitions, and restructurings – A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E.	Anti-Takeover Issues and Shareholder Rights

1.

Proxy access – Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett generally votes with management on proposals that seek to allow proxy access.

2.

Shareholder rights plans – Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

3.

Chewable pill provisions – A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

4.

Anti-greenmail provisions – An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.

Fair price provisions – A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.

Rights to call special shareholder meetings – Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

7.

Supermajority vote requirements – A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

8.

Cumulative voting – Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

9.

Confidential voting – In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

10.

Reimbursing proxy solicitation expenses - Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

11.

Transacting other business – Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

F.

Social, Political, and Environmental Issues – Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

G.

Share Blocking – Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Amended: September 19, 2014

Mellon Capital

PROXY VOTING AND GOVERNANCE COMMITTEE

PROXY VOTING POLICY

Scope

This policy applies to those investment advisory, banking and trust company subsidiaries and business units (each, a “Member Firm”) of The Bank of New York Mellon Corporation (“BNY Mellon”) that have elected to join the BNY Mellon Proxy Voting and Governance Committee (“PVGC” or the “Committee”). These Member Firms include the BNY Mellon businesses listed on Appendix A.

1.        Fiduciary Duty: PVGC recognizes that an investment manager is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. PVGC further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment manager’s duty of loyalty precludes the manager from subrogating its clients’ interests to its own. Accordingly, in voting proxies, PVGC will seek to act solely in the best financial and economic interests of Member Firm clients, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies in international markets, a Member Firm weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

2.

Long-Term Perspective: PVGC recognizes that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

3.

Limited Role of Shareholders: PVGC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. PVGC will carefully review referred proposals that would limit shareholder control or could affect shareholder values.

4.

Anti-takeover Proposals: PVGC generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. PVGC will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

5.

“Social” Issues: On questions of social responsibility where economic performance does not appear to be an issue, PVGC will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. PVGC will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients who require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in Section 6.

6.

Proxy Voting Process: Every voting proposal is reviewed, categorized and analyzed in accordance with PVGC’s written voting guidelines in effect from time to time. PVGC’s guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in the Committee’s policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to PVGC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established will be referred to PVGC for discussion and vote. Additionally, PVGC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. PVGC will also consider specific interests and issues raised to the Committee by a Member Firm, which interests and issues may require that a vote for an account managed by that Member Firm to be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.

7.

Material Conflicts of Interest: PVGC recognizes its duty to vote proxies in the best interests of its clients. The Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors. Further, PVGC engages a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and securities of any individual fund within The Dreyfus Family of Funds or The BNY Mellon Funds, and may engage an independent fiduciary to vote proxies of other issuers in the Committee’s discretion.

8.

Securities Lending: PVGC seeks to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct a Member Firm to recall shares.

9.	Recordkeeping: PVGC will keep, or cause its agents to keep, the records for each voting proposal required by law.

10.

Disclosure: PVGC will furnish a copy of this policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, upon request, PVGC will furnish a copy of this policy, any related procedures, and its voting guidelines to clients who have delegated proxy voting authority to a Member Firm. PVGC recognizes that the applicable trust or account document, the applicable client agreement, the

Employee Retirement Income Security Act of 1974 (“ERISA”) and certain other laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed after the shareholder meeting has concluded to authorized persons for the account for which shares are voted. PVGC disclosed publicly (on the BNY Mellon website) summaries of the Committee’s view on certain subject matters, and these summaries may provide insight as to how the Committee is likely to vote as a result of applying the Voting Guidelines to certain types of proposals. The Committee generally does not provide a rationale for its vote decision to non-committee members.

Revised as of November 26, 2013

Appendix A

Member Firm as of September 2013

•	• Alcentra NY, LLC
•	• The Bank of New York Mellon
•	• The Bank of New York Mellon Trust Company N.A.
•	• BNY Mellon Investment Management Singapore Pte. Limited
•	• BNY Mellon, National Association
•	• BNY Mellon Trust of Delaware
•	• The Boston Company Asset Management, LLC
•	• The Dreyfus Corporation
•	• Lockwood Advisors, Inc.
•	• MBSC Securities Corporation
•	• Mellon Capital Management Corporation
•	• Standish Mellon Asset Management Company LLC

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2015

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

A.	A. Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g.; single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g.; a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.

Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.

Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.

If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.

If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.‘s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts. From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting

Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

PEREGRINE

PROXY VOTING

5/11

Policy and Philosophy

We exercise our responsibility. Peregrine votes proxies for shares held in client accounts for the sole or exclusive benefit of the beneficiaries. The investment agreement defines whether Peregrine has the authority to vote proxies. In evaluating a proxy proposal, our objective must center on protecting the financial investment of the shareholder (or participant in a qualified employee benefit plan). Therefore, we review each proposal to determine its financial implications for the shareholder.

We exercise our discretion. In a number of proxy proposals, the financial interests of the beneficiary clearly dictate support for or a vote against a proposal. For example, we support management on routine, noneconomic proposals. However, we must exercise discretion in determining how we can best protect the financial investment of the shareholder while providing the support to management in the operation of the business. In order to ensure proper exercise of this discretion, we have established a proxy structure with controls.

We have a central voting philosophy. Common stocks are purchased for our client accounts based upon our evaluation that the stocks have an attractive return potential over a reasonable time horizon. Our purchase and retention of a stock inherently projects confidence that management will operate the company in a manner consistent with earning a reasonable return. As a result, we will normally support management’s stance on proxy proposals.

PROXY ADMINISTRATION

5/11

Policy

1.	The Managing Principals Group (MPG) develops proxy policy and philosophy and approves proxy guidelines on an annual basis.

2.	Portfolio Managers propose guidelines for voting by proxy within the general policy and philosophy established by the MPG and submit such guidelines to the MPG for approval.

3.	The Portfolio Managers vote all proxies for the securities under their advisement consistent with established policies and guidelines.

4.	Portfolio Managers must document the rationale for their vote either by referencing established guidelines or by a specific explanation.

5.	Portfolio Managers votes contrary to established guidelines must receive prior approval from the CCO.

6.	Portfolio Managers must generally vote all proxies for specific securities identically across accounts, unless specific client instruction is accepted.

7.	Portfolio Managers should vote all proxies related to common issues consistently unless circumstances are materially different. (See qualification in No. 6.)

8.	Our internal voting position guidelines cover four types of proposals:

a.	“routine” management proposals (Exhibit “A”);
b.	“anti-takeover” proposals (Exhibit “B”);
c.	shareholder proposals (Exhibit “C”); and
d.	“non-routine” non-compensation proposals (Exhibit “D”).

9.	The Compliance Officer will review all votes in advance and report on a quarterly basis to the MPG.

10.

Any Peregrine employee that becomes aware of an actual or potential proxy voting conflict of interest shall communicate the issue to Compliance, who will arrange to have it reviewed by the MPG. Any proxy vote that presents the potential for a material conflict of interest between clients, the firm, or its employees shall be resolved in favor of clients who are not directly or indirectly involved in the conflict. Material conflicts of interest may develop in situations such as proxy votes for companies that are clients of Peregrine and proxy votes in which a particular client (including our parent company, Wells Fargo & Co.) attempts to influence our votes. All proxy votes with the potential for material conflicts of interest must be reviewed by the MPG prior to voting. The MPG will ensure that such votes are consistent with our responsibility to “vote stock held in our accounts for the sole and exclusive benefit of the beneficiaries.” Our proxy voting guidelines provide the framework for such review. All proxy votes for companies that are also clients of Peregrine shall be disclosed (subject to confidentiality issues) in our client proxy reports.

11.

Peregrine does not routinely recall securities on loan to vote proxies. Portfolio Managers may submit a request to Info Services and the proxy coordinator to recall shares on loan if the vote may materially impact the potential return on the security.

12.

Despite our best efforts to vote proxies in a timely manner, there may be circumstances outside of our control that interfere with our ability to do so. Examples include: late notice of the vote; lack of timely confirmation by the custodian of shares available for vote; and delays in the recall of shares on loan.

PROXY ADMINISTRATION

05/11

Procedures

1.

Peregrine contacts the Custodian in writing, informing them that Peregrine has been authorized to vote proxies, and all proxy cards should be forwarded to the attention of the Proxy Coordinators of Peregrine Capital Management.

2.

Peregrine utilizes ISS Proxy Exchange, an online proxy voting system, for accounts we are authorized to vote. Meeting information is received via the website through an automatic interface (meeting date, record date, proposals, ballots received).

The Proxy Coordinators set up each meeting in SharePoint upon notification from Institutional Shareholding Services, Inc. (ISS). ISS provides a listing of the ballots received, number of shares held per client account and proxy materials. Discrepancies in shares are forwarded via the ISS service or reviewed by the Proxy Coordinator and researched with internal accounting and, if necessary, the custodian until resolved.

3.	The Proxy Coordinator forwards the proxy documentation to the appropriate Portfolio Manager for voting, allowing enough time for the Compliance Officer’s review.

Exception due to automatic voting (“standing instructions”): The MPG has approved automatic voting (“standing instructions”) for three proposals: A1, the election of directors, A2, the ratification and appointment of auditors, and A10, advisory vote on compensation/say on pay frequency. A “FOR” vote shall be cast for these three proposals unless the Portfolio Manager provides timely instructions to the contrary (via a reply e-mail, described below). Each style determines how they wish to vote the A10 issues. When a meeting includes ONLY proposals A1, A2, and A10 the Proxy Coordinators send an e-mail to the Portfolio Manager and Compliance containing information about the meeting and its proposals, inviting a contrary vote. If no contrary designation is received from the Portfolio Manager or Compliance, the Proxy Coordinator votes the proposals according to the standing instructions.

Under these circumstances the meeting information is available on the ISS website, the Proxy Coordinator does not retain hard copies. ISS research is on its web site for nine years.

4.	Records of all votes, including the supporting rationale, are maintained in SharePoint for seven years, except as described above.

5.

Clients receive reports on a quarterly basis (or client’s desired frequency) summarizing the proxy voting activity for these portfolios. Votes against management and votes that are contrary to our proxy guidelines are footnoted and explained on these reports. Clients are offered a copy of Peregrine’s proxy policies and procedures within the quarterly letter.

EXHIBIT “A”

5/11

“Routine” Management Proposals

Consistent with our general philosophy of supporting management, we vote in support of management on the following “routine” management proposals:

1.	Election of directors and other officers of the corporation.

2.	Appointment of auditors.

3.	Amending the By-laws or Articles of Incorporation to conform with modern business practices, for simplification or to comply with applicable laws.

4.	Reduce supermajority vote requirement.

5.	Indemnification of officers, directors, employees and agents.

6.	Increasing/decreasing the number of shares outstanding for ordinary business purposes.

7.	Declaring stock splits and stock dividends.

8.	Authorizing a new class or series of securities for ordinary business purposes.

9.	Changing or fixing the number of directors.

10.	Advisory vote on compensation/say on pay frequency.

11.	Changing the date and/or location of annual meetings.

12.	Employment contracts between the company and its executives and remuneration for directors. (cash plan)

13.	Automatic dividend reinvestment plans.

14.	Changing the company name (without a re-organization).

15.	Qualified and non-qualified restricted stock option plans for employees and/or directors.

16.	Thrift and saving plans.

17.	Retirement plans, pension plans, profit sharing plans and employee stock ownership plans, creation of and amendments thereto.

EXHIBIT “B”

5/10

“Anti-takeover” Proposals

Although we generally support management proposals, management initiatives that limit the price appreciation potential or the marketability of a stock may not be in the best interests of the shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. The following management proposals are voted against when deemed to provide such a conflict:

1.	Board classification without cumulative voting. Restricts the interest of minority shareholders.

2.	Elimination of shareholder action by written consent. Restricts the shareholder in asserting rights to participate in control of the company.

3.	Blank check preferred stock. Has the potential for diluting shareholder control.

4.	Restricting removal of directors for cause only and only by a supermajority vote.

5.	Fair-price proposals combined with supermajority rules.

6.	Multiple anti-takeover proposals.

7.

Poison Pill proposal. Any action that is designed to reduce the value of a company to a potential acquirer such as the right to purchase shares of the acquirer at a discount, a sale of assets of a subsidiary to a third party in the event of an acquisition, immediate vesting of all pension rights, continuation of salaries for all employees with a certain number of years of tenure, etc.

8.

Golden Parachutes. These include continuation of employee contracts with top executives, payment of a certain multiple of annual compensation, immediate vesting of all incentive, stock, and merit programs, etc.

9.

Excessive requests for additional shares (generally, current authorized shares plus requested shares in excess of four times the combination of outstanding shares and shares reserved for option programs) with no specific purpose.

EXHIBIT “C”

3/00

Shareholder Proposals

Consistent with our policy of supporting management, we generally vote against shareholder proposals opposed by management. Exceptions to this guideline must be considered to be in the best financial interests of the shareholder.

EXHIBIT “D”

3/00

“Non-Routine” Non-Salary Compensation Proposals

Although we generally support management proposals, management initiatives that result in “give-aways” of equity ownership, that may prove highly dilutive to existing shareholders, or that materially reduce the shareholder’s role in controlling non-salary compensation may not be in the best interests of shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. The following management proposals for non-salary compensation plans are voted against when deemed to provide such a conflict:

1.	Plans which provide for exercise prices below 85% of market value at time of grant.

2.

Plans which result in total dilution potential of over 10% (2% per year) for companies with moderate growth prospects and over 25% (5% per year) for companies with rapid growth prospects (20% or better annual growth).

3.	Plans that would (or delegate to the Board the authority to) reprice or replace underwater options.

4.	Plans which give the Board the authority to establish exercise prices without preset limits.

5.

Plans which provide for a laundry list of vehicles for grants including stock appreciation rights, restricted stock awards, and outright awards of stock and/or delegate broad authority to the Board to determine the size, nature, and conditions of the awards.

Combinations of the initiatives above.

PIONEER PROXY VOTING

POLICY

Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, “Pioneer”) is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Pioneer’s policy to vote proxies presented to Pioneer in a timely manner in accordance with these principles.

Pioneer’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy voting arena and will revise this policy as needed.

Pioneer’s clients may request copies of their proxy voting records and of Pioneer’s proxy voting policies and procedures by either sending a written request to Pioneer’s Proxy Coordinator, or clients may review Pioneer’s proxy voting policies and procedures on-line at PioneerInvestments.com. Pioneer may describe to clients its proxy voting policies and procedures by delivering a copy of Pioneer’s Form ADV (Part II), by separate notice to the client or by other means.

APPLICABILITY

This Proxy Voting policy and the procedures set forth below are designed to complement Pioneer’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. This policy sets forth Pioneer’s position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Pioneer will vote shares of closed-end Funds on a case-by-case basis.

PURPOSE

The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Pioneer-managed accounts for which Pioneer has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.

Pioneer does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates, which include other subsidiaries of UniCredit S.p.A. (“UniCredit”).

Any questions about this policy should be directed to Pioneer’s Director of Investment Operations (the “Proxy Coordinator”).

PROCEDURES

•	Proxy Voting Service

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

•	Proxy Coordinator

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

•	Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer’s proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer’s guidelines or where Pioneer’s guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

•	Securities Lending

In accordance with industry standards proxies are not available to be voted when the shares are out on loan through either Pioneer’s lending program or a client’s managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

•	Share-Blocking

“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.

•	Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group include Pioneer’s Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer’s proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

•	Amendments

Pioneer may not amend this policy without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. (“PGAM”).

•	Filing Form NP-X

The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form NP-X documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX.

The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.

Proxy Voting Guidelines

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

•	Corporate name change.

•	A change of corporate headquarters.

•	Stock exchange listing.

•	Establishment of time and place of annual meeting.

•	Adjournment or postponement of annual meeting.

•	Acceptance/approval of financial statements.

•	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

•	Approval of minutes and other formalities.

•	Authorization of the transferring of reserves and allocation of income.

•	Amendments to authorized signatories.

•	Approval of accounting method changes or change in fiscal year-end.

•	Acceptance of labor agreements.

•	Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine administrative items; however, Pioneer will oppose any routine proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that may be inconsistent, in its view, with Pioneer’s goal of supporting the value of its clients’ portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

We normally vote for proposals to:

•

Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

•	Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

•	Seek bids from other auditors.

•	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

•	Indemnify auditors.

•	Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:

•	Audit, compensation and nominating committees composed of independent directors exclusively.

•	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

•	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

•	Election of an honorary director.

We will vote against:

•	Minimum stock ownership by directors.

•	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

•	Requirements for union or special interest representation on the board.

•	Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

•	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

•	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

•

Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

•	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

•	Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

•

Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

•	Contested election of directors.

•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.

•	Mandatory retirement policies.

•	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

•	We will vote for:

•

Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

Takeover-Related Measures

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Pioneer will vote for:

•	Cumulative voting.

•	Increasing the ability for shareholders to call special meetings.

•	Increasing the ability for shareholders to act by written consent.

•	Restrictions on the ability to make greenmail payments.

•	Submitting rights plans to shareholder vote.

•	Rescinding shareholder rights plans (“poison pills”).

•	Opting out of the following state takeover statutes:

•	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

•	Control share cash-out provisions, which require large holders to acquire shares from other holders.

•	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

•	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

•	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

•	Fair price provisions.

•	Authorization of shareholder rights plans.

•	Labor protection provisions.

•	Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

•

Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

•	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

•	Proposals that allow shareholders to nominate directors.

We will vote against:

•	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

•

Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

•	Classes of shares with unequal voting rights.

•	Supermajority vote requirements.

•	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.

•	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

•	Extension of advance notice requirements for shareholder proposals.

•	Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

•	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company’s financial structure, and Pioneer normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

•	Changes in par value.

•	Reverse splits, if accompanied by a reduction in number of shares.

•	Shares repurchase programs, if all shareholders may participate on equal terms.

•	Bond issuance.

•	Increases in “ordinary” preferred stock.

•	Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

•	Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

•	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

•	Increase in authorized common stock. We will make a determination considering, among other factors:

•	Number of shares currently available for issuance;

•	Size of requested increase (we would normally approve increases of up to 100% of current authorization);

•	Proposed use of the proceeds from the issuance of additional shares; and

•	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

•

Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

•	Proposals to submit private placements to shareholder vote.

•	Other financing plans.

We will vote against preemptive rights that we believe limit a company’s financing flexibility.

Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

•	401(k) benefit plans.

•

Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

•	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

•	Amendments to performance plans to conform with OBRA;

•	Caps on annual grants or amendments of administrative features;

•	Adding performance goals; and

•	Cash or cash-and-stock bonus plans.

•	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

•	Require that option repricing be submitted to shareholders.

•	Require the expensing of stock-option awards.

•	Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

•

Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

•	Shareholder proposals seeking additional disclosure of executive and director pay information.

•	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

•

The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

Dilution = (A + B + C) / (A + B + C + D), where

A = Shares reserved for plan/amendment,

B = Shares available under continuing plans,

C = Shares granted but unexercised and

D = Shares outstanding.

•	The plan must not:

-Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

-Be a self-replenishing “evergreen” plan or a plan that grants discount options and tax offset payments.

•	We are generally in favor of proposals that increase participation beyond executives.

•

We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

•

We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

•	We generally support proposals asking companies to adopt stock holding periods for their executives.

•	All other employee stock purchase plans.

•	All other compensation-related proposals, including deferred compensation plans, employment agreements, and loan guarantee programs and retirement plans.

•

All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

•	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

•	Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

•	Limits on executive and director pay.

•	Stock in lieu of cash compensation for directors.

Corporate Governance

Pioneer will vote for:

•	Confidential voting .

•	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.

•	Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

•	Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for strengthening takeover defenses.

•	Bundled proposals. We will evaluate the overall impact of the proposal.

•	Adopting or amending the charter, bylaws or articles of association.

•	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

•	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.

•	Limitations on stock ownership or voting rights.

•	Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Pioneer will vote on the following and similar issues on a case-by-case basis:

•	Mergers and acquisitions.

•	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

•	Debt restructurings.

•	Conversion of securities.

•	Issuance of shares to facilitate a merger.

•	Private placements, warrants, convertible debentures.

•	Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

•	Establishment of new classes or series of shares.

•	Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

•

Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

•	Approval of new or amended advisory contracts.

•	Changes from closed-end to open-end format.

•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.

•	Authorization for, or increase in, preferred shares.

•	Disposition of assets, termination, liquidation, or mergers.

•	Classified boards of closed-end funds, but will typically support such proposals.

Social Issues

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. “Social Issues” may generally be described as shareholder proposals for a company to:

•	Conduct studies regarding certain issues of public concern and interest;

•	Study the feasibility of the company taking certain actions with regard to such issues; or

•	Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

CONFLICTS OF INTEREST

Pioneer recognizes that in certain circumstances a conflict of interest may arise when Pioneer votes a proxy.

A conflict of interest occurs when Pioneer’s interests interfere, or appear to interfere, with the interests of Pioneer’s clients.

A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:

•	An affiliate of Pioneer, such as another company belonging to the UniCredit S.p.A. banking group (a “UniCredit Affiliate”);

•

An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

•

An issuer of a security for which UniCredit has informed Pioneer that a UniCredit Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•	A person with who Pioneer (or any of its affiliates) has an existing, material contract or business relationship.

Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Pioneer and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Pioneer, he or she should contact a member of the Proxy Voting Oversight Group or Pioneer’s Chief Compliance Officer.

The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:

•	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated; or

•	Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment; or

•	As determined by the Proxy Voting Oversight Group in its discretion consistent with its fiduciary duty.

If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote, or may take such other action in good faith (in consultation with counsel) that would protect the interest of clients.

For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.

Decisions Not to Vote Proxies

Although it is Pioneer’s general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a UniCredit Affiliate, Pioneer will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising voting rights.

There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because its receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Pioneer has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Pioneer may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.

SUPERVISION

ESCALATION

It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Pioneer’s Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.

TRAINING

Pioneer will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

RELATED POLICIES AND PROCEDURES

Pioneer Investment Management, Inc.’s. Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.

RECORD KEEPING

The Proxy Coordinator shall ensure that Pioneer’s proxy voting service:

•	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	Retains a record of the vote cast;

•	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

•	Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

•	A record memorializing the basis for each referral vote cast;

•	A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy;

•	A copy of any recommendation of the proxy voting service; and

•

A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client’s file in accordance with applicable regulations.

RELATED REGULATIONS

Form N-1A, ICA Rule 30b1-4, Rule 31a 1-3, Rule 38a-1 & IAA 206 (4) -6, 204 -2

ADOPTED BY THE PIONEER FUNDS’ BOARDS OF TRUSTEES

October 5, 2004

EFFECTIVE DATE:

October 5, 2004

REVISION DATES:

January 2013

Putnam Investments

Summary of Proxy Voting Guidelines and Procedures

Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares held in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight of management by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy-voting authority in accordance with its fiduciary obligations and applicable law.

In order to implement these objectives, Putnam has adopted a set of procedures and guidelines which are summarized below. The guidelines and procedures cover all accounts for which Putnam has proxy voting authority. Putnam does not have voting authority for the Putnam Funds, which maintain their own separate proxy procedures and guidelines. Similarly, other clients may from time to time elect to vote their own proxies by retaining the right to vote all proxies in the investment management agreement rather than giving Putnam authority to do so.

Procedures

Putnam has a Proxy Committee composed of senior investment professionals. The Proxy Committee is responsible for setting general policy as to proxy voting. The Committee reviews procedures and the guidelines annually, approves any amendments considered to be advisable and considers special proxy issues as they may from time to time arise. The proxy guidelines and procedures are administered through a proxy-voting manager in Putnam’s Legal and Compliance Department. Under the supervision of senior members of the Legal and Compliance Department, the Proxy Manager:

•	coordinates the Proxy Committee’s review of any new or unusual proxy issues,
•	manages the process of referring issues to portfolio managers for voting instructions,
•	oversees the work of any third party vendor hired to process proxy votes,
•	coordinates responses to investment professionals’ questions on proxy issues and proxy policies,
•	maintains required records of proxy votes on behalf of the appropriate Putnam client accounts, and
•	prepares and distributes reports required by Putnam clients.

Putnam has engaged a third party service, Glass Lewis & Co. (“Glass Lewis”), to process proxy votes for its client accounts. Although Glass Lewis may supply proxy related research to Putnam, Glass Lewis does not make any decisions on how to vote client proxies.

Proxy Voting Guidelines

Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes normally to be cast in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. The Guidelines are summarized below.

Putnam will normally vote all proxies in accordance with the Guidelines except in limited circumstances, such as when client securities are on loan under a securities lending arrangement. However, if the portfolio managers of client accounts holding the relevant stock believe that following the Guidelines in a specific case would not be in clients’ best interests, they may request that the Proxy Manager not follow the Guidelines in that case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review the request with a senior member of the Legal and Compliance Department and with the Proxy Committee or its Chair prior to implementing it.

Some clients wish to have Putnam vote proxies under proxy guidelines which vary from the Guidelines or may wish to direct Putnam’s vote in a particular solicitation. There may be legal limits on a client’s ability to direct Putnam as to proxy voting and on Putnam’s ability to follow such instructions. Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the portfolio management team involved and the Legal and Compliance Department.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts Putnam has adopted a number of procedures designed to ensure that the proxy voting process is insulated from these conflicts. For example, the Proxy Committee is composed solely of professionals in Putnam’s Investment Division, while proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department reports to Putnam’s marketing businesses.

In addition, there are limits on the ability of Putnam employees who are not investment professionals to contact portfolio managers voting proxies. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms. In addition, the Proxy Manager reviews all known Putnam business relationships with companies that have voting items referred to any portfolio management team to consider any potential conflicts and, where appropriate, discusses relevant conflicts with a senior member of the Legal and Compliance Department.

The Guidelines may only be overridden with the written recommendation of the Investment Division, approval of the Proxy Committee or its Chair, and concurrence of the Legal and Compliance Department.

Summary of Proxy Voting Guidelines

The Guidelines summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The summary below does not address all topics covered by the Guidelines and is qualified by reference to the actual procedures and Guidelines, which are available to clients from Putnam on request.

The Guidelines focus on board governance issues. Normally, if a board meets current best practices such as the maintenance of a majority of independent directors and the independence of key committees such as audit, compensation and nomination, Putnam will support the board’s proposals. Boards which do not meet these standards will have their proposals subjected to higher scrutiny. There are a number of exceptions to this approach. With respect to some major business transactions such as mergers, proposals will be reviewed on a case by case basis. In a number of areas, such as the introduction of anti-takeover devices, the Guidelines will normally provide for voting against the introduction of anti-takeover devices whether or not supported by an independent board. The central provisions of the Guidelines are set forth below:

Board of Directors

Proxies will normally be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except that Putnam will withhold votes for the entire board of directors if

•	The board does not have a majority of independent directors;
•	The board does not have nominating, audit and compensation committees composed solely of independent directors; or
•	The board has more than nineteen members or fewer than five members, absent special circumstances.

Putnam will withhold votes from incumbent nominees to the board if

•

The board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the votes actually cast on the matter at its previous two annual meetings, or

•	The board adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

If the board does not meet these standards Putnam may refer items that would normally be supported for case by case review. Putnam may withhold votes for directors under other circumstances such as when a director who is considered an independent director by the company receives compensation from the company other than for service as a director (such as investment banking, consulting, legal or financial advisory fees) or when a director attends less than 75% of board and committee meetings without valid reasons for the absences (that is, illness, personal emergency, etc.). In addition, Putnam will withhold votes

•

for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (these arrangements are commonly referred to as “interlocking directorates”); and

•	for any nominee who serves on more than five (5) unaffiliated public company boards (boards of affiliated registered investment companies are counted as one board).

Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Putnam believes that independent boards generally are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value. Putnam may withhold votes on a case by case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Putnam will normally vote on a case-by-case basis in contested elections of directors.

Executive Compensation

Putnam will normally vote on a case by case basis on proposals relating to executive compensation. However, where the board of directors meets appropriate independence standards, Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans). Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans). Putnam will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%. Putnam may review plans on a case by case basis where average annual dilution cannot be calculated. Whatever the composition of the board, Putnam will review proposals to reprice options on a case by case basis if specific criteria are met. Putnam will vote against stock option plans that permit replacing or repricing of underwater options, and will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price. Putnam may vote against executive compensation proposals on a case by case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or where Putnam would otherwise be withholding votes for the entire board of directors. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board. Additionally, Putnam will generally vote in favor of the annual presentation of advisory votes on executive compensation (“say on pay”). Putnam will generally vote for advisory votes on executive compensation, but will generally vote against an advisory vote if the company fails to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service provider.

Acquisitions, Mergers and Similar Transactions

Putnam will normally evaluate business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, on a case by case basis. Putnam will vote on a case by case basis on proposals seeking to change a company’s state of incorporation.

Anti-Takeover Provisions

Putnam will normally vote against proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock (except for REITs, where measures will be voted on a case by case basis), and the creation of a separate class of stock with disparate voting rights. However, Putnam will vote on a case by case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as “poison pills”) and on proposals to adopt fair price provisions. Putnam will normally oppose classified boards except in special circumstances where having such a board would be in shareholders’ best interests.

Shareholder Proposals

As noted above, the focus of Putnam’s proxy voting policies is to encourage and support good corporate governance practices rather than to dictate to boards on specific business management issues. Although many shareholder proposals are intended to foster such practices, others may be intended more to further a larger political or social aim rather than to directly serve shareholder interests. Accordingly, Putnam will normally vote in accordance with the recommendation of the company’s board of directors on shareholder proposals unless the proposal reflects specific policies enumerated in the Guidelines. For example, Putnam will normally vote in favor of shareholder proposals to declassify a company’s board, require shareholder approval of shareholder rights plans or require that the Chairman’s position be filled by an independent director.

Non-US Companies

Putnam recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. It may not be possible or even advisable to apply the Guidelines mechanically to non-US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will seek to vote proxies of non-US issuers in accordance with the Guidelines where applicable.

Many non-US jurisdictions impose significant burdens on voting proxies. For example, some jurisdictions require that shares must be frozen for specified periods of time to vote via proxy (“share blocking”) or that shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and then reregistered back. In addition, other practical administrative challenges, such as late receipt of ballots and other information, may impact Putnam’s normal voting process.

Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements, except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers. Putnam maintains additional policies for specific non-U.S. markets such as Japan, Korea, Hong Kong, the U.K., Canada and France.

In rare cases, Putnam’s voting rights may also be directly limited by non-U.S. law. For example, some countries limit aggregate foreign ownership of companies in particular industries (such as aviation or energy) due to economic or security concerns. Where this limit is exceeded, shares held by foreign investors, including Putnam, may not carry voting rights.

More Information

Putnam will make its best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility. This may happen when the custodian makes an error or the client has not established robust custodial proxy voting services. Putnam also does not recall shares on loan to vote proxies.

Clients who want more information about Putnam’s proxy voting policies, including a copy of the Guidelines and related policies or a statement of how proxies were voted for the client’s account, should contact their Putnam account executive or client service manager.

June 1, 2014

Silvant Capital Management LLC Proxy Policy

Under SEC Rule 206(4)-6, investment advisers have fiduciary obligations to their clients if the advisers have authority to vote their clients’ proxies. Under our standard contractual agreements, Silvant Capital Management LLC (“SIlvant” or the “Firm”) is authorized to vote proxies on behalf of discretionary accounts.

The rule requires an investment adviser that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser: 1) votes proxies in the best interests of clients, 2) discloses information about those policies and procedures, 3) discloses how clients may obtain information regarding individual security proxy votes cast on their behalf, and 4) maintains appropriate records relating to actual proxy voting.

The Firm has a Proxy Committee (“Committee”) that is responsible for establishing policies and procedures reasonably designed to enable the Firm to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and funds, and ensure compliance with all of the requirements. Annually (or more often as needed), the Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all domestic and international client accounts, funds and product lines.

The Firm’s parent company (RidgeWorth Capital Management LLC or “RidgeWorth), on behalf of the Firm, contracted with Glass Lewis & Co. (“Glass Lewis”) due to its excellent research tools, advanced technical capabilities and the large scale system support required to accommodate an adviser of our size. Glass Lewis will act as Silvant’s agent to provide certain administrative, clerical, functional recordkeeping, and support services related to the Firm’s proxy voting processes/procedures, which include, but are not limited to:

1.	The collection of proxy material from our clients’ custodians.

2.	The facilitation of proxy voting, reconciliation, and disclosure, in accordance with the Firm’s proxy policies and the Committee’s direction.

3.	Recordkeeping and voting record retention.

The Firm has engaged Glass Lewis to assist with physical proxy voting matters, while the Firm retains the obligation to vote its clients’ proxies, to review all issues, and to actively review all information prior to determining each vote placed on behalf of its clients. The Firm will continue to utilize all available resources to make well-informed and qualified proxy vote decisions.

As reflected in the Firm’s proxy guidelines, the Committee will vote proxies in a manner deemed to be in the best economic interest of its clients, as a whole, as shareholders and beneficiaries of those actions.

The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company’s organizational structure, executive and operational management, Board of Directors structure, corporate culture and governance process, and the impact of economic, environmental and social implications remain key elements in all voting decisions. The Committee believes that it is in the best interest of shareholders to abstain from voting in countries that participate in share blocking, as share blocking limits the trading ability of the portfolio manager.

The Committee will consider client-specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. As needed, the Firm will communicate this information to Glass Lewis so those clients’ proxies will be voted accordingly. The Committee has reviewed Glass Lewis’ capabilities as agent for the administrative services above and is confident in its abilities to provide these services effectively. The Committee will monitor such capability on an ongoing basis.

An Independent, Objective Approach to Proxy Issues

In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all of the Firm’s discretionary investment management clients.

The Firm maintains its own proxy guidelines for U.S. domestic and global proxy voting issues, as well as guidelines applicable to “Taft Hartley” plans and relationships. ERISA accounts will be voted in accordance with the Firm’s U.S. Domestic Proxy Guidelines, as such guidelines include ERISA-specific guidelines and requirements. Guidelines are available as described below.

The Firm provides and maintains the following standard proxy voting guidelines:

•	• Silvant U.S. Domestic Proxy Guidelines (applied to both ERISA- and Non-ERISA-related accounts and funds)
•	• Silvant Taft Hartley Proxy Guidelines
•	• Silvant Global/International Proxy Guidelines

Under the Firm’s Global/International Proxy Guidelines, the Committee generally votes in a manner similar to that recommended by Glass Lewis for an account’s international holdings including, to the extent permitted by law, international holdings in ERISA accounts. In this regard, the Committee has reviewed and will monitor Glass Lewis’ capabilities and conflict policies with respect to international securities proxy vote recommendations.

Exceptions to Policy

The Firm’s proxy policies, as outlined herein, generally will not be applied where the Firm has further delegated discretionary investment management and the authority to vote shares to a properly appointed subadvisor, such as may be the case in some managed separate accounts, wrap programs and funds.

In those situations, proxy votes cast by the subadvisor may be governed by the subadvisor’s proxy voting policies and procedures. However, currently all subadvisors to the RidgeWorth Funds have either adopted the same proxy guidelines as RidgeWorth or RidgeWorth votes the proxies on behalf of the subadvised funds.

Conflicts of Interest

Due to its diversified client base, numerous product lines, and affiliations, the Committee may determine a potential conflict exists in connection with a proxy vote based on the SEC guidelines. The Committee has outlined the following situations where a conflict of interest, deemed material for proxy purposes, exists:

1.

1.        Common stock of public corporate issuers with which either the Firm or its affiliates or Lightyear Capital LLC or its affiliates, have a significant, ongoing, non-investment management relationship.

2.	An issuer with a director, officer or employee who presently serves as an independent director on the board of RidgeWorth Holdings LLC or Lightyear Capital LLC or its affiliates.

3.	An issuer having substantial and numerous banking, investment, or other financial relationships with the Firm or its affiliates.

4.	A director or senior officer of the Firm or its affiliates or Lightyear Capital serving on the board of a publicly held company.

5.	A direct common stock ownership position of five percent (5%) or greater, held by the Firm or its affiliates.

For these situations, the Committee has determined that the most fair and reasonable procedure to be followed in order to properly address all conflict concerns is to retain an independent fiduciary to vote the ballot items coded within The Firm’s proxy guidelines as case by case.

Additional conflicts of interests would be evaluated by the Committee on an individual basis. Although the Firm does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

Securities Lending Program

The Firm manages assets for several clients (including the RidgeWorth Funds) that engage in “securities lending” programs. In a typical securities lending program, clients or funds lend securities from their accounts/portfolios to approved broker-dealers against cash collateral. On behalf of clients and the RidgeWorth Funds, the Firm seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies. On behalf of clients and the RidgeWorth Funds, the Firm will call loaned securities back to vote proxies, or to otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan when the adviser believes it is necessary to vote.

Additional Information

Silvant clients:

The Firm follows different voting recommendations for different categories of clients such that votes cast on behalf of some clients may oppose votes cast on behalf of other clients. Extended summaries of the Silvant Capital Management LLC U.S. Domestic Proxy Guidelines (applies to ERISA and non-ERISA accounts and funds,) Taft Hartley Proxy Guidelines (which votes per the general guidelines put forth by the AFL-CIO), Global/International Proxy Guidelines, and voting records are available to clients upon request. (Complete copies are quite voluminous but are also available.) For this information, or to obtain information about specific voting issues, please write to Silvant Capital Management LLC, Attn: Proxy Voting Committee Administrator, 3333 Piedmont Road NE, Suite 1500, Atlanta, GA 30305, or contact us by telephone at 877-984-7321 or via e-mail at: pmp.operations@ridgeworth.com.

RidgeWorth Funds shareholders:

Although another investment adviser may subadvise some or all of these funds, all proxy votes are conducted by the Funds’ adviser, RidgeWorth, as the RidgeWorth Funds’ board has delegated voting authority to RidgeWorth and accordingly has adopted RidgeWorth’s proxy voting policies.

Shareholders of the RidgeWorth Funds may access fund-related proxy voting information by calling 1-888-784-3863 or by visiting www.ridgeworth.com.

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts. From time to time, T. Rowe Price may also obtain certain proxy voting research from Glass, Lewis & Co., LLC.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors - For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Issues - T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions - T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute”proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues - Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Fixed Income, Index and Passively Managed Accounts - Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes - In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.

Shareblocking - Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan - The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a) Articles of Amendment and Restatement are incorporated by reference to Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed on April 25, 2011 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Articles of Amendment and Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Articles of Amendment incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 128 to the Registration Statement filed on August 16, 2012 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 131 filed on April 26, 2013 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015.

(b) Amended and Restated Bylaws are incorporated by reference to Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed on April 25, 2011 (File No. 2-75503).

(c) Not Applicable.

(d)(1) Investment Advisory Agreement with Great-West Capital Management, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503). Amendment to Investment Advisory Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015.

(d)(2) Sub-Advisory Agreement with American Century Investment Management, Inc. for the Great-West American Century Growth Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(3) Sub-Advisory Agreement with Ariel Investments, LLC for the Great-West Ariel Mid Cap Value Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(4) Sub-Advisory Agreement with Federated Investment Management Company for the Great-West Federated Bond Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(5) Sub-Advisory Agreement with Franklin Advisers, Inc. for the Great-West Templeton Global Bond Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(6) Sub-Advisory Agreement with Geode Capital Management, LLC for the Great-West Real Estate Index Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(7) Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. for the Great-West Goldman Sachs Mid Cap Value Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(8)  Sub-Advisory Agreement with Invesco Advisers, Inc. for the Great-West Invesco Small Cap Value Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(9)  Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. for the Great-West Multi-Manager Large Cap Growth Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(10) Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. for the Great-West Loomis Sayles Bond Fund and Great-West Loomis Sayles Small Cap Value Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(11)  Sub-Advisory Agreement with Lord, Abbett & Co. LLC for the Great-West Multi-Manager Small Cap Growth Fund is filed herewith.

(d)(12) Sub-Advisory Agreement with Massachusetts Financial Services Company for the Great-West MFS International Growth Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(13)  Sub-Advisory Agreement with Massachusetts Financial Services Company for the Great-West MFS International Value Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(14)  Sub-Advisory Agreement with Mellon Capital Management Corporation for the Great-West International Index Fund, Great-West S&P 500 Index Fund, Great-West S&P Mid Cap 400 Index Fund, Great-West S&P Small Cap 600 Index Fund and Great-West Stock Index Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(15)  Sub-Advisory Agreement with Peregrine Capital Management, Inc. for the Great-West Multi-Manager Small Cap Growth Fund is filed herewith.

(d)(16)  Sub-Advisory Agreement with Pioneer Investment Management, Inc. for the Great-West Multi-Manager Large Cap Growth Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(17)  Sub-Advisory Agreement with Putnam Investment Management, LLC for the Great-West Putnam Equity Income Fund and Great-West Putnam High Yield Bond Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(18)  Sub-Advisory Agreement with Putnam Investment Management, LLC for the Great-West Multi-Manager Small Cap Growth Fund is filed herewith.

(d)(19) Sub-Advisory Agreement with Silvant Capital Management, LLC for the Great-West Small Cap Growth Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(d)(20) Sub-Advisory Agreement with T. Rowe Price Associates, Inc. for the Great-West T. Rowe Price Equity Income Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(21) Sub-Advisory Agreement with T. Rowe Price Associates, Inc. for the Great-West T. Rowe Price Mid Cap Growth Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(e)(1)(a) Form of Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(e)(1)(b) Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503). Amendments to Principal Underwriting Agreement are incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503) and Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015.

(e)(1)(c) Principal Underwriting Agreement for the Great-West SecureFoundation® Balanced ETF Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(e)(2) Class T1 Services Agreement for the Great-West Lifetime Funds is incorporated by reference to Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(e)(3) Class G1 Services Agreement for the Great-West SecureFoundation® Balanced Fund and Great-West SecureFoundation® Lifetime Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(e)(4) Class L Services Agreement for the Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Revised form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Revised form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Revised form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on

September 21, 2011 (File No. 2-75503). Revised form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Revised form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015.

(e)(5) Class A Selling and Service Agreement for the Great-West SecureFoundation® Balanced ETF Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(f) Not Applicable.

(g) Custody Agreements with The Bank of New York Mellon are incorporated by reference to Registrant’s Post-Effective Amendment No. 128 to the Registration Statement filed on August 16, 2012 (File No. 2-75503).

(h)(1) Securities Lending Agreement and Guaranty with The Bank of New York Mellon is incorporated by reference to Registrant’s Post-Effective Amendment No. 74 filed on March 1, 2002 (File No. 2-75503).Global Securities Lending Supplement and forms of amendments to Securities Lending Agreement and Guaranty are incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(h)(2) Rule 22c-2 Shareholder Information Agreement with GWFS Equities, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to its Registration Statement filed on May 1, 2007 (File No. 2-75503). Form of Amendment to Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(h)(3) Class A Administrative Service Plan for the Great-West SecureFoundation® Balanced ETF Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(h)(4) Class A Administrative Service Agreement for the Great-West SecureFoundation® Balanced ETF Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(h)(5) Expense Limitation Agreement for the Great-West SecureFoundation® Balanced ETF Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503). Amendment to Expense Limitation Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(h)(6) Expense Limitation Agreement for certain Great-West Funds regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(h)(7) Expense Limitation Agreement for certain Great-West Funds regarding unaffiliated underlying funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(h)(8) Administrative Services Agreement for certain Great-West Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(i)(1)    Legal Opinion of Helliwell, Melrose & DeWolfe, P.A. is incorporated by reference to the exhibits to Registrant’s Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000 (File No. 2-75503).

(i)(2)    Legal Opinion with respect to the Great-West Lifetime Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(i)(3)    Legal Opinion with respect to the Great-West SecureFoundation® Balanced Fund and Great-West SecureFoundation® Lifetime 2015, 2025, 2035, 2045 and 2055 Funds is incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503).

(i)(4)    Legal Opinion with respect to the Great-West SecureFoundation Lifetime 2020, 2030, 2040 and 2050 Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(i)(5)    Legal Opinion with respect to the Great-West S&P Mid Cap 400® Index Fund and Great-West International Index Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(i)(6)    Legal Opinion with respect to the Class L shares of certain Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(i)(7)    Legal Opinion with respect to the Great-West American Century Growth Fund and Great-West Putnam Equity Income Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503).

(i)(8)    Legal Opinion with respect to the Class L shares of certain Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503).

(i)(9)    Legal Opinion with respect to the Class L shares of the Great-West Putnam High Yield Bond Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503).

(i)(10) Legal Opinion with respect to the Great-West SecureFoundation® Balanced ETF Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(i)(11) Legal Opinion with respect to the Great-West Real Estate Index Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503).

(i)(12) Legal Opinion with respect to the Institutional Class shares of certain Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(i)(13) Legal Opinion with respect to the Great-West Multi-Manager Small Cap Growth Fund is filed herewith.

(j) Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, is to be filed by amendment.

(k) Not Applicable.

(l) Not Applicable.

(m)(1) Class T1 Distribution Plan under Rule 12b-1 for the Great-West Lifetime Funds is incorporated by reference to Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503). Amended form of Class T1 Distribution Plan under Rule 12b-1 for the Great-West Lifetime Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Agreement Pursuant to the Class T1 Distribution Plan for the Great-West Lifetime Funds is incorporated by reference to Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503).

(m)(2) Class G1 Distribution Plan under Rule 12b-1 for the Great-West SecureFoundation® Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended Form of Class G1 Distribution Plan under Rule 12b-1 for the Great-West SecureFoundation® Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Agreement Pursuant to the Class G1 Distribution Plan for the Great-West SecureFoundation® Funds is incorporated by reference to Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503). Amendment to Agreement Pursuant to the Class G1 Distribution Plan for the Great-West SecureFoundation® Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(m)(3) Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amended form of Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amended form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amended form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Amended form of Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Amended form of Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015. Agreement Pursuant to the Class L Distribution and Service Plan for certain Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Amendment to Agreement Pursuant to Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Amendment to Agreement Pursuant to Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015.

(m)(4) Class A Distribution and Service Plan under Rule 12b-1 for the Great-West SecureFoundation® Balanced ETF Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503). Amended form of Class A Distribution and Service Plan under Rule 12b-1 for the Great-West SecureFoundation® Balanced ETF Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503).

(n)(1) Rule 18f-3 Plan for the Great-West Lifetime Funds (Classes T, T1 and L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended Rule 18f-3 Plan for the Great-West Lifetime Funds (Classes T, T1 and L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Amended Rule 18f-3 Plan for the Great-West Lifetime Funds (Institutional Class and Classes T, T1 and L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(n)(2) Rule 18f-3 Plan for the Great-West SecureFoundation® Funds (Classes G, G1 and L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended Rule 18f-3 Plan for the Great-West SecureFoundation® Funds (Classes G, G1 and L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Amended Rule 18f-3 Plan for the Great-West SecureFoundation® Funds (Institutional Class and Classes G, G1 and L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(n)(3) Rule 18f-3 Plan for certain Funds (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Funds (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Funds (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Funds (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Funds (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Funds (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Funds (Institutional Class, Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Funds (Institutional Class, Initial Class, Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015.

(o) Reserved.

(p)(1) Code of Ethics for American Century Investment Management, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(p)(2) Code of Ethics for Ariel Investments, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(p)(3) Code of Ethics for Federated Investment Management Company is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(p)(4) Code of Ethics for Franklin Advisers, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(p)(5) Code of Ethics for Geode Capital Management, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(p)(6) Code of Ethics for Goldman Sachs Asset Management, L.P. is incorporated by reference to Registrant’s Post-Effective Amendment No. 131 to the Registration Statement filed on April 26, 2013 (File No. 2-75503).

(p)(7) Code of Ethics for Invesco Advisers, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(p)(8) Code of Ethics for J.P. Morgan Investment Management Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(p)(9) Code of Ethics for Loomis, Sayles & Co., L.P. is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(p)(10) Code of Ethics for Lord, Abbett & Co. LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015.

(p)(11) Code of Ethics for Massachusetts Financial Services Company is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(p)(12) Code of Ethics for Mellon Capital Management Corporation is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(p)(13) Code of Ethics for Peregrine Capital Management, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015.

(p)(14) Code of Ethics for Pioneer Investment Management, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(p)(15) Code of Ethics for Putnam Investment Management, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(p)(16) Code of Ethics for Silvant Capital Management, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(p)(17) Code of Ethics for T. Rowe Price Associates, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(p) (18) Code of Ethics for Great-West Funds, Inc. and Great-West Capital Management, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

Power of Attorney for Ms. Klapper is incorporated by reference to Registrant’s Post-Effective Amendment No. 95 to the Registration Statement filed on February 13, 2009 (File No. 2-75503). Power of Attorney for Mr. McConahey is incorporated by reference to Registrant’s Post-Effective Amendment No. 109 to the Registration Statement filed on March 25, 2011 (File No. 2-75503). Power of Attorney for Ms. Lynne is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

Item 29.	Persons Controlled by or Under Common Control with the Fund (as of December 31, 2014)

I.	OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

The Desmarais Family Residuary Trust

99.999% - Pansolo Holding Inc.

100% - 3876357 Canada Inc.

32% - Nordex Inc. (68% also owned directly by the Desmarais Family Residuary Trust)

94.9% - Gelco Enterprises Ltd. (5.1% also owned directly by the Desmarais Family Residuary Trust)

                                 53.52% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2014 412,637,391 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 901,185,511.

Pansolo Holding Inc. owns directly 7,677,312 SVS and 367,692 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 11,354,232 or 1.26% of the total voting rights attached to the shares of PCC. Pansolo Holding Inc. wholly owns 3876357 Canada Inc., which owns 40,686,080 SVS representing 4.51% of the aggregate voting rights of PCC.

Gelco Enterprises Ltd owns directly 48,235,700 PPS, representing 53.52% of the aggregate voting rights of PCC (PPS (10 votes) and SVS (1 vote)). Hence, the total voting rights of PCC under the direct and indirect control of the Desmarais Family Residuary Trust is approximately 59.30%; note that this is not the equity percentage.

II.	OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A.	Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

65.73% - Power Financial Corporation

67.18% - Great-West Lifeco Inc.

100.0% - Great-West Financial (Canada) Inc.

100.0% - Great-West Financial (Nova Scotia) Co.

100.0% - Great-West Lifeco U.S. Inc.

100.0% - Great-West Services Singapore I Private Limited

100.0% - Great-West Services Singapore II Private Limited

99.0% - Great West Global Business Services India Private Limited

1.0% - Great West Global Business Services India Private Limited

100.0% - GWL&A Financial Inc.

60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.

40.0% - Great-West Life & Annuity Insurance Capital, LLC

60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

40.0% - Great-West Life & Annuity Insurance Capital, LLC II

60.0% - Great-West Life & Annuity Insurance Capital, LLC

60.0% - Great-West Life & Annuity Insurance Capital, LLC II

100.0% - Great-West Life & Annuity Insurance Company

    100.0% - Great-West Life & Annuity Insurance Company of New York

    100.0% - Advised Assets Group, LLC

    100.0% - GWFS Equities, Inc.

    100.0% - Great-West Life & Annuity Insurance Company of South Carolina

    100.0% - Emjay Corporation

    100.0% - FASCore, LLC

      50.0% - Westkin Properties Ltd.

      65.58% - Great-West Funds, Inc.

    100.0% - Great-West Capital Management, LLC

    100.0% - Great-West Trust Company, LLC

    100.0% - Lottery Receivables Company One LLC

    100.0% - LR Company II, L.L.C.

    100.0% - Singer Collateral Trust IV

    100.0% - Singer Collateral Trust V

    100.0% - Great-West Financial Retirement Plan Services, LLC

    100.0% - Empower Securities, LLC

B. Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

65.73% - Power Financial Corporation

67.18% - Great-West Lifeco Inc.

100.0% - Great-West Financial (Canada) Inc.

100.0% - Great-West Financial (Nova Scotia) Co.

100% - Great-West Lifeco U.S. Inc.

  99.0% - Great-West Lifeco U.S. Holdings, L.P.

100.0% - Great-West Lifeco U.S. Holdings, LLC

1.0% - Great-West Lifeco U.S. Holdings, L.P.

  95.23% - Putnam Investments, LLC

100.0% - Putnam Acquisition Financing Inc.

100.0% - Putnam Acquisition Financing LLC

100.0% - Putnam Holdings, LLC

100.0% - Putnam U.S. Holdings I, LLC

100.0% - Putnam Investment Management, LLC

100.0% - Putnam Fiduciary Trust Company (NH)

100.0% - Putnam Investor Services, Inc.

100.0% - Putnam Retail Management GP, Inc.

  99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)

100.0% - PanAgora Holdings Inc.

80.0% - PanAgora Asset Management, Inc.

100.0% - Putnam GP Inc.

  99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)

100.0% - Putnam Investment Holdings, LLC

100.0% - Savings Investments, LLC

100.0% - Putnam Capital, LLC

100.0% - The Putnam Advisory Company, LLC

100.0% - Putnam Advisory Holdings LLC

100.0% - Putnam Investments Canada LLC

100.0% - Putnam Investments (Ireland) Limited

100.0% - Putnam Investments Australia Pty Limited

100.0% - Putnam Investments Securities Co., Ltd.

100.0% - Putnam International Distributors, Ltd.

100.0% - Putnam Investments Argentina S.A.

100.0% - Putnam Investments Limited

C. The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

65.73% - Power Financial Corporation

67.18% - Great-West Lifeco Inc.

100.0% - 2142540 Ontario Inc.

100.0% - Great-West Lifeco Finance (Delaware) LP

100.0% - Great-West Lifeco Finance (Delaware) LLC

100.0% - 2023308 Ontario Inc.

100.0% - Great-West Life & Annuity Insurance Capital, LP

40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.

40.0% - Great-West Life & Annuity Insurance Capital, LLC

100.0% - Great-West Life & Annuity Insurance Capital, LP II

40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

40.0% - Great-West Life & Annuity Insurance Capital, LLC II

100.0% - 2171866 Ontario Inc

100.0% - Great-West Lifeco Finance (Delaware) LP II

100.0% - Great-West Lifeco Finance (Delaware) LLC II

100.0% - 2023310 Ontario Inc.

100.0% - 2023311 Ontario Inc.

100.0% - 6109756 Canada Inc.

100.0% - 6922023 Canada Inc.

100.0% - 8563993 Canada Inc.

100.0% - The Great-West Life Assurance Company

71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)

100.0% - GWL THL Private Equity II Inc.

100.0% - Great-West Investors Holdco Inc.

100.0% - Great-West Investors LLC

100.0% - Great-West Investors LP Inc.

100.0% - Great-West Investors GP Inc.

100.0% - Great-West Investors LP

100.0% - T.H. Lee Interests

100.0% - GWL Realty Advisors Inc.

100.0% - GWL Realty Advisors U.S., Inc.

100.0% - RA Real Estate Inc.

0.1% - RMA Real Estate LP

100.0% - Vertica Resident Services Inc.

100.0% - 2278372 Ontario Inc. (0.0001% interest in NF Real Estate Limited Partnership)

100.0% - GLC Asset Management Group Ltd.

100.0% - 801611 Ontario Limited

100.0% - 118050 Canada Inc.

100.0% - 1213763 Ontario Inc.

99.9% - Riverside II Limited Partnership

  70.0% - Kings Cross Shopping Centre Ltd.

100.0% - 681348 Alberta Ltd.

100.0% - The Owner: Condominium Plan No 8510578

  50.0% - 3352200 Canada Inc.

100.0% - 1420731 Ontario Limited

100.0% - 1455250 Ontario Limited

100.0% - CGWLL Inc.

  65.0% - The Walmer Road Limited Partnership

  50.0% - Laurier House Apartments Limited

100.0% - 2024071 Ontario Limited

100.0% - 431687 Ontario Limited

    0.1% - Riverside II Limited Partnership

100.0% - High Park Bayview Inc.

  75.0% - High Park Bayview Limited Partnership

    5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)

100.0% - 647679 B.C. Ltd.

  70.0% - TGS North American Real Estate Investment Trust

100.0% - TGS Trust

  70.0% - RMA Investment Company (Formerly TGS Investment Company)

100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)

100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)

100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)

100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]

100.0% - RMA American Realty Corp.

1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]

  99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)

100.0% - 1218023 Alberta Ltd.

50% - special shares in RMA (U.S.) Realty LLC (Delaware)

100.0% - 1214931 Alberta Ltd.

50% - special shares in RMA (U.S.) Realty LLC (Delaware)

70.0% - RMA Real Estate LP

100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)

100.0% - S-8025 Holdings Ltd.

100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.

70.0% - KS Village (Millstream) Inc.

70.0% - 0726861 B.C. Ltd.

70.0% - Trop Beau Developments Limited

70.0% - Kelowna Central Park Properties Ltd.

70.0% - Kelowna Central Park Phase II Properties Ltd.

40.0% - PVS Preferred Vision Services

  12.5% - Vaudreuil Shopping Centres Limited

  70.0% - Saskatoon West Shopping Centres Limited

  12.5% - 2331777 Ontario Ltd.

  12.5% - 2344701 Ontario Ltd.

  12.5% - 2356720 Ontario Ltd.

  12.5% - 0977221 B.C. Ltd.

100.0% - TMI Systems, Inc.

  51.0% - Plandirect Insurance Services Inc.

100.0% - London Insurance Group Inc.

100.0% - Trivest Insurance Network Limited

100.0% - London Life Insurance Company

100.0% - 1542775 Alberta Ltd.

100.0% - 0813212 B.C. Ltd.

  30.0% - Kings Cross Shopping Centre Ltd.

  30.0% - 0726861 B.C. Ltd.

  30.0% - TGS North American Real Estate Investment Trust

100.0% - TGS Trust

  30.0% - RMA Investment Company (Formerly TGS Investment Company)

100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)

100.0% - RMAProperty Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)

100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)

100.0% - RMA (U.S.) Realty LLC (DE) [(special shares held by 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]

100.0% - RMA American Realty Corp.

1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]

99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)

100.0% - 1218023 Alberta Ltd.

50% - special shares in RMA (U.S.) Realty LLC (Delaware)

100.0% - 1214931 Alberta Ltd.

50% - special shares in RMA (U.S.) Realty LLC (Delaware)

30.0% - RMA Real Estate LP

100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)

100.0% - S-8025 Holdings Ltd.

100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.

100.0% - 1319399 Ontario Inc.

100.0% - 3853071 Canada Limited

  50.0% - Laurier House Apartments Limited

  30.0% - Kelowna Central Park Properties Ltd.

  30.0% - Kelowna Central Park Phase II Properties Ltd.

  30.0% - Trop Beau Developments Limited

100.0% - 4298098 Canada Inc.

100.0% - GWLC Holdings Inc.

100% - GLC Reinsurance Corporation

100.0% - 389288 B.C. Ltd.

100.0% - Quadrus Investment Services Ltd.

  35.0% - The Walmer Road Limited Partnership

100.0% - 177545 Canada Limited

100.0% - Lonlife Financial Services Limited

  88.0% - Neighborhood Dental Services Ltd.

100.0% - Quadrus Distribution Services Ltd.

100.0% - Toronto College Park Ltd.

  25.0% - High Park Bayview Limited Partnership

  30.0% - KS Village (Millstream) Inc.

100.0% - London Life Financial Corporation

89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)

100.0% - London Life & General Reinsurance Co. Ltd. (1 share held by London Life & Casualty Reinsurance Corporation and 20,099,999 shares held by London Reinsurance Group Inc.)

100.0% - London Life & Casualty Reinsurance Corporation

100.0% - Trabaja Reinsurance Company Ltd.

100.0% - London Life and Casualty (Barbados) Corporation

100.0% - LRG (US), Inc.

100.0% - London Life International Reinsurance Corporation

100.0% - London Life Reinsurance Company

  75.0% - Vaudreuil Shopping Centres Limited

  30.0% - Saskatoon West Shopping Centres Limited

  75.0% - 2331777 Ontario Ltd.

  75.0% - 2344701 Ontario Ltd.

  75.0% - 2356720 Ontario Ltd.

  75.0% - 0977221 B.C. Ltd.

100.0% - Canada Life Financial Corporation

100.0% - The Canada Life Assurance Company

100.0% - Canada Life Brasil LTDA

100.0% - Canada Life Capital Corporation, Inc.

100.0% - Canada Life International Holdings, Limited

100.0% - Canada Life International Services Limited

100.0% - Canada Life International, Limited

100.0% - CLI Institutional Limited

100.0% - Canada Life Irish Holding Company, Limited

100.0% - Canada Life Group Services Limited

100.0% - Canada Life Europe Investment Limited

78.67% - Canada Life Assurance Europe Limited

100.0% - Canada Life Europe Management Services, Limited

21.33% - Canada Life Assurance Europe Limited

100.0% - Canada Life International Re, Limited

100.0% - Canada Life Reinsurance International, Ltd.

100.0% - Canada Life Reinsurance, Ltd.

100.0% - The Canada Life Group (U.K.), Limited

100.0% - Irish Life Investment Managers Limited

100.0% - Summit Asset Managers Ltd.

    7.0% - Irish Association of Investment Managers

100.0% - Setanta Asset Management Limited

    - Setanta Asset Management Funds Public Limited Company (interest only)

100.0% - Canada Life Pension Managers & Trustees, Limited

100.0% - Canada Life Asset Management Limited

100.0% - Canada Life European Real Estate Limited

100.0% - Hotel Operations (Walsall) Limited

100.0% - Hotel Operations (Cardiff) Limited

100.0% - Canada Life Trustee Services (U.K.), Limited

100.0% - CLFIS (U.K.), Limited

100.0% - Canada Life, Limited

100.0% - Canada Life (Ireland), Limited

11.29% - Irish Life Assurance plc.

100.0% - Canada Life (U.K.), Limited

100.0% - Albany Life Assurance Company, Limited

100.0% - Canada Life Management (U.K.), Limited

100.0% - Canada Life Services (U.K.), Limited

100.0% - Canada Life Fund Managers (U.K.), Limited

100.0% - Canada Life Group Services (U.K.), Limited

100.0% - Canada Life Holdings (U.K.), Limited

100.0% - Canada Life Irish Operations, Limited

100.0% - Canada Life Ireland Holdings, Limited.

100.0% - Irish Life Group Limited

100.0% - Irish Progressive Services International Ltd

100.0% - Irish Life Group Services Limited

100.0% - Irish Life Financial Services Limited

  49.0% - Glohealth Financial Services Limited

100.0% - Vestone Ltd.

100.0% - Cornmarket Group Financial Services Ltd.

100.0% - Cornmarket Insurance Brokers Ltd.

100.0% - Cornmarket Insurance Services Limited

100.0% - Cornmarket Retail Trading Ltd.

100.0% - Savings & Investments Ltd.

100.0% - Gregan McGuiness (Life & Pensions) Ltd.

100.0% - Irish Life Associate Holdings

100.0% - Irish Life Irish Holdings

30.0% - Allianz-Irish Life Holdings plc.

88.71% - Irish Life Assurance plc.

100.0% - Ballsbridge Property Investments Ltd.

100.0% - Cathair Ce Ltd.

100.0% - Ilona Financial Group, Inc.

100.0% - Irish Life Unit Fund Managers Ltd.

100.0% - Keko Park Ltd.

100.0% - Stephen Court Ltd.

100.0% - Tredwell Associates Ltd.

100.0% - Irish Life Trustee Services Limited

100.0% - Kohlenberg & Ruppert Premium Properties S.A.

100.0% - Office Park De Mont-St-Guibert A S.A.

100.0% - Office Park De Mont-St-Guibert B S.A.

100.0% - Office Park De Mont-St-Guibert C S.A.

100.0% - Ilot St Michel Lux S.A.R.L.

100.0% - Ilot St Michel FH S.P.R.L.

100.0% - Ilot St Michel LLH S.P.R.L.

100.0% - Etak SAS

100.0% - Mili SAS

100.0% - Sarip SCI

  66.66% - City Park (Hove) Management Company Ltd.

  66.66% - City Gate Park Administration Limited

  98.0% - Westlink Industrial Estate Management Company Ltd.

  51.0% - SJRQ Riverside IV Management Limited

  - Setanta Asset Management Funds Public Limited Company (interest only)

  50.0% - Hollins Clough Management Company Ltd.

  50.0% - Dakline Company Ltd.

  50.0% - Ashtown Management Company Ltd.

  25.0% - Fulwood Park Management Company (No. 2) Ltd.

  20.0% - Choralli Limited

  14.0% - Baggot Court Management Limited

  11.0% - Richview Office Park Management Company Limited

  5.5% - Padamul Ltd.

100.0% - Canada Life Group Holdings Limited

100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)

100.0% - Canada Life Finance (U.K.), Limited

100.0% - CL Luxembourg Capital Management S.á.r.l.

100.0% - 8478163 Canada Limited

100.0% - Canada Life Bermuda Limited

100.0% - The Canada Life Insurance Company of Canada

100.0% - 6855572 Manitoba Ltd.

  94.4% - MAM Holdings Inc. (5.6% owned by GWL)

100.0% - Mountain Asset Management LLC

12.5% - 2331777 Ontario Ltd.

12.5% - 2344701 Ontario Ltd.

12.5% - Vaudreuil Shopping Centres Limited

12.5% - 2356720 Ontario Ltd.

12.5% - 0977221 B.C. Ltd.

100.0% - CL Capital Management (Canada), Inc.

100.0% - GRS Securities, Inc.

100.0% - 587443 Ontario, Inc.

100.0% - Canada Life Mortgage Services, Ltd.

100.0% - Adason Properties, Limited

100.0% - Adason Realty, Ltd.

28.6% - GWL THL Private Equity I Inc. (71.4% owned by The Great-West Life Assurance Company)

100.0% - Canada Life Capital Trust

D. IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

65.73% - Power Financial Corporation

58.83% - IGM Financial Inc.

100.0% - Investors Group Inc.

100.0% - Investors Group Financial Services Inc.

100.0% - I.G. International Management Limited

100.0% - I.G. Investment Management (Hong Kong) Limited

100.0% - Investors Group Trust Co. Ltd.

100.0% - 391102 B.C. Ltd.

100.0% - I.G. Insurance Services Inc.

100.0% - Investors Syndicate Limited

100.0% - Investors Group Securities Inc.

100.0% - 6460675 Manitoba Ltd.

100.0% - I.G. Investment Management, Ltd.

100.0% - Investors Group Corporate Class Inc.

100.0% - Investors Syndicate Property Corp.

100.0% - 0965311 B.C. Ltd.

100.0% - 0992480 B.C. Ltd.

19.63% - I.G. (Rockies) Corp.

100.0% - I.G. Investment Corp.

80.37% - I.G. (Rockies) Corp. (19.63% owned by I.G. Investment Management, Ltd.)

100.0% - Mackenzie Inc.

100.0% - Mackenzie Financial Corporation

100.0% - Mackenzie Investments Charitable Foundation

  14.28% - Strategic Charitable Giving Foundation

100.0% - Mackenzie Cundill Investment Management (Bermuda) Ltd.

100.0% - Mackenzie Financial Capital Corporation

100.0% - Multi-Class Investment Corp.

100.0% - MMLP GP Inc.

100.0% - Mackenzie Investments Corporation

100.0% - Mackenzie Investments PTE. Ltd.

100.0% - Mackenzie Global Macro Asian Credit Fund Ltd.

100% - Mackenzie Global Macro Asian Credit Master Fund, Ltd.

97.08% - Investment Planning Counsel Inc. (and 2.92% owned by Management of IPC)

100.0% - IPC Investment Corporation

100.0% - IPC Estate Services Inc.

100.0% - IPC Securities Corporation

  88.66% - IPC Portfolio Services Inc. (and 11.34% owned by advisors of IPC Investment Corporation and IPC Securities Corporation)

100.0% - Counsel Portfolio Services Inc.

100.0% - Counsel Portfolio Corporation

E. Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

65.73% - Power Financial Corporation

100.0% - Power Financial Europe B.V.

50.0% - Parjointco N.V.

75.4% - Pargesa Holding SA (55.5% capital)

100.0% - Pargesa Netherlands B.V.

52.0% (taking into account the treasury shares - Groupe Bruxelles Lambert (50.0% in capital)

Capital

  1.1% - Suez Environment Company (of which 0.2% in trading)

29.3% - Lafarge SA (21.1% in capital of which 0.1% held by GBL Energy S.à r.l. and Serena S.à r.l.))

  6.9% - Pernod Ricard (7.5% in capital)

  12.43% - Umicore (12.43% in capital)

  0.4% - LTI One

  0.1% - Sagerpar

100.0% - Belgian Securities B.V.

Capital

71.9% - Imerys (56.5% in capital)

100.0% - Brussels Securities

Capital

99.6% - LTI One

0.1% - Groupe Bruxelles Lambert

100.0% - LTI Two

0.1% - Groupe Bruxelles Lambert

0.1% - Umicore

99.9% - Sagerpar

3.6% - Groupe Bruxelles Lambert

100.0% - GBL Overseas Finance N.V.

100.0% - COFINERGY

Capital

100.0% - GBL Energy S.á.r.l.

Capital

  3.0% - Total SA (2.7% in capital)

100.0% - GBL Verwaltung GmbH

100.0% - GBL Finance & Treasury

100.0% - GBL Verwaltung SA

Capital

100.0% - GBL Investments Limited

100.0% - GBL R

100.0% - Sienna Capital S.á.r.l

Capital

39.1% - Kartesia Credit Opportunities I SCA, SICAV-SIF

40.0% - Kartesia GP SA

43.0% - ECP1

100.0% - ECP3

  15.1% - Mérieux Participations I

  37.8% - Mérieux Participations II

100.0% - Serena S.á.r.l

Capital

  15.0% - SGS

2.4% - GDF SUEZ (of which 0.1% in trading)

42.4% - ECP 2

100.0% - Pargesa Netherlands B.V.

100.0% - SFPG

F.	Square Victoria Communications Group Inc. Group of Companies (Canadian communications)

Power Corporation of Canada

100.0% - Square Victoria Communications Group Inc.

100.0% - Gesca Ltée

100.0% - La Presse, ltée

100.0% - Cyberpresse Inc.

100.0% - 3834310 Canada Inc.

100.0% - Square Victoria Digital Properties inc.

100.0% - 4400046 Canada Inc.

81.90% - 9059-2114 Québec Inc.

99.27% - DuProprio Inc.

100.0% - VR Estates Inc.

100.0% - 0757075 B.C. Ltd.

0.1% - Lower Mainland Comfree LP

99.9% - Lower Mainland Comfree LP

100.0% - Comfree Commission Free Realty Inc.

100.0% - CF Real Estate First Inc.

100.0% - CF Real Estate Max Inc.

100.0% - CF Real Estate Ontario Inc.

100.0% - CF Real Estate Maritimes Inc.

100.0% - DP Immobilier Québec Inc.

100.0% - 8495122 Canada Inc.

100.0% - Les Éditions Gesca Ltée

100.0% - Les Éditions La Presse Ltée

100.0% - (W.illi.am) 6657443 Canada Inc.

  2.72% - Acquisio Inc.

  50.0% - Workopolis Canada

  25.0% - Olive Média

100.0% - Attitude Digitale Inc.

  26.32% - Checkout 51 Inc.

100.0% - Square Victoria C.P. Holding Inc.

33.3% - Canadian Press Enterprises Inc.

100.0% - Pagemasters North America Inc.

G. Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada

100.0% - Power Corporation (International) Limited

99.9% - Power Pacific Corporation Limited

100.0% - Power Pacific Mauritius Limited

11.74% - Vimicro International Corporation

0.1% - Power Pacific Equities Limited

99.9% - Power Pacific Equities Limited

0.63% - CITIC Limited

100.0% - Power Communications Inc.

0.1% - Power Pacific Corporation Limited

  10.0% - China Asset Management Limited

H.	Other PCC Companies

Power Corporation of Canada

100.0% - 152245 Canada Inc.

100.0% - Power Tek, LLC

100.0% - 3540529 Canada Inc.

  18.75% - Société Immobiliére HMM

    1.22% - Quinstreet Inc.

100.0% - Square Victoria Real Estate Inc./ Spuare Victoria Immobilier Inc.

100.0% - 3121011 Canada Inc.

100.0% - 171263 Canada Inc.

100.0% - Victoria Square Ventures Inc.

  22.12% - Bellus Health Inc.

  25.0% - Club de Hockey Les Remparts de Québec Inc.

100.0% - Power Energy Corporation

  62.83% - Potentia Solar Inc.

100.0% - Power Energy Eagle Creek Inc.

60.0% - Power Energy Eagle Creek LLP

24.05% - Eagle Creek Renewable Energy, LLC

100.0% - Power Communications Inc.

100.0% - Brazeau River Resources Investments Inc.

100.0% - PCC Industrial (1993) Corporation

100.0% - Power Corporation International

100.0% - 3249531 Canada Inc.

100.0% - Sagard Capital Partners GP, Inc.

99.4% - Sagard Capital Partners, L.P.

96.9% - IntegraMed America, Inc.

100.0% - Power Corporation of Canada Inc.

100.0% - PL S.A.

100.0% - 4190297 Canada Inc.

100% - Sagard Capital Partners Management Corp.

100.0% - Sagard S.A.S.

100.0% - Marquette Communications (1997) Corporation

100.0% - 4507037 Canada Inc.

100.0% - 4524781 Canada Inc.

100.0% - 4524799 Canada Inc.

100.0% - 4524802 Canada Inc.

I. Other PFC Companies

Power Financial Corporation

100.0% - 4400003 Canada Inc.

100.0% - 3411893 Canada Inc.

100.0% - 3439453 Canada Inc.

100.0% - Power Financial Capital Corporation

100.0% - 7973594 Canada Inc.

100.0% - 7973683 Canada Inc.

100.0% - 7974019 Canada Inc.

100.0% - 8677964 Canada Inc.

Item 30.                    Indemnification

Registrant’s Articles of Amendment and Restatement provides as follows:

Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

Maryland Code, Corporations and Associations, §2-418provides:

(a)(1) In this section the following words have the meanings indicated.

(2) “Corporation” includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(3) “Director” means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise, or employee benefit plan.

(4) “Expenses” include attorney’s fees.

(5)(i) “Official capacity” means:

(1) When used with respect to a director, the office of director in the corporation; and

(2) When used with respect to a person other than a director as contemplated in subsection (j) of this section, the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

(ii) “Official capacity” does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

(6) “Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7) “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

(i) The act or omission of the director was material to the matter giving rise to the proceeding; and

1.	Was committed in bad faith; or

2.	Was the result of active and deliberate dishonesty; or

(ii) The director actually received an improper personal benefit in money, property, or services; or

(iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(2)        (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

(ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

(3)        (i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

(ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

(4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

(i) For a proceeding brought to enforce indemnification under this section; or

(ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

(c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

(d) Unless limited by the charter:

(1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section, or in the defense of any claim, issue, or matter in the proceeding, shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding, claim, issue, or matter in which the director has been successful.

(2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

(i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

(ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) of this section shall be limited to expenses.

(3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director’s liability took place.

(e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

(2) Such determination shall be made:

(i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

(ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

(iii) By the stockholders.

(3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in paragraph (2)(ii) of this subsection for selection of such counsel.

(4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

(f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

(i) A written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

(ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(2) The undertaking required by paragraph (1)(ii) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

(3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e)(2) of this section.

(g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(h) This section does not limit the corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

(i) For purposes of this section:

(1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director’s duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

(2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

(3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director’s duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

(j) Unless limited by the charter:

(1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d) of this section;

(2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

(3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

(k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

(2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

(3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

(l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders’ meeting or prior to the meeting.

Item 31.            Business and Other Connections of Investment Adviser

Registrant’s investment adviser, Great-West Capital Management, LLC (“GWCM”), is a wholly-owned subsidiary of GWL&A. In addition to Great-West Funds, Inc. (“Great-West Funds”), GWCM provides investment advisory services for various collective investment trusts, stable value funds and unregistered separate accounts of GWL&A. The managers and officers of GWCM have held, during the past two fiscal years, the following positions of a substantial nature.

Name	Position(s)
Ronald J. Laeyendecker	Senior Vice President, Executive Benefits Market, GWL&A, Great-West Life & Annuity Insurance Company of New York (GWL&A of NY) and GWFS Equities, Inc. (“GWFS”); Manager, GWCM
David G. McLeod

Senior Vice President, Product Management, GWL&A; Chairman, President and Chief Executive Officer, Advised Assets Group, LLC (“AAG”); Manager, Senior Vice President and Managing Director, GWCM; Senior Vice President and Managing Director, Great-West Funds

Robert K. Shaw	Executive Vice President, Individual Markets, GWL&A, and GWL&A of NY; Director and Executive Vice President, GWFS; Chairman, President and Chief Executive Officer, GWCM
David L. Musto	Executive Vice President, Retirement Services, GWL&A and GWL&A of NY; Director, GWFS; Manager, AAG and GWCM; Manager and President, Great-West Financial Retirement Plan Services, LLC
Catherine S. Tocher

Senior Vice President and Chief Investment Officer, Segregated Funds, GWL&A; Manager, Senior Vice President and Chief Investment Officer, GWCM; Senior Vice President, Great-West Trust Company, LLC (“GWTC”)

S. Mark Corbett	Executive Vice President & Global Chief Investment Officer, Great-West Lifeco Inc. and GWCM
Beverly A. Byrne	Senior Vice President, Legal and Chief Compliance Officer, GWL&A, GWL&A of NY, AAG, FASCore, GWCM, GWFS, GWTC and Great-West Funds
Mary C. Maiers	Vice President, Investment Operations, GWL&A and GWL&A of NY; Vice President and Treasurer, GWFS and GWTC; Chief Financial Officer & Treasurer, Great-West Funds and GWCM
Ryan L. Logsdon	Vice President & Counsel, GWL&A; Vice President, Counsel & Secretary, AAG, FASCore, GWCM, GWFS and GWTC; Assistant Vice President, Counsel & Secretary, Great-West Funds
Joel L. Terwilliger	Assistant Vice President, Counsel & Associate Chief Compliance Officer, GWL&A, AAG, GWCM and Great-West Funds
John A. Clouthier	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM, GWTC and Great-West Funds
Thone L. Gdovin	Assistant Vice President, Investments, GWL&A; Portfolio Manager, GWCM

Jonathan D. Kreider	Manager, Portfolio Asset Allocation, GWL&A and AAG; Portfolio Manager, GWCM
Bruce G. Masters	Assistant Vice President, Investments, GWL&A; Portfolio Manager, GWCM
Andrew N. Corwin	Investment Analyst, GWL&A; Assistant Portfolio Manager, GWCM
Sam Y. Moyn	Senior Portfolio Trader/Analyst, GWL&A; Assistant Portfolio Manager, GWCM
Kiva G. Patten	Assistant Manager, Structured Investments, GWL&A; Assistant Portfolio Manager, GWCM
Nathan M. Simons	Sr. Investment Analyst, GWL&A; Assistant Portfolio Manager, GWCM
Laura K. Kline	Sr. Middle Office Investment Analyst; Assistant Portfolio Manager, GWCM
Cara B. Owen	Counsel, GWL&A; Assistant Secretary & Counsel, GWCM, Great-West Funds and GWTC

Item 32.            Principal Underwriter

(a) GWFS Equities, Inc. serves as the principal underwriter for the Registrant. GWFS Equities, Inc. also serves as distributor or principal underwriter for certain variable contracts issued by GWL&A and GWL&A of NY through the following separate accounts: Maxim Series Account of GWL&A, FutureFunds Series Account of GWL&A, Variable Annuity-1 Series Account of GWL&A, Variable Annuity-2 Series Account of GWL&A , COLI VUL-2 Series Account of GWL&A, COLI VUL-4 Series Account of GWL&A, Trillium Variable Annuity Account of GWL&A, Prestige Variable Life Account of GWL&A, Variable Annuity-1 Series Account of GWL&A of NY, Variable Annuity-2 Series Account of GWL&A of NY, Variable Annuity-3 Series Account of GWL&A of NY, COLI VUL-2 Series Account of GWL&A of NY and COLI VUL-4 Series Account of GWL&A of NY.

(b)

Name	Principal Business Address	Position and Offices with Underwriter	Position and Offices with Fund
Edmund F. Murphy III	8515 East Orchard Road Greenwood Village, CO 80111	Chairman, President and Chief Executive Officer	Chairman, President & Chief Executive Officer
Robert K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Director, Executive Vice President	Director
David L. Musto	8515 East Orchard Road Greenwood Village, CO 80111	Director, Executive Vice President
Stephen E. Jenks	8515 East Orchard Road Greenwood Village, CO 80111	Director, Executive Vice President
Carol E. Waddell	8515 East Orchard Road Greenwood Village, CO 80111	Director, Senior Vice President
William S. Harmon	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
Miles R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
Ronald J. Laeyendecker	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
Beverly A. Byrne	8525 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Legal and Chief Compliance Officer	Senior Vice President, Legal and Chief Compliance Officer
Christopher Bergeon	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
Brent P. Neese	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
Stephanie A. Bendrick	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
Susan M. Gile	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
Mary C. Maiers	8515 East Orchard Road Greenwood Village, CO 80111	Vice President & Treasurer	Chief Financial Officer &Treasurer
Teresa L. Luiz	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
Ryan L. Logsdon	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Counsel & Secretary	Assistant Vice President, Counsel & Secretary

Item 33.            Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of: Great-West Funds, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111; or Great-West Capital Management, LLC, 8515 East Orchard Road, Greenwood Village, Colorado 80111; or with certain registered service providers of Great-West Funds pursuant to Section 31(a) of the Investment Company Act of 1940 and/or Section 17 of the Securities and Exchange Act of 1934.

Item 34.            Management Services

Not applicable.

Item 35.            Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act, Great-West Funds certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado on the 26th day of August 2015.

GREAT-WEST FUNDS, INC.
(Registrant)

By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date
/s/ Robert K. Shaw	Chairman	August 26, 2015
Robert K. Shaw

/s/ Donna L. Lynne	Director	August 26, 2015
Donna L. Lynne*

/s/ Gail H. Klapper	Director	August 26, 2015
Gail H. Klapper*

/s/ Stephen G. McConahey	Director	August 26, 2015
Stephen G. McConahey*

/s/ Edmund F. Murphy III	President & Chief Executive Officer	August 26, 2015
Edmund F. Murphy III

/s/ Mary C. Maiers	Chief Financial	August 26, 2015
Mary C. Maiers	Officer & Treasurer

*By:	/s/ Beverly A. Byrne	August 26, 2015
Beverly A. Byrne (Attorney-in-fact)

Power of Attorney for Ms. Klapper is incorporated by reference to Registrant’s Post-Effective Amendment No. 95 to the Registration Statement filed on February 13, 2009 (File No. 2-75503). Power of Attorney for Mr. McConahey is incorporated by reference to Registrant’s Post-Effective Amendment No. 109 to the Registration Statement filed on March 25, 2011 (File No. 2-75503). Power of Attorney for Ms. Lynne is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).